FILE NO.  33-4559
                                                               FILE NO. 811-4630
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933            (X)
                          Pre-Effective Amendment No.            ( )
                        Post-Effective Amendment No. 47          (X)
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940        (X)
                                Amendment No. 48                 (X)
                                   ---------
                        JOHN HANCOCK INVESTMENT TRUST III
               (Exact Name of Registrant as Specified in Charter)
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
              (Address of Principal Executive Offices) (Zip Code)
                 Registrant's Telephone Number, (617) 375-1702
                                   ---------
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                           John Hancock Advisers, LLC
                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                    (Name and Address of Agent for Service)
                                   ---------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
(X) on March 1, 2003 pursuant to paragraph (b) of Rule 485
( ) 60 days after filing pursuant to paragraph (a) of Rule 485
( ) on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Sign up for electronic delivery at www.jhancock.com/funds/edelivery


                                  JOHN HANCOCK

Prospectus 3.1.03                 Equity funds

                                  INSTITUTIONAL CLASS I

                                  Balanced Fund

                                  Classic Value Fund

                                  Core Equity Fund

                                  Large Cap Equity Fund

                                  Mid Cap Growth Fund

                                  Small Cap Equity Fund

                                  Small Cap Growth Fund

                                  U.S. Global Leaders Growth Fund


     [LOGO](R)
------------------
JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents


--------------------------------------------------------------------------------

A fund-by-fund summary of         Balanced Fund                               4
goals, strategies, risks,
performance and expenses.         Classic Value Fund                          6

                                  Core Equity Fund                            8

                                  Large Cap Equity Fund                      10

                                  Mid Cap Growth Fund                        12

                                  Small Cap Equity Fund                      14

                                  Small Cap Growth Fund                      16

                                  U.S. Global Leaders Growth Fund            18

Policies and instructions for     Your account
opening, maintaining and
closing an account.               Who can buy shares                         20
                                  Opening an account                         20
                                  Buying shares                              21
                                  Selling shares                             22
                                  Transaction policies                       24
                                  Dividends and account policies             24

Further information on            Fund details
the funds.
                                  Business structure                         25
                                  Management biographies                     26
                                  Financial highlights                       27

                                  For more information               back cover

Overview

--------------------------------------------------------------------------------

JOHN HANCOCK EQUITY FUNDS -- INSTITUTIONAL CLASS I

These funds offer clearly defined investment strategies, each focusing on a particular market segment and following adisciplined investment process. Blended together or selected individually, these funds are designed to meet the needs ofinvestors seeking risk-managed investment strategies from seasoned professional portfolio managers.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured orguaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose moneyby investing in these funds, be sure to read all risk disclosurecarefully before investing.

THE MANAGEMENT FIRM


All John Hancock equity funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and as of December 31, 2002, managed approximately $26 billion in assets.


FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including annual expenses.

Balanced Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks current income, long-term growth of capital and income and preservation of capital. To pursue these goals, the fund allocates its investments among a diversified mix of debt and equity securities. The fund normally invests at least 25% of assets in equity securities and at least 25% of assets in senior debt securities.

At least 80% of the fund's common stock investments are "dividend performers." These are companies that have typically increased their dividend payments over time, or that the managers believe demonstrate the potential for above-average stability of growth of earnings and dividends. In managing the fund's stock portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium market capitalizations.

The fund's debt securities are used to enhance current income and provide some added stability. The fund's investments in bonds of any maturity are primarily investment-grade (rated BBB or above and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C and their unrated equivalents.

Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. Since Class I shares have existed for less than a full calendar year, the year-by-year and average annual figures are for Class A shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class I shares have no sales charges and lower expenses than Class A shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns


Best quarter: Q4 '98, 11.40%
Worst quarter: Q2 '02, -12.88%


After-tax returns

After-tax returns are shown for Class A shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

Lehman Brothers Government/Credit Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
 1993    1994    1995    1996    1997    1998   1999    2000    2001     2002

11.38%  -3.51%  24.22%  12.13%  20.79%  14.01%  3.89%  -1.83%  -5.23%  -18.19%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge)
for periods ending 12-31-02
--------------------------------------------------------------------------------
                                                      1 year    5 year  10 year

Class A before tax                                   -22.26%    -3.05%    4.47%
Class A after tax on distributions                   -22.95%    -4.37%    2.64%
Class A after tax on distributions, with sale        -13.64%    -2.72%    2.99%
Class I before tax (began 3-1-02)                         --        --       --
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                          -22.10%    -0.59%    9.34%
Lehman Brothers Government/Credit Bond Index          11.04%     7.62%    7.61%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.60%
Other expenses                                                             0.55%
Total fund operating expenses                                              1.15%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class I                                       $117      $365      $633    $1,398

PORTFOLIO MANAGERS

Barry H. Evans, CFA
Joined fund team in 1996

Roger C. Hamilton
Joined fund team in 2003


See page 26 for the management biographies.

FUND CODES

Class I     Ticker          SVBIX
            CUSIP           47803P807
            Newspaper       --
            SEC number      811-0560
            JH fund number  432

Classic Value Fund

--------------------------------------------------------------------------------

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in domestic equity securities. The fund is non-diversified and may invest more than 5% of assets in securities of individual companies.


In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.


In choosing individual securities, the subadviser screens a universe of the 500 largest publicly traded U.S. companies. (As of January 31, 2003, this included companies with market values above approximately $3 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser's estimate of normal long-term earnings power. The subadviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:


o     cheap on the basis of current price to estimated normal level of earnings

o     current earnings below normal levels

o     a sound plan to restore earnings to normal

o     a sustainable business advantage

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's portfolio avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities, or there is a change in company fundamentals.

Under normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in securities of foreign issuers.

In abnormal market conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE


[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to November 8, 2002 reflect the actual performance of the sole class of Pzena Focused Value Fund, the fund's predecessor. On November 8, 2002, the fund acquired all of the assets of Pzena Focused Value Fund pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The total expenses for the fund's Class A shares are estimated to be slightly higher than the predecessor fund's sole class of shares. Since Class I shares have existed for less than a full calendar year, no annual returns have been provided for Class I shares. Total expenses for Class I shares should be lower than those of the predecessor fund's sole class of shares, since the fund has a lower management fee than the predecessor fund and Class I shares are not subject to sales charges or a 12b-1 fee. All figures assume dividend reinvestment. The performance of Pzena Focused Value Fund reflects stocks selected from the 1,000 largest publicly traded U.S. companies, whereas the fund invests in stocks selected from the 500 largest such companies. Past performance before and after taxes does not indicate future results.


Class A, total returns

Best quarter: Q2 '99, 30.73%
Worst quarter: Q3 '98, -21.97%

After-tax returns

After-tax returns are shown for Class A shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.
Russell 1000 Value Index, an unmanaged index of stocks in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with low price-to-book ratios.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
                                1997     1998    1999     2000    2001    2002

                               24.57%   -5.67%   0.29%   35.88%  13.07%  -6.37%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge)
for periods ending 12-31-02
--------------------------------------------------------------------------------
                                                                         Life of
                                                       1 year    5 year  Class A

Class A before tax (began 6-24-96)                    -11.06%     5.27%    9.26%
Class A after tax on distributions                    -11.71%     4.63%    8.25%
Class A after tax on distributions, with sale          -6.40%     4.10%    7.27%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                           -22.10%    -0.59%    5.87%
Russell 1000 Value Index                              -15.52%     1.61%    7.75%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. The fund focuses on value stocks, which could underperform growth stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class I is new, its expenses are based on Class A expenses, adjusted to reflect any changes.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.85%
Other expenses                                                             4.64%
Total fund operating expenses                                              5.49%
Expense reimbursement (at least until 11/8/04)                             4.72%
Net annual operating expenses                                              0.77%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through November 8, 2004) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class I                                         79       912     2,075     4,934


SUBADVISER

Pzena Investment Management, LLC

Team responsible for day-to-day investment management

Founded in 1995

Supervised by the adviser

FUND CODES

Class I     Ticker          JCVIX
            CUSIP           409902756
            Newspaper       --
            SEC number      811-1677
            JH fund number  438

Core Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of equity securities (including common and preferred stocks and their equivalents) which are primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Index.

The managers select from a menu of stocks of approximately 600 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the Standard & Poor's 500 Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models uses this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Standard & Poor's 500 Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal circumstances, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indexes or securities).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Since Class I shares have existed for less than a full calendar year, the year-by-year and average annual figures are for Class A shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class I shares have no sales charges and lower expenses than Class A shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns


Best quarter: Q4 '98, 24.17%
Worst quarter: Q3 '02, -16.89%


After-tax returns

After-tax returns are shown for Class A shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
 1993    1994    1995    1996    1997    1998    1999    2000     2001    2002

16.12%  -2.14%  37.20%  21.24%  29.19%  28.84%  12.37%  -7.75%  -10.87%  -22.85%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge)
for periods ending 12-31-02
--------------------------------------------------------------------------------
                                                      1 year    5 year  10 year

Class A before tax                                   -26.70%    -2.69%    7.86%
Class A after tax on distributions                   -26.70%    -2.99%    7.09%
Class A after tax on distributions, with sale        -16.40%    -2.07%    6.33%
Class I before tax (began 3-1-02)                         --        --       --
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                          -22.10%    -0.59%    9.34%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES


[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.75%
Other expenses                                                             0.51%
Total fund operating expenses                                              1.26%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class I                                       $128      $400      $692    $1,523


SUBADVISER

Independence Investment LLC

Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1982

Supervised by the adviser

FUND CODES

Class I     Ticker          JHCIX
            CUSIP           409902848
            Newspaper       --
            SEC number      811-1677
            JH fund number  423

Large Cap Equity Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $257.61 million to $231.61 billion as of January 31, 2003). Equity securities include common and preferred stocks and their equivalents.

In managing the portfolio, the managers look for companies that are undervalued and/or offer the potential for above-average earnings growth. The managers employ a combination of proprietary financial models and bottom-up, fundamental financial research to identify companies that are selling at what appear to be substantial discounts to their long-term intrinsic value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.


The fund manages risk by typically holding between 50 and 150 large companies that are diversified across industry sectors. The management team also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

The fund may invest up to 20% of its assets in bonds of any maturity, with up to 15% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents. In selecting bonds, the managers look for the most favorable risk/return ratios.

The fund may invest up to 25% of assets in foreign securities (35% during adverse U.S. market conditions). The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE


[Clip Art] The graph shows the fund's calendar year total return, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class I, total returns


Best quarter: Q4 '01, 19.46%
Worst quarter: Q3 '01, -24.00%


After-tax returns

After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.


--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------
                                                                           2002

                                                                         -37.55%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-02
--------------------------------------------------------------------------------
                                                                         Life of
                                                                1 year   Class I

Class I before tax (began 3-1-01)                               -37.55%  -24.98%
Class I after tax on distributions                              -37.60%  -25.66%
Class I after tax on distributions, with sale                   -23.06%  -19.48%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                                     -22.10%  -15.84%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.625%
Other expenses                                                         0.185%
Total fund operating expenses                                          0.81%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class I                                        $83      $259      $450    $1,002


PORTFOLIO MANAGERS

Paul J. Berlinguet
Joined fund team in 2002

Robert C. Junkin, CPA
Joined fund team in 2003

Robert J. Uek, CFA
Joined fund team in 2002

Roger C. Hamilton
Joined fund team in 1999

Thomas P. Norton, CFA
Joined fund team in 2002

See page 26 for the management biographies.

FUND CODES

Class I     Ticker          JLVIX
            CUSIP           41013P608
            Newspaper       --
            SEC number      811-0560
            JH fund number  450

Mid Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of medium-capitalization companies (companies in the capitalization range of the Russell Midcap Growth Index, which was $13.96 million to $10.57 billion as of January 31, 2003).


In managing the portfolio, the managers conduct fundamental financial analysis to identify companies with above-average earnings growth.

In choosing individual securities, the managers look for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager identifies a specific catalyst for growth, such as a new product, business reorganization or merger.

The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The managers consider broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The fund may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal circumstances, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may not invest more than 5% of assets in any one security.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE


[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. Since Class I shares have existed for less than a full calendar year, the year-by-year and average annual figures are for Class A shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class I shares have no sales charges and lower expenses than Class A shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns

Best quarter: Q4 '99, 45.43%
Worst quarter: Q1 '01, -30.04%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.
Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth orientation.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
         1994    1995     1996   1997   1998    1999     2000     2001     2002

        -8.76%  34.24%   29.05%  2.37%  6.53%  58.17%  -13.52%  -33.59%  -24.88%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge)
for periods ending 12-31-02
--------------------------------------------------------------------------------
                                                                         Life of
                                                       1 year    5 year  Class A

Class A before tax (began 11-1-93)                    -28.62%    -7.13%    1.15%
Class A after tax on distributions                    -28.62%    -7.59%   -0.11%
Class A after tax on distributions, with sale         -17.57%    -5.23%    0.90%
Class I before tax (began 3-1-02)                         --        --       --
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                           -22.10%    -0.59%    9.08%
Russell Midcap Growth Index                           -27.41%    -1.82%    6.29%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market, causing the fund to underperform investments that focus either on small- or on large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' securityselection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES


[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by share-holders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.80%
Other expenses                                                             0.66%
Total fund operating expenses                                              1.46%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class I                                       $148      $462      $797    $1,746


PORTFOLIO MANAGERS

Paul J. Berlinguet
Joined fund team in 2001

Robert J. Uek, CFA
Joined fund team in 2001

Thomas P. Norton, CFA
Joined fund team in 2002

See page 26 for the management biographies.

FUND CODES

Class I    Ticker          SPOIX
           CUSIP           409906740
           Newspaper       --
           SEC number      811-4630
           JH fund number  433

Small Cap Equity Fund


GOAL AND STRATEGY

[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $2.8 million to $1.78 billion as of January 31,
2003). Equity securities include common and preferred stocks and their equivalents.

In managing the portfolio, the managers emphasize a bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for U.S. and foreign companies that possess a combination of strong earning growth rates and reasonable valuations. These companies often exhibit financial strength by means of sound balance sheets and other financial statements.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. To a lesser extent, the team also utilizes technical analysis to assess short- and long-term market trends. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 15% of assets in a basket of foreign securities or in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies) and may short-sell up to 15% of the fund's assets for non-speculative purposes to manage volatility.

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows the fund's calendar year total return, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class I, total returns


Best quarter: Q4 '01, 37.01%
Worst quarter: Q3 '02, -23.88%


After-tax returns

After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization stocks.


--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------
                                                                           2002

                                                                         -43.96%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-02
--------------------------------------------------------------------------------
                                                                         Life of
                                                                 1 year  Class I

Class I before tax (began 8-15-01)                              -43.96%  -33.28%
Class I after tax on distributions                              -43.96%  -33.38%
Class I after tax on distributions, with sale                   -26.99%  -26.16%
--------------------------------------------------------------------------------
Russell 2000 Index                                              -20.48%  -13.75%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives, such as short sales, could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.70%
Other expenses                                                             0.58%
Total fund operating expenses                                              1.28%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class I                                       $130      $406      $702    $1,545


PORTFOLIO MANAGERS

Alan E. Norton, CFA
Joined fund team in 2002

Henry E. Mehlman, CFA
Joined fund team in 2002

See page 26 for the management biographies.

FUND CODES

Class I    Ticker          SPVIX
           CUSIP           409905841
           Newspaper       --
           SEC number      811-3999
           JH fund number  427

Small Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Growth Index, which was $1.08 million to $1.68 billion as of January 31, 2003).


The managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

To manage risk, the fund typically invests in 150 to 220 companies across many industries, and does not invest more than 5% of assets in any one company.

In managing the portfolio, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equities, and may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal circumstances, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash and cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class I, total returns

Best quarter: Q4 '01, 27.44%
Worst quarter: Q3 '01, -26.42%

After-tax returns

After-tax returns are shown for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization common stocks.
Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.


--------------------------------------------------------------------------------
Class I calendar year total returns
--------------------------------------------------------------------------------
                                                        2000     2001     2002

                                                      -21.15%  -13.64%  -31.29%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-02
--------------------------------------------------------------------------------
                                                                         Life of
                                                                 1 year  Class I

Class I before tax (began 12-7-99)                              -31.29%  -18.94%
Class I after tax on distributions                              -31.29%  -19.16%
Class I after tax on distributions, with sale                   -19.21%  -14.28%
--------------------------------------------------------------------------------
Russell 2000 Index                                              -20.48%   -4.89%
Russell 2000 Growth Index                                       -30.26%  -17.67%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on medium- or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.75%
Other expenses                                                         0.20%
Total fund operating expenses                                          0.95%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
Class I                           $97          $303         $525        $1,166


PORTFOLIO MANAGERS

Bernice S. Behar, CFA
Joined fund team in 1996

Anurag Pandit, CFA
Joined fund team in 1996

See page 26 for the management biographies.

FUND CODES

Class I    Ticker          JSGIX
           CUSIP           478032782
           Newspaper       SmCpGrI
           SEC number      811-3392
           JH fund number  460

U.S. Global Leaders Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the fund's assets will be invested in stocks of companies the managers regard as U.S. Global Leaders.

The managers consider U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics:

o Hold leading market shares of their relevant industries that result in high profit margins and high investment returns.

o Supply consumable products or services so that their revenue streams are recurring.

The managers seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the managers believe they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.


As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $257.61 million to $231.61 billion as of January 31, 2003).


The fund is non-diversified, which allows it to make larger investments in individual companies.

The fund may invest in other types of equities and foreign stocks.

In abnormal circumstances, the fund may temporarily invest in short-term cash equivalents. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE


[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to May 17, 2002 reflect the actual performance of the sole class of U.S. Global Leaders Growth Fund, the fund's predecessor. On May 17, 2002, the fund acquired all of the assets of U.S. Global Leaders Growth Fund pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The total expenses for the fund's Class A shares are estimated to be substantially the same as the predecessor fund's sole class of shares. Since Class I shares have not existed for a full calendar year, no annual returns have been provided for Class I shares. Total expenses for Class I shares should be lower than those of the predecessor fund's sole class of shares, since the fund has a lower management fee than the predecessor fund and Class I shares are not subject to sales charges or a 12b-1 fee. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns

Best quarter: Q4 '98, 29.43%
Worst quarter: Q3 '98, -16.69%

After-tax returns

After-tax returns are shown for Class A shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.


--------------------------------------------------------------------------------
Class A calendar year total returns
--------------------------------------------------------------------------------
                           1996    1997    1998   1999   2000    2001     2002

                          22.94%  40.68%  31.98%  7.88%  4.15%  -6.83%  -14.51%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-02
--------------------------------------------------------------------------------
                                                                         Life of
                                                       1 year    5 year  Class A

Class A before tax (began 9-29-95)                    -18.79%     2.33%   10.55%
Class A after tax on distributions                    -18.79%     2.33%   10.50%
Class A after tax on distributions, with sale         -11.54%     1.88%    8.87%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                           -22.10%    -0.59%    7.48%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

Multinational companies that have substantial international operations may be affected by fluctuations in currency exchange rates and by economic and political conditions in foreign countries. These conditions may include restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================


YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.75%
Other expenses                                                             0.45%
Total fund operating expenses                                              1.20%
Expense reimbursement (at least until 5-17-04)                             0.09%
Net annual operating expenses                                              1.11%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through May 17, 2004) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class I                                       $113      $372      $651    $1,447


SUBADVISER

Yeager, Wood & Marshall, Inc.

Responsible for day-to-day investment management

Founded in 1968

Supervised by the adviser

PORTFOLIO MANAGERS


George M. Yeager
Managed fund since 1995

George P. Fraise
Joined fund team in 2000

See page 26 for the management biographies.


FUND CODES

Class I    Ticker          USLIX
           CUSIP           409902798
           Newspaper       --
           SEC number      811-1677
           JH fund number  426

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

Class I shares are offered without any sales charge to certain types of investors, as noted below:

o     Retirement and other benefit plans and their participants

o     Rollover assets for participants whose plans are invested in the fund

o     Certain trusts, endowment funds and foundations

o Any state, county or city, or its instrumentality, department, authority or agency

o Insurance companies, trust companies and bank trust departments buying shares for their own account

o     Investment companies not affiliated with the adviser

o Clients of service agents and broker-dealers who have entered into an agreement with John Hancock Funds

o Investors who participate in fee-based, wrap and other investment platform programs

o     Any entity that is considered a corporation for tax purposes

o Fund trustees and other individuals who are affiliated with these funds or other John Hancock funds

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. You must submit additional documentation when opening trust, corporate or power of attorney accounts.

5     Make your initial investment using the table on the next page.

6 If you have questions or need more information, please contact your financial representative or call Signature Services at 1-888-972-8696.

John Hancock Funds may pay significant compensation out of its own resources to your financial representative.

Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.


20 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o  Make out a check for the       o  Make out a check for the
               investment amount, payable to     investment amount payable to
               "John Hancock Signature           "John Hancock Signature
               Services, Inc."                   Services, Inc."

            o  Deliver the check and your     o  Fill out the detachable
               completed application to your     investment slip from an
               financial representative, or      account statement. If no slip
               mail them to Signature            is available, include a note
               Services (address below).         specifying the fund name(s),
                                                 your share class, your
                                                 account number and the
                                                 name(s) in which the account
                                                 is registered.

                                              o  Deliver the check and
                                                 investment slip or note to
                                                 your financial
                                                 representative, or mail them
                                                 to Signature Services
                                                 (address below).

By exchange

[Clip Art]  o  Call your financial            o  Call your financial
               representative or Signature       representative or Signature
               Services to request an            Services to request an
               exchange.                         exchange.

            o  You may only exchange for      o  You may only exchange for
               shares of other institutional     shares of other institutional
               funds or Class I shares.          funds or Class I shares.

By wire

[Clip Art]  o  Deliver your completed         o  Instruct your bank to wire
               application to your financial     the amount of your
               representative or mail it to      investment to:
               Signature Services.                 First Signature Bank & Trust
                                                   Account # 900022260
            o  Obtain your account number by       Routing # 211475000
               calling your financial
               representative or Signature    Specify the fund name(s), your
               Services.                      share class, your account number
                                              and the name(s) in which the
            o  Instruct your bank to wire     account is registered. Your bank
               the amount of your investment  may charge a fee to wire funds.
               to:
                 First Signature Bank & Trust
                 Account # 900022260
                 Routing # 211475000

            Specify the fund name(s), the
            share class, the new account
            number and the name(s) in which
            the account is registered. Your
            bank may charge a fee to wire
            funds.

By phone

[Clip Art]  See "By exchange" and "By wire."  o  Verify that your bank or credit union is a member of
                                                 the Automated Clearing House
                                                 (ACH) system.

                                              o  Complete the "To Purchase,
                                                 Exchange or Redeem Shares via
                                                 Telephone" and "Bank
                                                 Information" sections on your
                                                 account application.

                                              o  Call Signature Services to
                                                 verify that these features
                                                 are in place on your account.

                                              o  Call your financial
                                                 representative or Signature
                                                 Services with the fund
                                                 name(s), your share class,
                                                 your account number, the
                                                 name(s) in which the account
                                                 is registered and the amount
                                                 of your investment.

----------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative
for instructions and assistance.
----------------------------------------


                                                                 YOUR ACCOUNT 21

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o  Sales of any amount; however,  o  Write a letter of instruction
               sales of $5 million or more       indicating the fund name,
               must be made by letter.           your account number, your
                                                 share class, the name(s) in
            o  Certain requests will require     which the account is
               a Medallion signature             registered and the dollar
               guarantee. Please refer to        value or number of shares you
               "Selling shares in writing."      wish to sell.

                                              o  Include all signatures and
                                                 any additional documents that
                                                 may be required (see next
                                                 page).

                                              o  Mail the materials to
                                                 Signature Services.

                                              o  A check or wire will be sent
                                                 according to your letter of
                                                 instruction.

By phone

[Clip Art]  o  Sales of up to $5 million.     o  To place your request with a
                                                 representative at John
                                                 Hancock Funds, call Signature
                                                 Services between 8 A.M. and 4
                                                 P.M. Eastern Time on most
                                                 business days.

                                              o  Redemption proceeds of up to
                                                 $100,000 may be sent by wire
                                                 or by check. A check will be
                                                 mailed to the exact name(s)
                                                 and address on the account.
                                                 Redemption proceeds exceeding
                                                 $100,000 must be wired to
                                                 your designated bank account.

By wire or electronic funds transfer (EFT)

[Clip Art]  o  Requests by letter to sell     o  To verify that the telephone
               any amount.                       redemption privilege is in
                                                 place on an account, or to
            o  Requests by phone to sell up      request the forms to add it
               to $5 million (accounts with      to an existing account, call
               telephone redemption              Signature Services.
               privileges).
                                              o  Amounts of $5 million or more
                                                 will be wired on the next
                                                 business day.

                                              o  Amounts up to $100,000 may be
                                                 sent by EFT or by check.
                                                 Funds from EFT transactions
                                                 are generally available by
                                                 the second business day. Your
                                                 bank may charge a fee for
                                                 this service.

By exchange

[Clip Art]  o  Sales of any amount.           o  Obtain a current prospectus
                                                 for the fund into which you
                                                 are exchanging by calling
                                                 your financial representative
                                                 or Signature Services.

                                              o  You may only exchange for
                                                 share of other institutional
                                                 funds or Class I shares.

                                              o  Call your financial
                                                 representative or Signature
                                                 Services to request an
                                                 exchange.

22 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o     you are selling more than $5 million worth of shares

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                   Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or           o  Letter of instruction.
UGMA/UTMA accounts (custodial accounts
for minors).                             o  On the letter, the signatures of all
                                            persons authorized to sign for the
                                            account, exactly as the account is
                                            registered.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Owners of corporate, sole                o  Letter of instruction.
proprietorship, general partner or
association accounts.                    o  Corporate business/organization
                                            resolution, certified within the
                                            past 12 months, or a John Hancock
                                            Funds business/ organization
                                            certification form.

                                         o  On the letter and the resolution,
                                            the signature of the person(s)
                                            authorized to sign for the account.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Owners or trustees of retirement plan,   o  On the letter, the signature(s) of
pension trust and trust accounts. o         the trustee(s).
Letter of instruction.
                                         o  Copy of the trust document certified
                                            within the past 12 months or a John
                                            Hancock Funds trust certification
                                            form.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Joint tenancy shareholders with rights   o  Letter of instruction signed by
of survivorship whose co-tenants are        surviving tenant.
deceased.
                                         o  Copy of death certificate.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Executors of shareholder estates.        o  Letter of instruction signed by
                                            executor.

                                         o  Copy of order appointing executor,
                                            certified within the past 12 months.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Administrators, conservators, guardians  o  Call 1-888-972-8696 for
and other sellers or account types not      instructions.
listed above.

-----------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative
for instructions and assistance.
-----------------------------------------


                                                                 YOUR ACCOUNT 23

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The funds may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class Ishares for shares of any institutional fund or Class I shares. The registration for both accounts involved must be identical.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The funds reserve the right to require that previously exchanged shares and reinvested dividends be in a fund for 90 days before a shareholder is permitted a new exchange. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.


Account Information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV and take other steps that it deems reasonable.


Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements  In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. Balanced Fund typically pays income dividends quarterly. All other funds declare and pay any income dividends annually. Any capital gains are distributed annually.


Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of

24 YOUR ACCOUNT
more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.


Fund details


--------------------------------------------------------------------------------
BUSINESS STRUCTURE

Each fund's board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees of the Balanced, Classic Value, Large Cap Equity, Mid Cap Growth, Small Cap Growth and U.S. Global Leaders Growth Funds have the power to change these funds' respective investment goals without shareholderapproval.

The trustees of Core Equity, Large Cap Equity, Mid Cap Growth, Small Cap Equity, Small Cap Growth and U.S. Global Leaders Growth Funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% policy.

The investment adviser John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, MA 02199-7603.

Subadvisers Independence Investment LLC ("Independence") subadvises Core Equity Fund. Independence was founded in 1982 and provides investment advisory services to individual and institutional investors. Independence is a wholly owned subsidiary of John Hancock Financial Services, Inc., and as of December 31, 2002, had total assets under management of approximately $18.9 billion.

Pzena Investment Management ("PIM") subadvises Classic Value Fund, and was investment adviser to its predecessor fund, Pzena Focused Value Fund. PIM was founded in 1995 and is controlled by Richard S. Pzena, President. PIM provides investment advisory services to individual and institutional investors, and as of December 31, 2002, had total assets under management of approximately $3.1 billion.

Yeager, Wood & Marshall, Inc. ("YWM") subadvises U.S. Global Leaders Growth Fund, and was investment adviser to its predecessor fund, U.S. Global Leaders Growth Fund. YWM was founded in 1968 and is controlled by George M. Yeager, President. YWM provides investment advisory services to individual and institutional investors, and as of December 31, 2002, had total assets under management of approximately $595 million.


                                                                 YOUR ACCOUNT 25

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

Management fees The management fee paid to the investment adviser by the funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                      % of net assets
--------------------------------------------------------------------------------
Balanced                                  0.60%
Classic Value                             0.00%*
Core Equity                               0.75%
Large Cap Equity                          0.625%
Mid Cap Growth                            0.80%
Small Cap Equity                          0.70%
Small Cap Growth                          0.75%
U.S. Global Leaders Growth                0.66%*

*After expense reimbursement.

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock equity funds. It is a brief summary of their business careers over the past five years.

Bernice S. Behar, CFA

Senior vice president
Joined John Hancock Advisers in 1991
Began business career in 1986

Paul J. Berlinguet

Vice president
Joined John Hancock Advisers in 2001
U.S. equity investment manager at Baring America Asset Management (1989-2001) Began business career in 1986

Barry H. Evans, CFA

Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1986

George P. Fraise

Executive vice president of YWM (subadviser)
Portfolio manager of Scudder Kemper Investments (1997-2000)
Began business career in 1987

Roger C. Hamilton

Vice president
Joined John Hancock Advisers in 1994
Began business career in 1980

Robert C. Junkin, CPA

Vice president
Joined John Hancock Advisers in 2003
Vice president, Pioneer Investments, Inc. (1997-2002)
Began business career in 1988

Henry E. Mehlman, CFA

Vice president
Joined John Hancock Advisers in 2002
Senior portfolio manager, The Colony Group (2001-2002)
Vice president and Director of Research, Congress Asset Management Co.
  (1999-2001)
Consultant, Essex Management (1996-1999)
Began business career in 1972

Alan E. Norton, CFA

Vice president
Joined John Hancock Advisers in 2002
Senior portfolio manager, The Colony Group (2001-2002)
Portfolio manager and Director of Research, Congress Asset Management Co.
  (1995-2001)
Began business career in 1987

Thomas P. Norton, CFA

Vice president
Joined John Hancock Advisers in 2002
Investment manager, Baring Asset Management (1997-2002)
Began business career in 1986

Anurag Pandit, CFA

Vice president
Joined John Hancock Advisers in 1996
Began business career in 1984

Robert J. Uek, CFA

Vice president
Joined John Hancock Advisers in 1997
Began business career in 1990

George M. Yeager

President of YWM (subadviser)
Began business career in 1957

26 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's Class I shares, including total return information showing how much an investment in the fund has increased or decreased each year. Since Class I shares of Balanced Fund, Classic Value Fund, Core Equity Fund, Mid Cap Growth Fund and U.S. Global Leaders Growth Fund have existed for less than a full calendar year and Class A performance is shown for these Funds in the "Past Performance" section for each fund, financial highlights are also provided for these funds' Class A shares, which are offered in a separate prospectus.

Balanced Fund

Figures audited by Ernst & Young LLP.

CLASS I SHARES    PERIOD ENDED:                                    12-31-02(1,2)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $11.93
Net investment income(3)                                               0.21
Net realized and unrealized loss on investments                       (2.26)
Total from investment operations                                      (2.05)
Less distributions
From net investment income                                            (0.27)
Net asset value, end of period                                        $9.61
Total return(4) (%)                                                  (17.29)(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $7
Ratio of expenses to average net assets (%)                            1.15(6)
Ratio of net investment income to average net assets (%)               2.59(6)
Portfolio turnover (%)                                                   86

CLASS A SHARES PERIOD ENDED:                              12-31-98   12-31-99   12-31-00   12-31-01(1)  12-31-02(1)
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $13.33     $14.06     $14.05     $13.03       $12.02
Net investment income(3)                                      0.36       0.35       0.33       0.30         0.23
Net realized and unrealized gain (loss) on investments        1.47       0.18      (0.59)     (0.99)       (2.40)
Total from investment operations                              1.83       0.53      (0.26)     (0.69)       (2.17)
Less distributions
From net investment income                                   (0.36)     (0.36)     (0.33)     (0.32)       (0.24)
In excess of net investment income                              --      --(7)         --         --           --
From net realized gain                                       (0.74)     (0.18)     (0.43)        --           --
                                                             (1.10)     (0.54)     (0.76)     (0.32)       (0.24)
Net asset value, end of period                              $14.06     $14.05     $13.03     $12.02        $9.61
Total return(4) (%)                                          14.01       3.89      (1.83)     (5.23)      (18.19)
-------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $97       $131       $148       $136          $85
Ratio of expenses to average net assets (%)                   1.21       1.22       1.31       1.37         1.39
Ratio of net investment income to average net assets (%)      2.61       2.47       2.52       2.45         2.15
Portfolio turnover (%)                                          83         94         99         98           86

(1) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 2.50% for Class A shares. The effect of this change on per share amounts for the year ended December 31, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 2.28% and 2.72% for Class A and Class I shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2)   Class I shares began operations on 3-1-02.
(3)   Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6)   Annualized.
(7)   Less than $0.01 per share.


                                                                 FUND DETAILS 27

Classic Value Fund

*Figures audited by PricewaterhouseCoopers LLP.
+Figures audited by Tait, Weller and Baker.

CLASS I SHARES PERIOD ENDED:                                        12-31-02*(9)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $14.11
Net investment income(3)                                                0.03
Net realized and unrealized gain on investments                         0.94
Total from investment operations                                        0.97
Net asset value, end of period                                        $15.08
Total return(4,5) (%)                                                   6.87(6)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $6
Ratio of expenses to average net assets (%)                             0.77(7)
Ratio of expenses to adjusted average net assets8(%)                    5.49(7)
Ratio of net investment income to average net assets (%)                1.62(7)
Portfolio turnover (%)                                                    47

CLASS A SHARES PERIOD ENDED:                                      4-30-98+  4-30-99+  4-30-00+  4-30-01+  4-30-02+  12-31-02*(1,2)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $11.56    $14.40    $11.83    $11.63    $16.08     $18.16
Net investment Income (loss)(3)                                     (0.03)    (0.05)    (0.06)     0.02      0.05       0.05
Net realized and unrealized gain (loss) on investments               3.93     (2.02)     0.19      4.43      2.42      (2.68)
Total from investment operations                                     3.90     (2.07)     0.13      4.45      2.47      (2.63)
Less distributions
From net realized income                                               --        --        --        --     (0.06)     (0.02)
From net realized gain                                              (1.06)    (0.50)    (0.33)       --     (0.33)     (0.44)
                                                                    (1.06)    (0.50)    (0.33)       --     (0.39)     (0.46)
Net asset value, end of period                                     $14.40    $11.83    $11.63    $16.08    $18.16     $15.07
Total return(4,5) (%)                                               35.10    (14.03)     1.34     38.26     15.67     (14.00)(6)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $10        $7        $5       $11       $22        $22
Ratio of expenses to average net assets (%)                          1.75      1.75      1.75      1.75      1.25       1.27(7)
Ratio of expenses to adjusted average net assets(8) (%)              2.69      2.60      2.99      2.81      2.01       2.57(7)
Ratio of net investment income (loss) to average net assets (%)     (0.32)    (0.41)    (0.47)     0.22      0.34       0.44(7)
Portfolio turnover (%)                                                 54        47        50        78        38         47

(1) Effective November 8, 2002, shareholders of the former Pzena Focused Value Fund became owners of an equal number of full and fractional Class A shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of John Hancock Classic Value Fund Class A. 2 Effective 12-31-02, the fiscal year changed from April 30 to December 31.
(3)   Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total return would have been lower had certain expenses not been reduced during the periods shown.
(6)   Not annualized.
(7)   Annualized.
(8) Does not take into consideration expense reductions during the periods shown.
(9)   Class B, Class C and Class I shares began operations on 11-11-02.
(10)  Less than $0.01 per share.

28 FUND DETAILS

Core Equity Fund

Figures audited by PricewaterhouseCoopers LLP

CLASS I SHARES PERIOD ENDED:                                        12-31-02(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $26.15
Net investment income(2)                                                0.06
Net realized and unrealized gain (loss) on investments                 (5.58)
Total from investment operations                                       (5.52)
Net asset value, end of period                                        $20.63
Total return(3) (%)                                                   (21.11)(4)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $2
Ratio of expenses to average net assets (%)                             1.26(5)
Ratio of net investment loss to average net assets (%)                  0.33(5)
Portfolio turnover (%)                                                    64(6)

CLASS A SHARES PERIOD ENDED:                                     12-31-98   12-31-99   12-31-00   12-31-01   12-31-02
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $23.93     $30.14     $33.21     $29.87     $26.61
Net investment income (loss)(2)                                      0.05      (0.02)     (0.06)     (0.03)     (0.02)
Net realized and unrealized gain (loss) on investments               6.81       3.72      (2.49)     (3.22)     (6.06)
Total from investment operations                                     6.86       3.70      (2.55)     (3.25)     (6.08)
Less distributions
From net realized gain                                              (0.65)     (0.63)     (0.42)     (0.01)        --
In excess of net realized gain                                         --         --      (0.37)        --         --
                                                                    (0.65)     (0.63)     (0.79)     (0.01)        --
Net asset value, end of period                                     $30.14     $33.21     $29.87     $26.61     $20.53
Total return(3) (%)                                                 28.84      12.37      (7.75)    (10.87)    (22.85)
---------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $201       $394       $373       $255       $184
Ratio of expenses to average net assets (%)                          1.39       1.37       1.41       1.47       1.60
Ratio of net investment income (loss) to average net assets (%)      0.17      (0.06)     (0.19)     (0.12)     (0.10)
Portfolio turnover (%)                                                 50         98         82         76         64(3)

(1)   Class I shares began operations on 3-1-02.
(2)   Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.
(6)   Excludes merger activity.


                                                                 FUND DETAILS 29

Large Cap Equity Fund

Figures audited by Ernst & Young LLP.

CLASS I SHARES PERIOD ENDED:                                   12-31-01(1)   12-31-02
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period                             $21.42        $19.11
Net investment income (loss)(2)                                   (0.02)         0.07
Net realized and unrealized gain (loss) on investments            (1.18)        (7.25)
Total from investment operations                                  (1.20)        (7.18)
Less distributions
From net realized gain                                            (1.11)        (0.02)
Net asset value, end of period                                   $19.11        $11.91
Total return(3) (%)                                                5.53(4)      37.55
--------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $2            $1
Ratio of expenses to average net assets (%)                        0.84(5)       0.81
Ratio of net investment gain (loss) to average net assets (%)     (0.10)(5)      0.49
Portfolio turnover (%)                                                4           114

(1)   Class I shares began operations on 3-1-01.
(2)   Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.


30 FUND DETAILS

Mid Cap Growth Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS I SHARES PERIOD ENDED:                                        10-31-02(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $8.16
Net investment loss(2)                                                 (0.06)
Net realized and unrealized loss on investments                        (1.59)
Total from investment operations                                       (1.65)
Net asset value, end of period                                         $6.51
Total return(3) (%)                                                   (20.22)(4)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $3
Ratio of expenses to average net assets (%)                             1.46(5)
Ratio of net investment loss to average net assets (%)                  1.00(5)
Portfolio turnover (%)                                                   267

CLASS A SHARES PERIOD ENDED:                            10-31-98   10-31-99   10-31-00   10-31-01   10-31-02
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $11.40      $9.11     $12.85     $16.03      $7.66
Net investment loss(2)                                     (0.09)     (0.12)     (0.17)     (0.12)     (0.11)
Net realized and unrealized gain (loss) on investments     (0.89)      3.86       4.23      (7.48)     (1.08)
Total from investment operations                           (0.98)      3.74       4.06      (7.60)     (1.19)
Less distributions
From net realized gain                                     (1.31)        --      (0.88)     (0.77)        --
Net asset value, end of period                             $9.11     $12.85     $16.03      $7.66      $6.47
Total return(3) (%)                                        (9.40)     41.05      33.26     (49.87)    (15.54)
------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $101       $112       $176        $85        $85
Ratio of expenses to average net assets (%)                 1.59       1.60       1.46       1.63       1.89
Ratio of net investment loss to average net assets (%)     (0.86)     (1.14)     (1.08)     (1.13)     (1.52)
Portfolio turnover (%)                                       168        153        146        211        267

(1)   Class I shares began operations on 3-1-02.
(2)   Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.


                                                                 FUND DETAILS 31

Small Cap Equity Fund

Figures audited by Ernst & Young LLP.

CLASS I SHARES PERIOD ENDED:                                        10-31-01(1)   10-31-02
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $20.44        $16.61
Net investment loss(2)                                                 --(3)         (0.09)
Net realized and unrealized loss on investments                        (3.83)        (4.82)
Total from investment operations                                       (3.83)        (4.91)
Less distributions
From net realized gain                                                    --         (0.17)
Net asset value, end of period                                        $16.61        $11.53
Total return(4) (%)                                                   (18.74)(5)    (29.91)
------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                --(6)           $14
Ratio of expenses to average net assets (%)                             0.87(7)       1.28
Ratio of net investment income (loss) to average net assets(8) (%)     (0.06)(7)     (0.69)
Portfolio turnover (%)                                                    66            44

(1)   Class I shares began operations on 8-15-01.
(2)   Based on the average of the shares outstanding.
(3)   Less than $0.01 per share.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6)   Less than $500,000.
(7)   Annualized.
(8) Does not take into consideration expense reductions during the periods shown.


32 FUND DETAILS

Small Cap Growth Fund

Figures audited by Ernst & Young LLP.

CLASS I SHARES PERIOD ENDED:                            10-31-00(1)   10-31-01   10-31-02
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                      $13.55        $13.75      $8.62
Net investment loss2                                       (0.07)        (0.03)     (0.05)
Net realized and unrealized gain (loss) on investments      0.27         (4.54)     (1.69)
Total from investment operations                            0.20         (4.57)     (1.74)
Less distributions
From net realized gain                                        --         (0.56)        --
Net asset value, end of period                            $13.75         $8.62      $6.88
Total return(3) (%)                                         1.48(4)     (34.68)    (20.19)
-----------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net assets, end of period (in millions)                      $17           $63        $54
Ratio of expenses to average net assets (%)                 0.86(5)       0.87       0.95
Ratio of net investment loss to average net assets (%)     (0.47)(5)     (0.31)     (0.55)
Portfolio turnover (%)                                       104(6)         82         64

(1)   Class I shares began operations on 12-7-99.
(2)   Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.
(6)   Excludes merger activity.


                                                                 FUND DETAILS 33

U.S. Global Leaders Growth Fund

Figures audited by Ernst & Young LLP.

CLASS I SHARES PERIOD ENDED:                               6-30-02(1,9)  12-31-02(2)
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------
Net asset value, beginning of period                        $25.81         $24.04
Net investment income(3)                                      0.01           0.02
Net realized and unrealized loss on investments              (1.78)         (2.46)
Total from investment operations                             (1.77)         (2.44)
Net asset value, end of period                              $24.04         $21.60
Total return(4,5) (%)                                        (6.86)(6)     (10.15)(6)
------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $5             $6
Ratio of expenses to average net assets (%)                   0.91(7)        1.11(7)
Ratio of adjusted expenses to average net assets(8) (%)       1.17(7)        1.20(7)
Ratio of net investment income to average net assets (%)      0.21(7)        0.22(7)
Portfolio turnover rate (%)                                      3              1

CLASS A SHARES PERIOD ENDED:                              6-30-98      6-30-99    6-30-00    6-30-01    6-30-02(1,9)  12-31-02(2)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $16.29       $22.35     $25.65     $26.37     $24.98         $24.03
Net investment loss(3)                                      (0.07)       (0.13)     (0.07)     (0.14)     (0.09)          0.01
Net realized and unrealized gain (loss) on investments       6.13         3.43       0.79      (1.25)     (0.86)         (2.47)
Total from investment operations                             6.06         3.30       0.72      (1.39)     (0.95)         (2.46)
Net asset value, end of period                             $22.35       $25.65     $26.37     $24.98     $24.03         $21.57
Total return(4) (%)                                         37.20(5)     14.77       2.81      (5.27)     (3.80)(5)     (10.24)(5,6)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                       $89         $129        $87        $81       $150           $237
Ratio of expenses to average net assets (%)                  1.42         1.31       1.31       1.38       1.37           1.27(7)
Ratio of adjusted expenses to average net assets(8) (%)      1.43           --         --         --       1.40           1.36(7)
Ratio of net investment loss to average net assets (%)      (0.66)       (0.66)     (0.23)     (0.54)     (0.36)          0.07(7)
Portfolio turnover rate (%)                                     4           14         25          3          3              1

(1) Effective May 17, 2002, shareholders of the former U.S. Global Leaders Growth Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund. Additionally, the accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.
(2) Effective August 24, 2002, the fiscal period end changed from June 30 to December 31.
(3)   Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6)   Not annualized.
(7)   Annualized.
(8) Does not take into consideration expense reductions during the periods shown.
(9)   Class I shares began operations on 5-20-02.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:
Without the expense reductions, returns for Class I and Class A for the period ended June 30, 2002 and December 31, 2002 would have been (6.89%) and (10.20%) and (3.83%) and (10.29%), respectively.


34 FUND DETAILS>

For more information

Two documents are available that offer further information on John Hancock equity funds:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

(C)2003 JOHN HANCOCK FUNDS, LLC        KEQPN   3/03


To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


[LOGO](R)                                                   PRSRT STD
John Hancock Funds, LLC                                   U.S. POSTAGE
MEMBER NASD                                                   PAID
101 Huntington Avenue                                      BOSTON, MA
Boston, MA 02199-7603                                     PERMIT NO. 11

www.jhfunds.com

Sign up for electronic delivery at www.jhancock.com/funds/edelivery

                                   JOHN HANCOCK

--------------------------------------------------------------------------------


Prospectus 3.1.03                  Equity funds

                                   Balanced Fund

                                   Classic Value Fund

                                   Core Equity Fund

                                   Focused Equity Fund

                                   Growth Trends Fund

                                   Large Cap Equity Fund

                                   Large Cap Growth Fund

                                   Large Cap Spectrum Fund

                                   Mid Cap Growth Fund

                                   Multi Cap Growth Fund

                                   Small Cap Equity Fund

                                   Small Cap Growth Fund

                                   Sovereign Investors Fund

                                   U.S. Global Leaders Growth Fund


     [LOGO](R)
------------------
JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents


--------------------------------------------------------------------------------

A fund-by-fund summary          Balanced Fund                                  4
of goals, strategies,
risks, performance and          Classic Value Fund                             6
expenses.
                                Core Equity Fund                               8

                                Focused Equity Fund                           10

                                Growth Trends Fund                            12

                                Large Cap Equity Fund                         14

                                Large Cap Growth Fund                         16

                                Large Cap Spectrum Fund                       18

                                Mid Cap Growth Fund                           20

                                Multi Cap Growth Fund                         22

                                Small Cap Equity Fund                         24

                                Small Cap Growth Fund                         26

                                Sovereign Investors Fund                      28

                                U.S. Global Leaders Growth Fund               30

Policies and                    Your account
instructions for
opening, maintaining and        Choosing a share class                        32
closing an account in           How sales charges are calculated              32
any equity fund.                Sales charge reductions and waivers           33
                                Opening an account                            34
                                Buying shares                                 35
                                Selling shares                                36
                                Transaction policies                          38
                                Dividends and account policies                38
                                Additional investor services                  39

Further information on          Fund details
the equity funds.
                                Business structure                            40
                                Management biographies                        41
                                Financial highlights                          42


                                For more information                  back cover

Overview

--------------------------------------------------------------------------------

JOHN HANCOCK EQUITY FUNDS

These funds seek long-term growth by investing primarily in common stocks. However, the Balanced Fund also makes significant investments in fixed-income securities. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o     have longer time horizons

o     want to diversify their portfolios

o     are seeking funds for the equity portion of an asset allocation portfolio

o are investing for retirement or other goals that are many years in the future

Equity funds may NOT be appropriate if you:

o     are investing with a shorter time horizon in mind

o     are uncomfortable with an investment that may go up and down in value

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM


All John Hancock equity funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and as of December 31, 2002 managed approximately $26 billion in assets.


--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

Balanced Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks current income, long-term growth of capital and income and preservation of capital. To pursue these goals, the fund allocates its investments among a diversified mix of debt and equity securities. The fund normally invests at least 25% of assets in equity securities and at least 25% of assets in senior debt securities.

At least 80% of the fund's common stock investments are "dividend performers." These are companies that have typically increased their dividend payments over time, or that the managers believe demonstrate the potential for above-average stability of growth of earnings and dividends. In managing the fund's stock portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium market capitalizations.

The fund's debt securities are used to enhance current income and provide some added stability. The fund's investments in bonds of any maturity are primarily investment-grade (rated BBB or above and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C and their unrated equivalents.

Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
Best quarter: Q4 '98, 11.40%
Worst quarter: Q2 '02, -12.88%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

Lehman Brothers Government/Credit Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.


--------------------------------------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------------------------------------------------
1993            1994         1995        1996        1997         1998         1999       2000         2001        2002
11.38%          -3.51%       24.22%      12.13%      20.79%       14.01%       3.89%      -1.83%       -5.23%      -18.19%

--------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
--------------------------------------------------------------------------------------------------
                                                  1 year        5 year        10 year      Life of
                                                                                           Class C
Class A before tax                               -22.26%        -3.05%          4.47%          --
Class A after tax on distributions               -22.95%        -4.37%          2.64%          --
Class A after tax on distributions, with sale    -13.64%        -2.72%          2.99%          --
Class B before tax                               -22.71%        -3.06%          4.28%          --
Class C before tax (began 5-3-99)                -20.31%           --             --        -8.27%
--------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                      -22.10%        -0.59%          9.34%       -9.90%
Lehman Brothers Government/Credit Bond Index      11.04%         7.62%          7.61%       11.90%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                          Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Maximum sales charge (load)                                    5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                       5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less            none(2)     5.00%       1.00%


--------------------------------------------------------------------------------------------
Annual operating expenses                                    Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Management fee                                                 0.60%       0.60%       0.60%
Distribution and service (12b-1) fees                          0.30%       1.00%       1.00%
Other expenses                                                 0.49%       0.49%       0.49%
Total fund operating expenses                                  1.39%       2.09%       2.09%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $634        $918      $1,222      $2,085
Class B with redemption                 $712        $955      $1,324      $2,242
Class B without redemption              $212        $655      $1,124      $2,242
Class C with redemption                 $409        $748      $1,212      $2,497
Class C without redemption              $310        $748      $1,212      $2,497

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

PORTFOLIO MANAGERS

Barry H. Evans, CFA
Joined fund team in 1996

Roger C. Hamilton
Joined fund team in 2003

See page 41 for the management biographies.


FUND CODES

Class A         Ticker                        SVBAX
                CUSIP                         47803P104
                Newspaper                     BalA
                SEC number                    811-0560
                JH fund number                36

Class B         Ticker                        SVBBX
                CUSIP                         47803P203
                Newspaper                     BalB
                SEC number                    811-0560
                JH fund number                136

Class C         Ticker                        SVBCX
                CUSIP                         47803P708
                Newspaper                     --
                SEC number                    811-0560
                JH fund number                536

Classic Value Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in domestic equity securities. The fund is non-diversified and may invest more than 5% of assets in securities of individual companies.


In managing the portfolio, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book, below market average, as defined by the S&P 500 Index.


In choosing individual securities, the subadviser screens a universe of the 500 largest publicly traded U.S. companies. (As of January 31, 2003, this included companies with market values above approximately $3 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser's estimate of normal long-term earnings power. The subadviser's management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:


o     cheap on the basis of current price to estimated normal level of earnings

o     current earnings below normal levels

o     a sound plan to restore earnings to normal

o     a sustainable business advantage

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund's portfolio avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities, or there is a change in company fundamentals.

Under normal market conditions, the fund is almost entirely invested in stocks. The fund may invest in securities of foreign issuers.

In abnormal market conditions, the fund may invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE


[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to November 8, 2002 reflect the actual performance of the sole class of Pzena Focused Value Fund, the fund's predecessor. On November 8, 2002, the fund acquired all of the assets of Pzena Focused Value Fund pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The total expenses for the fund's Class A shares are estimated to be slightly higher than the predecessor fund's sole class of shares. The average annual returns for Class A have been restated to reflect applicable sales charges. This adjustment will have the effect of reducing the previously reported performance of the Pzena Focused Value Fund. Since Class B and C shares have existed for less than a full calendar year, no annual returns have been provided for Classes B and C. Total expenses for Classes B and C should be substantially similar to Class A, except for Rule 12b-1 fees. Year-by-year and index figures do not reflect sales charges and would be lower if they did. All figures assume dividend reinvestment. The performance of Pzena Focused Value Fund reflects stocks selected from the largest 1,000 publicly traded U.S. companies, whereas the fund invests in stocks selected from the 500 largest such companies. Past performance before and after taxes does not indicate future results.


Class A, total returns

Best quarter: Q2 '99, 30.73%
Worst quarter: Q3 '98, -21.97%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

Russell 1000 Value Index, an unmanaged index of stocks in the Russell 1000 Index (the 1000 largest U.S. publicly-traded companies) with low price-to-book ratios.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
           1997          1998       1999         2000         2001          2002
          24.57%       -5.67%       0.29%       35.88%       13.07%       -6.37%

---------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
---------------------------------------------------------------------------------
                                                 1 year     5 year      Life of
                                                                        Class A
Class A before tax (began 6-24-96)              -11.06%      5.27%        9.26%
Class A after tax on distributions              -11.71%      4.63%        8.25%
Class A after tax on distributions, with sale    -6.40%      4.10%        7.27%
-------------------------------------------------------------------------------
Standard & Poor's 500 Index                     -22.10%     -0.59%        5.87%
Russell 1000 Value Index                        -15.52%      1.61%        7.75%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underper-form investments that focus on small- or medium-capitalization stocks.
The fund focuses on value stocks, which could underperform growth stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the subadviser's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annual expenses. Actual expenses may be greater or less.

--------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                          Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Maximum sales charge (load)                                    5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                       5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less            none(2)     5.00%       1.00%


--------------------------------------------------------------------------------------------
Annual operating expenses                                    Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Management fee                                                 0.85%       0.85%       0.85%
Distribution and service (12b-1) fees                          0.25%       1.00%       1.00%
Other expenses                                                 1.55%       4.97%       4.97%
Total fund operating expenses                                  2.65%       6.82%       6.82%
Expense reimbursement (at least until 11-8-04)                 1.30%       4.72%       4.72%
Net annual operating expenses                                  1.35%       2.10%       2.10%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through November 8, 2004) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $631      $1,081      $1,646      $3,177
Class B with redemption                 $713      $1,598      $2,869      $5,140
Class B without redemption              $213      $1,298      $2,669      $5,140
Class C with redemption                 $410      $1,385      $2,742      $5,925
Class C without redemption              $311      $1,385      $2,742      $5,925

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

SUBADVISER

Pzena Investment Management, LLC

Team responsible for day-to-day investment management

Founded in 1995

Supervised by the adviser

FUND CODES

Class A         Ticker                        PZFVX
                CUSIP                         409902780
                Newspaper                     --
                SEC number                    811-1677
                JH fund number                38

Class B         Ticker                        JCVBX
                CUSIP                         409902772
                Newspaper                     --
                SEC number                    811-1677
                JH fund number                138

Class C         Ticker                        JCVCX
                CUSIP                         409902764
                Newspaper                     --
                SEC number                    811-1677
                JH fund number                538

Core Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of equity securities (including common and preferred stocks and their equivalents) which are primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the Standard & Poor's 500 Index.

The managers select from a menu of stocks of approximately 600 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the Standard & Poor's 500 Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the Standard & Poor's 500 Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal circumstances, the fund is almost entirely invested in stocks. The fund may invest in dollar-denominated foreign securities and make limited use of certain derivatives (investments whose value is based on indexes or securities).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns


Best quarter: Q4 '98, 24.17%
Worst quarter: Q3 '02, -16.89%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.


-----------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
-----------------------------------------------------------------------------------------
 1993      1994    1995     1996     1997     1998     1999      2000      2001      2002
16.12%   -2.14%   37.20%   21.24%   29.19%   28.84%   12.37%   -7.75%   -10.87%   -22.85%

----------------------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
----------------------------------------------------------------------------------------------------------------------
                                                         1 year       5 year       10 year       Life of       Life of
                                                                                                 Class B       Class C
Class A before tax                                      -26.70%       -2.69%         7.86%           --           --
Class A after tax on distributions                      -26.70%       -2.99%         7.09%           --           --
Class A after tax on distributions, with sale           -16.40%       -2.07%         6.33%           --           --
Class B before tax (began 9-7-95)                       -27.21%       -2.73%           --          5.53%          --
Class C before tax (began 5-1-98)                       -24.91%          --            --            --        -5.94%
--------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                             -22.10%       -0.59%         9.34%         7.80%       -3.75%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underper-form funds that focus on small- or medium-capitalization stocks.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                          Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Maximum sales charge (load)                                    5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                       5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less            none(2)     5.00%       1.00%


--------------------------------------------------------------------------------------------
Annual operating expenses                                    Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Management fee                                                 0.75%       0.75%       0.75%
Distribution and service (12b-1) fees                          0.30%       1.00%       1.00%
Other expenses                                                 0.55%       0.55%       0.55%
Total fund operating expenses                                  1.60%       2.30%       2.30%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $655        $980      $1,327      $2,305
Class B with redemption                 $733      $1,018      $1,430      $2,461
Class B without redemption              $233        $718      $1,230      $2,461
Class C with redemption                 $430        $811      $1,318      $2,709
Class C without redemption              $331        $811      $1,318      $2,709

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

SUBADVISER

Independence Investment LLC

Team responsible for day-to-day investment management
A subsidiary of John Hancock Financial Services, Inc.
Founded in 1982
Supervised by the adviser

FUND CODES

Class A         Ticker                        JHDCX
                CUSIP                         409902707
                Newspaper                     CoreEqA
                SEC number                    811-1677
                JH fund number                25

Class B         Ticker                        JHIDX
                CUSIP                         409902806
                Newspaper                     CoreEqB
                SEC number                    811-1677
                JH fund number                125

Class C         Ticker                        JHCEX
                CUSIP                         409902863
                Newspaper                     CoreEqC
                SEC number                    811-1677
                JH fund number                525

Focused Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of U.S. and foreign companies. Equity securities include common and preferred stocks and their equivalents. Under normal market conditions, the fund invests primarily in medium-capitalization companies (companies in the capitalization range of the Standard & Poor's Mid Cap 400 Index, which was $42.3 million to $7.33 billion as of January 31, 2003). The fund utilizes a focused investment strategy and will typically concentrate its investments in 45 to 65 companies. Because of this focused strategy, the fund has been classified as non-diversified and may invest more than 5% of assets in securities of individual companies.

In managing the portfolio, the management team emphasizes a bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for companies that possess a combination of strong earnings growth rates and reasonable valuations. These companies often exhibit financial strength by means of sound balance sheets and other financial statements.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. To a lesser extent, the team also utilizes technical analysis to assess short- and long-term market trends. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may also make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns

Best quarter: Q4 '01, 43.84%
Worst quarter: Q3 '01, -46.35%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Indexes(1) (reflect no fees or taxes)

Standard & Poor's Mid Cap 400 Index, an unmanaged index of 400 domestic stocks of medium-sized companies.

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
                                                  2001                      2002
                                                -0.33%                   -47.39%

--------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
--------------------------------------------------------------------------------------------------
                                                  1 year       Life of       Life of       Life of
                                                               Class A       Class B       Class C
Class A before tax (began 11-1-00)               -50.00%       -30.91%           --            --
Class A after tax on distributions               -50.00%       -30.91%           --            --
Class A after tax on distributions, with sale    -30.70%       -23.54%           --            --
Class B before tax (began 11-1-00)               -50.37%           --        -30.71%           --
Class C before tax (began 11-1-00)               -48.80%           --            --        -30.05%
--------------------------------------------------------------------------------------------------
Standard & Poor's Mid Cap 400 Index              -14.44%        -7.40%        -7.40%        -7.40%
Standard & Poor's 500 Index                      -22.10%       -18.69%       -18.69%       -18.69%

(1) In the future, the adviser will compare the fund's performance only to the Standard & Poor's Mid Cap 400 Index since it more closely represents the fund's investment strategy.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. The fund focuses on a small number of companies, making it highly vulnerable to isolated business setbacks.


To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market causing the fund to underper-form investments that focus either on small-or on large-capitalization stocks.


To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                          Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Maximum sales charge (load)                                    5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                       5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less            none(2)     5.00%       1.00%


--------------------------------------------------------------------------------------------
Annual operating expenses                                    Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Management fee                                                 0.85%       0.85%       0.85%
Distribution and service (12b-1) fees                          0.30%       1.00%       1.00%
Other expenses                                                 0.98%       0.98%       0.98%
Total fund operating expenses                                  2.13%       2.83%       2.83%
Expense reimbursement (at least until 2-28-04)                 0.63%       0.63%       0.63%
Net annual operating expenses                                  1.50%       2.20%       2.20%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $645      $1,076      $1,532      $2,792
Class B with redemption                 $723      $1,118      $1,638      $2,944
Class B without redemption              $223        $818      $1,438      $2,944
Class C with redemption                 $420        $909      $1,524      $3,180
Class C without redemption              $321        $909      $1,524      $3,180

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

PORTFOLIO MANAGERS

Henry E. Mehlman, CFA
Joined fund team in 2002

Alan E. Norton, CFA
Joined fund team in 2002

See page 41 for the management biographies.


FUND CODES

Class A         Ticker                        JFVAX
                CUSIP                         478032790
                Newspaper                     --
                SEC number                    811-3392
                JH fund number                61

Class B         Ticker                        JFVBX
                CUSIP                         478032774
                Newspaper                     --
                SEC number                    811-3392
                JH fund number                161

Class C         Ticker                        JFVCX
                CUSIP                         478032766
                Newspaper                     --
                SEC number                    811-3392
                JH fund number                561

Growth Trends Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests approximately 1/3 of assets in equity securities (including common and preferred stocks and their equivalents) of U.S. and foreign companies in each of the following sectors: financial services, health care and technology. Due to changes in market values, assets will be allocated as needed in order to attempt to achieve a 1/3 weighting in each sector. The fund attempts to concentrate its investments within each of the three sectors in 20 to 35 companies.

Companies in the financial services sector include banks, insurance companies, brokerage firms and financial holding companies. Health-care companies include pharmaceutical, medical technology, managed care, biotechnology and biochemical research and development companies. Companies in the technology sector are typically in fields such as computer software and hardware, Internet services, telecommunications and data management and storage.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

The managers seek to identify companies positioned to benefit from economic and social trends. They use fundamental financial analysis to identify individual companies of any size that appear most attractive in terms of earnings stability, growth potential, business changes and valuation.

The fund may invest in certain higher-risk securities, including investments in emerging market countries and securities that are not publicly offered or traded, called restricted securities.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities for defensive purposes. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q4 '01, 13.60%
Worst quarter: Q1 '01, -23.27%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)


Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
                                                      2001                  2002
                                                   -26.89%               -31.42%

--------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
--------------------------------------------------------------------------------------------------
                                                  1 year       Life of       Life of       Life of
                                                               Class A       Class B       Class C
Class A before tax (began 9-22-00)               -34.86%       -31.75%           --            --
Class A after tax on distributions               -34.86%       -31.77%           --            --
Class A after tax on distributions, with sale    -21.40%       -24.01%           --            --
Class B before tax (began 9-22-00)               -35.23%           --        -31.58%           --
Class C before tax (began 9-22-00)               -33.13%           --            --        -30.96%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                      -22.10%       -18.53%       -18.53%       -18.53%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. It may fluctuate more widely than it would in a fund that is diversified across several sectors.

The fund's management strategy significantly influences performance, especially because this fund focuses on a few sectors of the economy.

Stocks of financial services, health-care and technology companies as a group may fall out of favor with the market, causing the fund to underperform its peers or funds that focus on other types of stocks or economic sectors.

Companies in each sector may face special risks. Falling or rising interest rates or deteriorating economic conditions could cause bank and financial service company stocks to suffer losses.

Health-care companies are strongly affected by worldwide scientific or technological developments and changes in governmental policies.

Technology companies are subject to intense competition making products quickly obsolete. Some technology companies are smaller and may have limited product lines and financial and managerial resources, making them more vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

o     Certain derivatives could produce disproportionate losses.

o In a down market, emerging market securities, other higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability; these risks are more significant in emerging markets.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                          Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Maximum sales charge (load)                                    5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                       5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less            none(2)     5.00%       1.00%


--------------------------------------------------------------------------------------------
Annual operating expenses                                    Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Management fee                                                 1.00%       1.00%       1.00%
Distribution and service (12b-1) fees                          0.30%       1.00%       1.00%
Other expenses                                                 0.58%       0.58%       0.58%
Total fund operating expenses                                  1.88%       2.58%       2.58%
Expense reimbursement (at least until 2-28-04)                 0.23%       0.23%       0.23%
Net annual operating expenses                                  1.65%       2.35%       2.35%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $659      $1,040      $1,445      $2,573
Class B with redemption                 $738      $1,081      $1,550      $2,727
Class B without redemption              $238        $781      $1,350      $2,727
Class C with redemption                 $435        $873      $1,436      $2,969
Class C without redemption              $336        $873      $1,436      $2,969

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

ADVISER

John Hancock Advisers, LLC

Team responsible for financial services sector investment management Portfolio manager responsible for technology sector investment management: Anurag Pandit, CFA; joined adviser in 1996 and fund team in 2003.

See page 41 for the management biographies.

SUBADVISERS

Fund Asset Management, L.P. d/b/a Mercury Advisors

Team responsible for health-care sector investment management
Founded in 1976
Supervised by the adviser


FUND CODES

Class A         Ticker                        JGTAX
                CUSIP                         41014V109
                Newspaper                     GTrendA
                SEC number                    811-4079
                JH fund number                46

Class B         Ticker                        JGTBX
                CUSIP                         41014V208
                Newspaper                     GTrendB
                SEC number                    811-4079
                JH fund number                146

Class C         Ticker                        JGTCX
                CUSIP                         41014V307
                Newspaper                     GTrendC
                SEC number                    811-4079
                JH fund number                546

Large Cap Equity Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $257.61 million to $231.61 billion as of January 31, 2003). Equity securities include common and preferred stocks and their equivalents.

In managing the portfolio, the managers look for companies that are undervalued and/or offer the potential for above-average earnings growth. The managers employ a combination of proprietary financial models and bottom-up, fundamental financial research to identify companies that are selling at what appear to be substantial discounts to their long-term intrinsic value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.


The fund manages risk by typically holding between 50 and 150 large companies that are diversified across industry sectors. The management team also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

The fund may invest up to 20% of its assets in bonds of any maturity, with up to 15% of net assets in junk bonds rated as low as CC/Ca and their unrated equivalents. In selecting bonds, the managers look for the most favorable risk/return ratios.

The fund may invest up to 25% of assets in foreign securities (35% during adverse U.S. market conditions). The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns


Best quarter: Q4 '99, 31.56%
Worst quarter: Q3 '01, -24.00%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.


----------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
----------------------------------------------------------------------------------------
 1993      1994    1995     1996     1997     1998     1999      2000     2001      2002
 9.74%   -8.49%   36.74%   22.21%   36.71%   15.94%   37.89%   -2.93%   -3.36%   -37.83%

--------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
--------------------------------------------------------------------------------------------------
                                                                                           Class C
                                                  1 year        5 year        10 year      Life of
Class A before tax                               -40.96%        -2.40%          7.35%          --
Class A after tax on distributions               -41.00%        -4.60%          5.24%          --
Class A after tax on distributions, with sale    -25.15%        -1.82%          5.84%          --
Class B before tax                               -41.39%        -2.39%          7.09%          --
Class C before tax (began 5-1-98)                -39.54%           --             --        -5.20%
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                      -22.10%        -0.59%          9.34%       -3.75%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underper-form investments that focus on small- or medium-capitalization stocks. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                          Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Maximum sales charge (load)                                    5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                       5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less            none(2)     5.00%       1.00%


--------------------------------------------------------------------------------------------
Annual operating expenses                                    Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Management fee                                                0.625%      0.625%      0.625%
Distribution and service (12b-1) fees                          0.25%       1.00%       1.00%
Other expenses                                                0.405%      0.405%      0.405%
Total fund operating expenses                                  1.28%       2.03%       2.03%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $624        $886      $1,167      $1,968
Class B with redemption                 $706        $937      $1,293      $2,166
Class B without redemption              $206        $637      $1,093      $2,166
Class C with redemption                 $403        $730      $1,182      $2,435
Class C without redemption              $304        $730      $1,182      $2,435

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

PORTFOLIO MANAGERS

Paul J. Berlinguet
Joined fund team in 2002

Robert C. Junkin, CPA
Joined fund team in 2003

Robert J. Uek, CFA
Joined fund team in 2002

Roger C. Hamilton
Joined fund team in 1999

Thomas P. Norton, CFA
Joined fund team in 2002

See page 41 for the management biographies.


FUND CODES

Class A         Ticker                        TAGRX
                CUSIP                         41013P103
                Newspaper                     LgCpEqA
                SEC number                    811-0560
                JH fund number                50

Class B         Ticker                        TSGWX
                CUSIP                         41013P202
                Newspaper                     LgCpEqB
                SEC number                    811-0560
                JH fund number                150

Class C         Ticker                        JHLVX
                CUSIP                         41013P301
                Newspaper                     LgCpEqC
                SEC number                    811-0560
                JH fund number                550

Large Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of large-capitalization companies (companies in the capitalization range of the Russell Top 200 Growth Index, which was $317.89 million to $229.96 billion as of January 31, 2003).


In managing the portfolio, the managers use fundamental financial analysis to identify companies with:

o     strong cash flows

o     secure market franchises

o     sales growth that outpaces their industries

The fund generally invests in a diversified portfolio of U.S. companies. The fund has tended to emphasize, or overweight, certain sectors such as health care, technology or consumer goods. These weightings may change in the future.

The managers use various means to assess the depth and stability of companies' senior management, including interviews and company visits. The fund favors companies for which the managers project an above-average growth rate.

The fund may invest in preferred stocks and other types of equities, and may invest up to 15% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q4 '98, 22.38%
Worst quarter: Q1 '01, -30.71%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Russell Top 200 Growth Index, an unmanaged index containing growth-oriented stocks from the Russell Top 200 Index.


------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
------------------------------------------------------------------------------------------
 1993      1994    1995     1996     1997     1998     1999       2000      2001      2002
13.16%   -7.61%   27.17%   20.40%   16.70%   26.42%   20.52%   -30.74%   -30.89%   -30.97%

---------------------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
---------------------------------------------------------------------------------------------------------------------
                                                         1 year       5 year      10 year       Life of       Life of
                                                                                                Class B       Class C
Class A before tax                                      -34.41%      -13.71%       -1.12%           --            --
Class A after tax on distributions                      -34.41%      -14.70%       -2.77%           --            --
Class A after tax on distributions, with sale           -21.13%       -9.47%       -0.29%           --            --
Class B before tax (began 1-3-94)                       -34.90%      -13.69%          --         -2.54%           --
Class C before tax (began 6-1-98)                       -32.79%          --           --            --        -16.14%
---------------------------------------------------------------------------------------------------------------------
Russell Top 200 Growth Index                            -27.98%       -4.05%        7.09%         7.93%        -7.21%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underper-form investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

-----------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                       Class A     Class B     Class C
-----------------------------------------------------------------------------------------
Maximum sales charge (load)                                 5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                    5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less         none(2)     5.00%       1.00%


-----------------------------------------------------------------------------------------
Annual operating expenses                                 Class A     Class B     Class C
-----------------------------------------------------------------------------------------
Management fee                                              0.75%       0.75%       0.75%
Distribution and service (12b-1) fees                       0.30%       1.00%       1.00%
Other expenses                                              0.70%       0.70%       0.70%
Total fund operating expenses                               1.75%       2.45%       2.45%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $669      $1,024      $1,401      $2,459
Class B with redemption                 $748      $1,064      $1,506      $2,614
Class B without redemption              $248        $764      $1,306      $2,614
Class C with redemption                 $445        $856      $1,392      $2,858
Class C without redemption              $346        $856      $1,392      $2,858

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

PORTFOLIO MANAGERS

Paul J. Berlinguet
Joined fund team in 2001

Robert J. Uek, CFA
Joined fund team in 2000

Thomas P. Norton, CFA
Joined fund team in 2002

See page 41 for the management biographies.


FUND CODES

Class A         Ticker                        JHNGX
                CUSIP                         409906302
                Newspaper                     LpCpGrA
                SEC number                    811-4630
                JH fund number                20

Class B         Ticker                        JHGBX
                CUSIP                         409906401
                Newspaper                     LpCpGrB
                SEC number                    811-4630
                JH fund number                120

Class C         Ticker                        JLGCX
                CUSIP                         409906849
                Newspaper                     --
                SEC number                    811-4630
                JH fund number                520

Large Cap Spectrum Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $257.61 million to $231.61 billion on January 31, 2003). The fund is non-diversified and may invest up to 10% of assets in securities of individual companies. The fund's assets will be managed according to three separate investment strategies -- growth, core and value.


The fund's assets will be allocated to reflect an optimal combination as determined by the adviser's: (1) assessment of the three strategies' historical risk, return and correlation; and (2) long-term strategic view of the relative attractiveness of the three strategies.

In managing the growth portion of the portfolio, the managers seek to identify companies with above-average earnings growth prospects that are not fully reflected in current market valuations. They emphasize stock selection, relying heavily upon the fundamental analysis and research of their internal research staff. They favor companies with strong management, superior industry positions and excellent balance sheets.

In managing the core portion of the portfolio, the managers look for companies that are undervalued and/or offer the potential for above-average earnings growth. The managers employ a combination of proprietary financial models and bottom-up, fundamental financial research to identify companies that are selling at what appear to be substantial discounts to their long-term intrinsic value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The managers of the value portion of the fund look for companies that they believe are undervalued. They employ a fundamental value approach, focusing on the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability.

The fund may invest up to 20% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in investment-grade short-term securities, cash and cash equivalents. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Because the fund has existed for less than a full calendar year, there is no past performance to report.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underper-form investments that focus on small- or medium-capitalization stocks. In addition, if the managers' securities selection strategies or the adviser's asset allocation strategy do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                          Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Maximum sales charge (load)                                    5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                       5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less            none(2)     5.00%       1.00%


--------------------------------------------------------------------------------------------
Annual operating expenses                                    Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Management fee                                                 0.85%       0.85%       0.85%
Distribution and service (12b-1) fees                          0.30%       1.00%       1.00%
Other expenses                                                 1.25%       1.25%       1.25%
Total fund operating expenses                                  2.40%       3.10%       3.10%
Expense reimbursement (at least until 2-28-04)                 0.90%       0.90%       0.90%
Net annual operating expenses                                  1.50%       2.20%       2.20%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $645      $1,129       1,639       3,034
Class B with redemption                 $723      $1,173       1,747       3,185
Class B without redemption              $223        $873       1,547       3,185
Class C with redemption                 $420        $964       1,632       3,415
Class C without redemption              $321        $964       1,632       3,415

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

ADVISER

John Hancock Advisers, LLC

Team responsible for core portion of the fund

SUBADVISER

Alliance Capital Management, L.P.

Team responsible for growth portion of the fund
Founded in 1971
Supervised by the adviser

Bernstein Investment Research & Management Unit

A unit of Alliance Capital Management, L.P.
Team responsible for value portion of the fund Supervised by the adviser

FUND CODES

Class A         Ticker                       JLSAX
                CUSIP                        41014V406
                Newspaper                    --
                SEC number                   811-4079
                JH fund number               67

Class B         Ticker                       JLSBX
                CUSIP                        41014V505
                Newspaper                    --
                SEC number                   811-4079
                JH fund number               167

Class C         Ticker                       JLSCX
                CUSIP                        41014V604
                Newspaper                    --
                SEC number                   811-4079
                JH fund number               567

Mid Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of medium-capitalization companies (companies in the capitalization range of the Russell Midcap Growth Index, which was $13.96 million to $10.57 billion as of January 31, 2003).


In managing the portfolio, the managers conduct fundamental financial analysis to identify companies with above-average earnings growth.

In choosing individual securities, the managers look for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager identifies a specific catalyst for growth, such as a new product, business reorganization or merger.

The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The managers consider broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The fund may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal circumstances, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may not invest more than 5% of assets in any one security.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q4 '99, 45.43%
Worst quarter: Q1 '01, -30.04%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

Russell Midcap Growth Index, an unmanaged index containing those stocks from the Russell Midcap Index with a greater-than-average growth-orientation.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
 1994      1995     1996    1997    1998     1999      2000      2001      2002
-8.76%    34.24%   29.05%   2.37%   6.53%   58.17%   -13.52%   -33.59%   -24.88%

---------------------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
---------------------------------------------------------------------------------------------------------------------
                                                         1 year       5 year       Life of       Life of      Life of
                                                                                   Class A       Class B      Class C
Class A before tax (began 11-1-93)                      -28.62%       -7.13%         1.15%           --           --
Class A after tax on distributions                      -28.62%       -7.59%        -0.11%           --           --
Class A after tax on distributions, with sale           -17.57%       -5.23%         0.90%           --           --
Class B before tax (began 11-1-93)                      -29.11%       -7.14%           --          1.02%          --
Class C before tax (began 6-1-98)                       -26.85%          --            --            --        -8.44%
---------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                             -22.10%       -0.59%         9.08%         9.08%       -3.28%
Russell Midcap Growth Index                             -27.41%       -1.82%         6.29%         6.29%       -3.55%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Medium-capitalization stocks tend to be more volatile than stocks of larger companies, and as a group could fall out of favor with the market, causing the fund to underperform investments that focus either on small- or on large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly.

In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                          Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Maximum sales charge (load)                                    5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                       5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less            none(2)     5.00%       1.00%


--------------------------------------------------------------------------------------------
Annual operating expenses                                    Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Management fee                                                 0.80%       0.80%       0.80%
Distribution and service (12b-1) fees                          0.30%       1.00%       1.00%
Other expenses                                                 0.79%       0.79%       0.79%
Total fund operating expenses                                  1.89%       2.59%       2.59%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $682      $1,064      $1,470      $2,601
Class B with redemption                 $762      $1,105      $1,575      $2,754
Class B without redemption              $262        $805      $1,375      $2,754
Class C with redemption                 $459        $897      $1,462      $2,995
Class C without redemption              $360        $897      $1,462      $2,995

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

PORTFOLIO MANAGERS

Paul J. Berlinguet
Joined fund team in 2001

Thomas P. Norton, CFA
Joined fund team in 2002

Robert J. Uek, CFA
Joined fund team in 2001

See page 41 for the management biographies.


FUND CODES

Class A         Ticker                        SPOAX
                CUSIP                         409906807
                Newspaper                     MdCpGrA
                SEC number                    811-4630
                JH fund number                39

Class B         Ticker                        SPOBX
                CUSIP                         409906880
                Newspaper                     MdCpGrB
                SEC number                    811-4630
                JH fund number                139

Class C         Ticker                        SPOCX
                CUSIP                         409906823
                Newspaper                     --
                SEC number                    811-4630
                JH fund number                539

Multi Cap Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests in a diversified portfolio of growth-oriented stocks of U.S. and foreign companies of any size.

In managing the portfolio, the management team focuses primarily on stocks, selecting companies that are expected to have above-average growth. In choosing individual securities, the managers use fundamental financial analysis to identify companies with improving business fundamentals, such as revenue growth, profitability and improving cash flows. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities.

In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q4 '01, 25.85%
Worst quarter: Q1 '01,-28.42%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index (an unmanaged index of the 1,000 largest-capitalization U.S. stocks).

Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index (an unmanaged index of 2000 U.S. small capitalization stocks) with a greater-than-average growth orientation.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
                                                       2001                 2002
                                                    -23.89%              -25.53%

--------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
--------------------------------------------------------------------------------------------------
                                                  1 year       Life of       Life of       Life of
                                                               Class A       Class B       Class C
Class A before tax (began 12-1-00)               -29.25%       -25.12%           --            --
Class A after tax on distributions               -29.75%       -25.37%           --            --
Class A after tax on distributions, with sale    -17.98%       -19.53%           --            --
Class B before tax (began 12-1-00)               -29.77%           --        -24.87%           --
Class C before tax (began 12-1-00)               -27.57%           --            --        -24.14%
--------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                        -27.88%       -24.83%       -24.83%       -24.83%
Russell 2000 Growth Index                        -30.26%       -18.68%       -18.68%       -18.68%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. The fund focuses on growth stocks, which could underperform value stocks.

To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of small and medium size companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                          Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Maximum sales charge (load)                                    5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                       5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less            none(2)     5.00%       1.00%


--------------------------------------------------------------------------------------------
Annual operating expenses                                    Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Management fee                                                 0.75%       0.75%       0.75%
Distribution and service (12b-1) fees                          0.30%       1.00%       1.00%
Other expenses                                                 3.00%       3.00%       3.00%
Total fund operating expenses                                  4.05%       4.75%       4.75%
Expense reimbursement (at least until 2-28-04)                 2.65%       2.65%       2.65%
Net annual operating expenses                                  1.40%       2.10%       2.10%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $635      $1,440      $2,260      $4,380
Class B with redemption                 $713      $1,493      $2,378      $4,521
Class B without redemption              $213      $1,193      $2,178      $4,521
Class C with redemption                 $410      $1,281      $2,256      $4,715
Class C without redemption              $311      $1,281      $2,256      $4,715

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."

================================================================================

PORTFOLIO MANAGERS

Anurag Pandit, CFA
Managed fund since it began in 2000

Bernice S. Behar, CFA
Managed fund since it began in 2000

See page 41 for the management biographies.

FUND CODES

Class A         Ticker                        JMGAX
                CUSIP                         478032709
                Newspaper                     --
                SEC number                    811-3392
                JH fund number                10

Class B         Ticker                        JMGBX
                CUSIP                         478032808
                Newspaper                     --
                SEC number                    811-3392
                JH fund number                110

Class C         Ticker                        JMGCX
                CUSIP                         478032881
                Newspaper                     --
                SEC number                    811-3392
                JH fund number                510

Small Cap Equity Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of small-capitalization companies (companies in the capitalization range of the Russell 2000 Index, which was $2.8 million to $1.78 billion as of January 31,
2003). Equity securities include common and preferred stocks and their equivalents.

In managing the portfolio, the managers emphasize a bottom-up approach to individual stock selection. With the aid of proprietary financial models, the management team looks for U.S. and foreign companies that possess a combination of strong earning growth rates and reasonable valuations. These companies often exhibit financial strength by means of sound balance sheets and other financial statements.

The management team uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams and strong competitive positions. To a lesser extent, the team also utilizes technical analysis to assess short- and long-term market trends. The management team also looks for companies with strong senior management and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in. The fund diversifies across industry sectors. The fund may not invest more than 5% of assets in any one security.

The fund may invest up to 15% of assets in a basket of foreign securities or in bonds of any maturity rated as low as CC/Ca and their unrated equivalents (bonds below BBB/Baa are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies) and may short-sell up to 15% of the fund's assets for non-speculative purposes to manage volatility.


Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns

Best quarter: Q4 '99, 47.75%
Worst quarter: Q3 '01, -33.72%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)


Russell 2000 Index, an unmanaged index of 2,000 U.S. small-capitalization stocks.

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
  1994     1995     1996     1997      1998    1999      2000    2001       2002
  7.81%   20.26%   12.91%   25.25%   -2.10%   98.25%   -6.26%   10.97%   -44.33%

---------------------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
---------------------------------------------------------------------------------------------------------------------
                                                         1 year        5 year      Life of       Life of      Life of
                                                                                   Class A       Class B      Class C
Class A before tax (began 1-3-94)                       -47.12%         1.31%        7.75%           --           --
Class A after tax on distributions                      -47.12%         0.16%        6.10%           --           --
Class A after tax on distributions, with sale           -28.93%         0.87%        5.84%           --           --
Class B before tax (began 1-3-94)                       -47.44%         1.34%          --          7.62%          --
Class C before tax (began 5-1-98)                       -45.77%           --           --            --        -0.41%
---------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                      -20.48%        -1.36%        6.03%         6.03%       -3.66%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underper-form investments that focus on medium or large-capitalization stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Certain derivatives, such as short sales, could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                          Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Maximum sales charge (load)                                    5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                       5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less            none(2)     5.00%       1.00%


--------------------------------------------------------------------------------------------
Annual operating expenses                                    Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Management fee                                                 0.70%       0.70%       0.70%
Distribution and service (12b-1) fees                          0.30%       1.00%       1.00%
Other expenses                                                 0.58%       0.58%       0.58%
Total fund operating expenses                                  1.58%       2.28%       2.28%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $653        $974      $1,317      $2,284
Class B with redemption                 $731      $1,012      $1,420      $2,440
Class B without redemption              $231        $712      $1,220      $2,440
Class C with redemption                 $428        $805      $1,308      $2,689
Class C without redemption              $329        $805      $1,308      $2,689

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


================================================================================

PORTFOLIO MANAGERS

Alan E. Norton, CFA
Joined fund team in 2002

Henry E. Mehlman, CFA
Joined fund team in 2002

See page 41 for the management biographies.

FUND CODES

Class A         Ticker                        SPVAX
                CUSIP                         409905700
                Newspaper                     SmCpEqA
                SEC number                    811-3999
                JH fund number                37

Class B         Ticker                        SPVBX
                CUSIP                         409905809
                Newspaper                     SmCpEqB
                SEC number                    811-3999
                JH fund number                137

Class C         Ticker                        SPVCX
                CUSIP                         409905882
                Newspaper                     SmCpEqC
                SEC number                    811-3999
                JH fund number                537

Small Cap Growth Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of small-capitalization companies (companies in the capitalization range of the Russell 2000 Growth Index, which was $1.08 million to $1.68 billion as of January 31, 2003).


The managers look for companies in the emerging growth phase of development that are not yet widely recognized. The fund also may invest in established companies that, because of new management, products or opportunities, offer the possibility of accelerating earnings.

To manage risk, the fund typically invests in 150 to 220 companies across many industries, and does not invest more than 5% of assets in any one company.

In managing the portfolio, the managers use fundamental financial analysis to identify rapidly growing companies. The managers favor companies that dominate their market niches or are poised to become market leaders. They look for strong senior management teams and coherent business strategies. They generally maintain personal contact with the senior management of the companies the fund invests in.

The fund may invest in preferred stocks and other types of equities, and may invest up to 10% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes or currencies).

In abnormal circumstances, the fund may temporarily invest in U.S. government securities with maturities of up to three years and more than 10% of assets in cash and cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE


[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indexes for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results. Disclosure of Class A total returns has replaced prior Class B disclosure because as of December 31, 2002, Class A shares have 10 years of operating history and larger net assets.


Class A, total returns


Best quarter: Q4 '99, 43.86%
Worst quarter: Q3 '01, -26.52%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Indexes (reflect no fees or taxes)

Russell 2000 Index, an unmanaged index of 2000 U.S. small-capitalization stocks.

Russell 2000 Growth Index, an unmanaged index containing those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

------------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
------------------------------------------------------------------------------------------
 1993      1994    1995     1996     1997     1998     1999       2000      2001      2002
12.78%   -0.73%   43.14%   13.76%   15.36%   12.36%   64.96%   -21.48%   -14.22%   -31.54%

--------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
--------------------------------------------------------------------------------------------------
                                                  1 year        5 year        10 year      Life of
                                                                                           Class C
Class A before tax                               -34.98%        -4.08%          5.50%          --
Class A after tax on distributions               -34.98%        -4.76%          4.62%          --
Class A after tax on distributions, with sale    -21.48%        -2.85%          4.85%          --
Class B before tax                               -35.55%        -4.14%          5.23%          --
Class C before tax (began 6-1-98)                -33.55%           --             --         4.67%
--------------------------------------------------------------------------------------------------
Russell 2000 Index                               -20.48%        -1.36%          7.15%       -2.21%
Russell 2000 Growth Index                        -30.26%        -6.59%          2.62%       -7.66%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underper-form investments that focus on medium-or large-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Stocks of smaller companies are more volatile than stocks of larger companies. Many smaller companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                          Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Maximum sales charge (load)                                    5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                       5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less            none(2)     5.00%       1.00%


--------------------------------------------------------------------------------------------
Annual operating expenses                                    Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Management fee                                                 0.75%       0.75%       0.75%
Distribution and service (12b-1) fees                          0.25%       1.00%       1.00%
Other expenses                                                 0.50%       0.50%       0.50%
Total fund operating expenses                                  1.50%       2.25%       2.25%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $645        $950      $1,278      $2,201
Class B with redemption                 $728      $1,003      $1,405      $2,396
Class B without redemption              $228        $703      $1,205      $2,396
Class C with redemption                 $425        $796      $1,293      $2,659
Class C without redemption              $326        $796      $1,293      $2,659

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


================================================================================

PORTFOLIO MANAGERS

Bernice S. Behar, CFA
Joined fund team in 1996

Anurag Pandit, CFA
Joined fund team in 1996

See page 41 for the management biographies.

FUND CODES

Class A         Ticker                        TAEMX
                CUSIP                         478032105
                Newspaper                     SmCpGrA
                SEC number                    811-3392
                JH fund number                60

Class B         Ticker                        TSEGX
                CUSIP                         478032204
                Newspaper                     SmCpGrB
                SEC number                    811-3392
                JH fund number                160

Class C         Ticker                        JSGCX
                CUSIP                         478032501
                Newspaper                     SmCpGrC
                SEC number                    811-3392
                JH fund number                560

Sovereign Investors Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue this goal, the fund normally invests at least 80% of stocks in a diversified portfolio of companies with market capitalizations within the range of the Standard & Poor's 500 Index. On January 31, 2003, that range was $257.61 million to $231.61 billion.


At least 65% of the fund's stock investments are "dividend performers" --companies whose dividend payments have increased steadily for ten years. In managing the portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium capitalizations.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Class A, total returns


Best quarter: Q4 '98, 15.56%
Worst quarter: Q3 '02, -13.87%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.


-------------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
-------------------------------------------------------------------------------------
1993      1994    1995     1996     1997     1998    1999    2000      2001      2002
5.71%   -1.85%   29.15%   17.57%   29.14%   15.62%   5.91%   4.08%   -6.06%   -18.68%


---------------------------------------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
---------------------------------------------------------------------------------------------------------------------
                                                                                                 Class B      Class C
                                                         1 year       5 year       10 year       Life of      Life of
Class A before tax                                      -22.76%       -1.55%         6.53%           --           --
Class A after tax on distributions                      -23.32%       -3.07%         4.76%           --           --
Class A after tax on distributions, with sale           -13.85%       -1.32%         4.97%           --           --
Class B before tax (began 1-3-94)                       -23.26%       -1.53%           --          6.52%          --
Class C before tax (began 5-1-98)                       -20.86%          --            --            --        -3.36%
---------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                             -22.10%       -0.59%         9.34%         9.30%       -3.75%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' securities selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------------------
Shareholder transaction expenses(1)                          Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Maximum sales charge (load)                                    5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                       5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less            none(2)     5.00%       1.00%


-------------------------------------------------------------------------------------------
Annual operating expenses                                   Class A     Class B     Class C
-------------------------------------------------------------------------------------------
Management fee                                                 0.57%       0.57%       0.57%
Distribution and service (12b-1) fees                          0.30%       1.00%       1.00%
Other expenses                                                 0.30%       0.30%       0.30%
Total fund operating expenses                                  1.17%       1.87%       1.87%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $613        $853      $1,111      $1,849
Class B with redemption                 $690        $888      $1,211      $2,008
Class B without redemption              $190        $588      $1,011      $2,008
Class C with redemption                 $387        $682      $1,101      $2,268
Class C without redemption              $288        $682      $1,101      $2,268

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


================================================================================

PORTFOLIO MANAGERS

John F. Snyder, III
Joined fund team in 1983

Barry H. Evans, CFA
Joined fund team in 1996

Peter M. Schofield, CFA
Joined fund team in 1996

See page 41 for the management biographies.

FUND CODES

Class A         Ticker                        SOVIX
                CUSIP                         47803P302
                Newspaper                     SvInvA
                SEC number                    811-0560
                JH fund number                29

Class B         Ticker                        SOVBX
                CUSIP                         47803P401
                Newspaper                     SvInvB
                SEC number                    811-0560
                JH fund number                129

Class C         Ticker                        SOVCX
                CUSIP                         47803P609
                Newspaper                     --
                SEC number                    811-0560
                JH fund number                529

U.S. Global Leaders Growth Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the fund's assets will be invested in stocks of companies the managers regard as U.S. Global Leaders.

The managers consider U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics:

o Hold leading market shares of their relevant industries that result in high profit margins and high investment returns.

o Supply consumable products or services so that their revenue streams are recurring.

The managers seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the managers believe they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.


As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $257.61 million to $231.61 billion as of January 31, 2003).


The fund is non-diversified, which allows it to make larger investments in individual companies.

The fund may invest in other types of equities and foreign stocks.

In abnormal circumstances, the fund may temporarily invest in short-term cash equivalents. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE


[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to May 17, 2002 reflect the actual performance of the sole class of U.S. Global Leaders Growth Fund, the fund's predecessor. On May 17, 2002, the fund acquired all of the assets of U.S. Global Leaders Growth Fund pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The total expenses for the fund's Class A shares are estimated to be substantially the same as the predecessor fund's sole class of shares. The average annual returns for Class A have been restated to reflect applicable sales charges. This adjustment will have the effect of reducing the previously reported performance of the U.S. Global Leaders Growth Fund. Since Class B and C shares have not existed for a full calendar year, no annual returns have been provided for Class B and C shares. Total expenses for Classes B and C should be substantially similar to Class A, except for Rule 12b-1 fees. Year-by-year and index figures do not reflect sales charges and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.


Class A, total returns

Best quarter: Q4 '98, 29.43%
Worst quarter: Q3 '98, -16.69%

After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)

Standard & Poor's 500 Index, an unmanaged index of 500 stocks.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
          1996       1997       1998      1999      2000        2001        2002
         22.94%     40.68%     31.98%     7.88%     4.15%     -6.83%     -14.51%

-----------------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending 12-31-02
-----------------------------------------------------------------------------------------
                                                          1 year       5 year     Life of
                                                                                  Class A
Class A before tax (began 9-29-95)                       -18.79%        2.33%      10.55%
Class A after tax on distributions                       -18.79%        2.33%      10.50%
Class A after tax on distributions, with sale            -11.54%        1.88%       8.87%
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Index                              -22.10%      -0.59%        7.48%

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underper-form investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

Multinational companies that have substantial international operations may be affected by fluctuations in currency exchange rates and by economic and political conditions in foreign countries.

These conditions may include restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer sig-nificantly from adverse events affecting that issuer.

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annual expenses. Actual expenses may be greater or less.

--------------------------------------------------------------------------------------------
Shareholder transaction expenses                             Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Maximum sales charge (load)                                    5.00%       5.00%       2.00%
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                       5.00%       none        1.00%
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less            none(2)     5.00%       1.00%
Maximum redemption fee(1)                                      none        none        none


--------------------------------------------------------------------------------------------
Annual operating expenses                                    Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Management fee                                                 0.75%       0.75%       0.75%
Distribution and service (12b-1) fees                          0.25%       1.00%       1.00%
Other expenses                                                 0.36%       0.36%       0.36%
Total fund operating expenses                                  1.36%       2.11%       2.11%
Expense reimbursement (at least until 5-17-04)                 0.09%       0.09%       0.09%
Net annual operating expenses                                  1.27%       2.02%       2.02%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through May 17, 2004) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3      Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $623        $901      $1,199      $2,046
Class B with redemption                 $705        $952      $1,326      $2,243
Class B without redemption              $205        $652      $1,126      $2,243
Class C with redemption                 $402        $746      $1,214      $2,510
Class C without redemption              $303        $746      $1,214      $2,510

(1)   A $4.00 fee will be charged for wire redemptions.
(2) Except for investments of $1 million or more; see "How sales charges are calculated."


================================================================================

SUBADVISER

Yeager, Wood & Marshall, Inc.

Responsible for day-to-day investment management
Founded in 1968
Supervised by the adviser

PORTFOLIO MANAGERS


George M. Yeager
Managed fund since 1995

George P. Fraise
Joined fund team in 2000


See page 41 for the management biographies.

FUND CODES

Class A         Ticker                        USGLX
                CUSIP                         409902830
                Newspaper                     USGlobLdrs
                SEC number                    811-1677
                JH fund number                26

Class B         Ticker                        USLBX
                CUSIP                         409902822
                Newspaper                     --
                SEC number                    811-1677
                JH fund number                126

Class C         Ticker                        USLCX
                CUSIP                         409902814
                Newspaper                     --
                SEC number                    811-1677
                JH fund number                526

Your account

--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.


o Distribution and service (12b-1) fees of 0.30% (0.25% for Classic Value, Large Cap Equity, Small Cap Growth and U.S. Global Leaders Growth).


--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     A front-end sales charge, as described at right.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost share-holders more than other types of sales charges.

Investors purchasing $1 million or more of Class B or Class C shares may want to consider the lower operating expenses of Class A shares.

Your broker/dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker/dealer.

Your broker/dealer or agent may charge you a fee to effect transactions in fund shares.

--------------------------------------------------------------------------------

HOW SALES CHARGES ARE CALCULATED

Class A and Class C Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------
                                        As a % of               As a % of your
Your investment                         offering price          investment
Up to $49,999                           5.00%                   5.26%
$50,000 - $99,999                       4.50%                   4.71%
$100,000 - $249,999                     3.50%                   3.63%
$250,000 - $499,999                     2.50%                   2.56%
$500,000 - $999,999                     2.00%                   2.04%
$1,000,000 and over                     See below

--------------------------------------------------------------------------------
Class C sales charges
--------------------------------------------------------------------------------
                                        As a % of               As a % of your
Your investment                         offering price          investment
Up to $1,000,000                        1.00%                   1.01%
$1,000,000 and over                     none

Investments of $1 million or more Class A and Class C shares are available with no front-end sales charge. However, there is a contingent deferred sales charge
(CDSC) on any Class A shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
CDSC on $1 million+ investments
--------------------------------------------------------------------------------
                                                                  CDSC on shares
Your investment                                                   being sold
First $1M - $4,999,999                                            1.00%
Next $1 - $5M above that                                          0.50%
Next $1 or more above that                                        0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


32 YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge.

Class B and Class C A CDSC may be charged if you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------
                                                                  CDSC on shares
Years after purchase                                              being sold
1st year                                                          5.00%
2nd year                                                          4.00%
3rd or 4th year                                                   3.00%
5th year                                                          2.00%
6th year                                                          1.00%
After 6th year                                                    none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------
Years after purchase                                              CDSC
1st year                                                          1.00%
After 1st year                                                    none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).


                                                                 YOUR ACCOUNT 33

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o     selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

Class A shares of Classic Value Fund may be offered without front-end sales charges or CDSCs to any shareholder account of Pzena Focused Value Fund registered on this fund's books as of November 8, 2002.


Class A shares of John Hancock U.S. Global Leaders Growth Fund may be offered without front-end sales charges or CDSCs to any shareholder account of U.S. Global Leaders Growth Fund registered on this fund's books in the shareholder's name as of May 17, 2002.

Class C shares may be offered without front-end sales charges to various individuals and institutions.


To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------

OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $250

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      o fee-based clients of selling brokers who have placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


34 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

           Opening an account                 Adding to an account

By check

[Clip Art] o  Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."
           o  Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an account
              financial representative, or      statement. If no slip is
              mail them to Signature            available, include a note
              Services (address below).         specifying the fund name, your
                                                share class, your account number
                                                and the name(s) in which the
                                                account is registered.
                                              o Deliver the check and your
                                                investment slip or note to
                                                your financial representative,
                                                or mail them to Signature
                                                Services (address below).

By exchange

[Clip Art] o  Call your financial             o Log on to www.jhfunds.com to
              representative or Signature       process exchanges between funds.
              Services to request an          o Call EASI-Line for automated
              exchange.                         service 24 hours a day using
                                                your touch-tone phone at
                                                1-800-338-8080.
                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.

By wire

[Clip Art] o  Deliver your completed          o Instruct your bank to wire the
              application to your financial     amount of your investment to:
              representative, or mail it to       First Signature Bank & Trust
              Signature Services.                 Account # 900000260
           o  Obtain your account number by       Routing # 211475000
              calling your financial          Specify the fund name, your share
              representative or Signature     class, your account number and the
              Services.                       name(s) in which the account is
           o  Instruct your bank to wire      registered.
              the amount of your              Your bank may charge a fee to wire
              investment to:                  funds.
                First Signature Bank & Trust
                Account # 900000260
                Routing # 211475000
           Specify the fund name, your
           choice of share class, the new
           account number and the name(s)
           in which the account is
           registered. Your bank may charge
           a fee to wire funds.

By Internet

[Clip Art] See "By exchange" and "By wire."   o  Verify that your bank or credit
                                                 union is a member of the
                                                 Automated Clearing House (ACH)
                                                 system.
                                              o  Complete the "Bank Information"
                                                 section on your account
                                                 application.
                                              o  Log on to www.jhfunds.com to
                                                 initiate purchases using your
                                                 authorized bank account.

By phone

[Clip Art] See "By exchange" and "By wire."   o  Verify that your bank or credit
                                                 union is a member of the
                                                 Automated Clearing House (ACH)
                                                 system.
                                              o  Complete the "Bank Information"
                                                 section on your account
                                                 application.
                                              o  Call EASI-Line for automated
                                                 service 24 hours a day using
                                                 your touch-tone phone at
                                                 1-800-338-8080.
                                              o  Call your financial
                                                 representative or Signature
                                                 Services between 8 A.M. and
                                                 4 P.M. Eastern Time on
                                                 most business days.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."

---------------------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions
and assistance.
---------------------------------------------------------


                                                                 YOUR ACCOUNT 35

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
           Designed for                      To sell some or all of your shares

By letter

[Clip Art] o    Accounts of any type.        o   Write a letter of
           o    Sales of any amount.             instruction or complete a
                                                 stock power indicating the
                                                 fund name, your share
                                                 class, your account number,
                                                 the name(s) in which the
                                                 account is registered and
                                                 the dollar value or number
                                                 of shares you wish to sell.
                                             o   Include all signatures and
                                                 any additional documents
                                                 that may be required (see
                                                 next page).
                                             o   Mail the materials to
                                                 Signature Services.
                                             o   A check will be mailed to
                                                 the name(s) and address in
                                                 which the account is
                                                 registered, or otherwise
                                                 according to your letter of
                                                 instruction.

By Internet

[Clip Art] o    Most accounts.               o   Log on to www.jhfunds.com
           o    Sales of up to $100,000.         to initiate redemptions
                                                 from your funds.

By phone

[Clip Art] o    Most accounts.               o   Call EASI-Line for
           o    Sales of up to $100,000.         automated service 24 hours
                                                 a day using your touch-tone
                                                 phone at 1-800-338-8080.
                                             o   Call your financial
                                                 representative or Signature
                                                 Services between 8 A.M. and
                                                 4 P .M. Eastern Time on
                                                 most business days.

By wire or electronic funds transfer (EFT)

[Clip Art] o    Requests by letter to        o   To verify that the Internet
                sell any amount.                 or telephone redemption
           o    Requests by Internet or          privilege is in place on an
                phone to sell up to              account, or to request the
                $100,000.                        form to add it to an
                                                 existing account, call
                                                 Signature Services.
                                             o   Amounts of $1,000 or more
                                                 will be wired on the next
                                                 business day. A $4 fee will
                                                 be deducted from your
                                                 account.
                                             o   Amounts of less than $1,000
                                                 may be sent by EFT or by
                                                 check. Funds from EFT
                                                 transactions are generally
                                                 available by the second
                                                 business day. Your bank may
                                                 charge a fee for this
                                                 service.

By exchange

[Clip Art] o    Accounts of any type.        o   Obtain a current prospectus
           o    Sales of any amount.             for the fund into which you
                                                 are exchanging by Internet
                                                 or by calling your
                                                 financial representative or
                                                 Signature Services.
                                             o   Log on to www.jhfunds.com
                                                 to process exchanges
                                                 between your funds.
                                             o   Call EASI-Line for
                                                 automated service 24 hours
                                                 a day using your touch-tone
                                                 phone at 1-800-338-8080.
                                             o   Call your financial
                                                 representative or Signature
                                                 Services to request an
                                                 exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."


36 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o     you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                     Requirements for written requests
--------------------------------------------------------------------------------

                                                                      [Clip Art]

Owners of individual, joint or             o   Letter of instruction.
UGMA/UTMA accounts (custodial              o   On the letter, the signatures
accounts for minors).                          of all persons authorized
                                               to sign for the account, exactly
                                               as the account is registered.
                                           o   Signature guarantee if applicable
                                               (see above).

Owners of corporate, sole                  o   Letter of instruction.
proprietorship, general partner or         o   Corporate business/organization
association accounts.                          resolution, certified within the
                                               past 12 months, or a John Hancock
                                               Funds business/ organization
                                               certification form.
                                           o   On the letter and the resolution,
                                               the signature of the person(s)
                                               authorized to sign for the
                                               account.
                                           o   Signature guarantee if applicable
                                               (see above).

Owners or trustees of trust accounts.      o   Letter of instruction.
                                           o   On the letter, the signature(s)
                                               of the trustee(s).
                                           o   Copy of the trust document
                                               certified within the past 12
                                               months, or a John Hancock Funds
                                               trust certification form.
                                           o   Signature guarantee if applicable
                                               (see above).

Joint tenancy shareholders with            o   Letter of instruction signed by
rights of survivorship whose                   surviving tenant.
co-tenants are deceased.                   o   Copy of death certificate.
                                           o   Signature guarantee if applicable
                                               (see above).

Executors of shareholder estates.          o   Letter of instruction signed by
                                               executor.
                                           o   Copy of order appointing
                                               executor, certified within the
                                               past 12 months.
                                           o   Signature guarantee if applicable
                                               (see above).

Administrators, conservators,              o   Call 1-800-225-5291 for
guardians and other sellers or                 instructions.
account types not listed above.

---------------------------------------------------------
Address:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions
and assistance.
---------------------------------------------------------


                                                                 YOUR ACCOUNT 37

--------------------------------------------------------------------------------

TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. However, if the new fund's CDSC rate is higher, then the rate will increase. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.


Account Information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges and take other steps that it deems reasonable.


Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------

DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


Dividends The funds generally distribute most or all of their net earnings annually in the form of dividends. Balanced and Sovereign Investors Funds typically pay income dividends quarterly. All other funds declare and pay any income dividends annually. Any capital gains are distributed annually.



38 YOUR ACCOUNT

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------

ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program

(MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


Retirement plans John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



                                                                 YOUR ACCOUNT 39

Fund details

--------------------------------------------------------------------------------

BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock equity funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.


The trustees of the Balanced, Classic Value, Focused Equity, Growth Trends, Large Cap Equity, Large Cap Spectrum, Mid Cap Growth, Multi Cap Growth, Small Cap Growth and U.S. Global Leaders Growth Funds have the power to change these funds' respective investment goals without shareholder approval.

The trustees of Core Equity, Focused Equity, Large Cap Equity, Large Cap Growth, Large Cap Spectrum, Mid Cap Growth, Small Cap Equity, Small Cap Growth and U.S. Global Leaders Growth Funds have the power to change the focus of each fund's 80% investment policy without shareholder approval. A fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.


Management fees The management fees paid to the investment adviser by the John Hancock equity funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                                             % of net assets
--------------------------------------------------------------------------------
Balanced                                                         0.60%
Classic Value                                                    0.00%*
Core Equity                                                      0.75%
Focused Equity                                                   0.22%*
Growth Trends                                                    0.77%*
Large Cap Equity                                                 0.625%
Large Cap Growth                                                 0.75%
Large Cap Spectrum                                               0.00%*
Mid Cap Growth                                                   0.80%
Multi Cap Growth                                                 0.00%*
Small Cap Equity                                                 0.70%
Small Cap Growth                                                 0.75%
Sovereign Investors                                              0.57%
U.S. Global Leaders Growth                                       0.66%*

* After expense reimbursement.


                -------------------------------------------------
                                  Shareholders
                -------------------------------------------------

                -------------------------------------------------
Distribution              Financial services firms and
     and                      their representatives
 shareholder
  services            Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                              Principal distributor

                             John Hancock Funds, LLC

                    Markets the funds and distributes shares
                   through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

                -------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                 Handles shareholder services, including record-
                keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
                -------------------------------------------------


                -------------------------------------------------
                                   Subadvisers                           Asset
                                                                      management
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                               New York, NY 10105

                           Independence Investment LLC
                                 53 State Street
                                Boston, MA 02109

                                Mercury Advisors
                             800 Scudders Mill Road
                              Plainsboro, NJ 08536

                        Pzena Investment Management, LLC
                                830 Third Avenue
                               New York, NY 10022

                          Yeager, Wood & Marshall, Inc.
                                630 Fifth Avenue
                               New York, NY 10111

                         Provide portfolio management to
                                 certain funds.
                -------------------------------------------------


                -------------------------------------------------
                               Investment adviser

                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the funds' business and
                             investment activities.
                -------------------------------------------------

                -------------------------------------------------
                                    Custodian

                              The Bank of New York
                                 One Wall Street
                               New York, NY 10286

                      Holds the funds' assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                          calculating each fund's NAV.
                -------------------------------------------------

                -------------------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                -------------------------------------------------


40 FUND DETAILS

--------------------------------------------------------------------------------

BUSINESS STRUCTURE

Subadvisers Alliance Capital Management L.P. ("Alliance") subadvises Large Cap Spectrum Fund with respect to the fund's growth and value investment strategies. Alliance was founded in 1971 and provides investment advisory services to individual and institutional investors. As of December 31, 2002, Alliance had total assets under management in excess of $387 billion.

Fund Asset Management, L.P. d/b/a Mercury Advisors, ("Mercury") subadvises the health-care portion of the Growth Trends Fund. Mercury was founded in 1976 and provides investment advisory services to individual and institutional investors. As of December 31, 2002, Mercury had total assets under management in excess of $462 billion.

Independence Investment LLC ("Independence") subadvises Core Equity Fund. Independence was founded in 1982 and provides investment advisory services to individual and institutional investors. Independence is a wholly owned subsidiary of John Hancock Financial Services, Inc. and, as of December 31, 2002, had total assets under management of approximately $18.9 billion.

Pzena Investment Management ("PIM") subadvises Classic Value Fund, and was investment adviser to its predecessor fund, Pzena Focused Value Fund. PIM was founded in 1995 and is controlled by Richard S. Pzena, President. PIM provides investment advisory services to individual and institutional investors, and as of December 31, 2002, had total assets under management of approximately $3.1 billion.

Yeager, Wood & Marshall, Inc ("YWM") subadvises U.S. Global Leaders Growth Fund, and was investment adviser to its predecessor fund, U.S. Global Leaders Growth Fund. YWM was founded in 1968 and is controlled by George M. Yeager, President. YWM provides investment advisory services to individual and institutional investors, and as of December 31, 2002, had total assets under management of approximately $595 million.

--------------------------------------------------------------------------------

MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock equity funds. It is a brief summary of their business careers over the past five years.

Bernice S. Behar, CFA
--------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1991
Began business career in 1986

Paul J. Berlinguet
--------------------------------------------
Vice president
Joined John Hancock Advisers in 2001
U.S. equity investment manager at
 Baring America Asset
 Management (1989-2001)
Began business career in 1986

Barry H. Evans, CFA
--------------------------------------------
Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1986

George P. Fraise
--------------------------------------------
Executive vice president of YWM (subadviser)
Portfolio manager of Scudder Kemper
 Investments (1997-2000)
Began business career in 1987

Roger C. Hamilton
--------------------------------------------
Vice president
Joined John Hancock Advisers in 1994
Began business career in 1980

Robert C. Junkin, CPA
--------------------------------------------
Vice president
Joined John Hancock Advisers in 2003
Vice president, Pioneer Investments, Inc.
 (1997-2002)
Began business career in 1988

Henry E. Mehlman, CFA
--------------------------------------------
Vice president
Joined John Hancock Advisers in 2002
Senior portfolio manager, The Colony
 Group (2001-2002)
Vice president and director of research, Congress Asset Management Co.
 (1999-2001)
Consultant, Essex Management
 (1996-1999)
Began business career in 1972

Alan E. Norton, CFA
--------------------------------------------
Vice president
Joined John Hancock Advisers in 2002
Senior portfolio manager, The Colony
 Group (2001-2002)
Portfolio manager and director of research, Congress Asset Management Co.
 (1995-2001)
Began business career in 1987

Thomas P. Norton, CFA
--------------------------------------------
Vice president
Joined John Hancock Advisers in 2002
Investment manager, Baring Asset
 Management (1997-2002)
Began business career in 1986

Anurag Pandit, CFA
--------------------------------------------
Vice president
Joined John Hancock Advisers in 1996
Began business career in 1984

Peter M. Schofield, CFA
--------------------------------------------
Vice president
Joined John Hancock Advisers in 1996
Began business career in 1984

John F. Snyder, III
--------------------------------------------
Executive vice president
Joined John Hancock Advisers in 1991
Began business career in 1971

Robert J. Uek, CFA
--------------------------------------------
Vice president
Joined John Hancock Advisers in 1997
Began business career in 1990

George M. Yeager
--------------------------------------------
President of YWM (subadviser)
Began business career in 1957



                                                                 FUND DETAILS 41

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Balanced Fund

Figures audited by Ernst & Young LLP.


CLASS A SHARES PERIOD ENDED:                               12-31-98     12-31-99     12-31-00     12-31-01(1)  12-31-02(1)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $13.33       $14.06       $14.05       $13.03       $12.02
Net investment income(2)                                       0.36         0.35         0.33         0.30         0.23
Net realized and unrealized gain (loss) on investments         1.47         0.18        (0.59)       (0.99)       (2.40)
Total from investment operations                               1.83         0.53        (0.26)       (0.69)       (2.17)
Less distributions
From net investment income                                    (0.36)       (0.36)       (0.33)       (0.32)       (0.24)
In excess of net investment income                               --           --(3)        --           --           --
From net realized gain                                        (0.74)       (0.18)       (0.43)          --           --
                                                              (1.10)       (0.54)       (0.76)       (0.32)       (0.24)
Net asset value, end of period                               $14.06       $14.05       $13.03       $12.02        $9.61
Total return(4)(%)                                            14.01         3.89        (1.83)       (5.23)      (18.19)
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $97         $131         $148         $136          $85
Ratio of expenses to average net assets(%)                     1.21         1.22         1.31         1.37         1.39
Ratio of net investment income to average net assets(%)        2.61         2.47         2.52         2.45         2.15
Portfolio turnover(%)                                            83           94           99           98           86

CLASS B SHARES PERIOD ENDED:                              12-31-98     12-31-99     12-31-00     12-31-01(1)  12-31-02(1)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $13.33       $14.06       $14.05       $13.03       $12.01
Net investment income(2)                                       0.27         0.26         0.24         0.22         0.16
Net realized and unrealized gain (loss) on investments         1.46         0.17        (0.59)       (1.00)       (2.40)
Total from investment operations                               1.73         0.43        (0.35)       (0.78)       (2.24)
Less distributions
From net investment income                                    (0.26)       (0.26)       (0.24)       (0.24)       (0.16)
In excess of net investment income                               --           --(3)        --           --           --
From net realized gain                                        (0.74)       (0.18)       (0.43)          --           --
                                                              (1.00)       (0.44)       (0.67)       (0.24)       (0.16)
Net asset value, end of period                               $14.06       $14.05       $13.03       $12.01        $9.61
Total return(4)(%)                                            13.23         3.16        (2.51)       (5.99)      (18.71)
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $116         $112          $77          $46          $28
Ratio of expenses to average net assets(%)                     1.88         1.92         2.01         2.07         2.09
Ratio of net investment income to average net assets(%)        1.93         1.76         1.78         1.75         1.44
Portfolio turnover(%)                                            83           94           99           98           86


42 FUND DETAILS

CLASS C SHARES PERIOD ENDED:                               12-31-99(5)     12-31-00     12-31-01(1)  12-31-02(1)
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $14.60          $14.05       $13.03       $12.01
Net investment income(2)                                       0.19            0.24         0.21         0.16
Net realized and unrealized loss on investments               (0.37)          (0.59)       (0.99)       (2.40)
Total from investment operations                              (0.18)          (0.35)       (0.78)       (2.24)
Less distributions
From net investment income                                    (0.19)          (0.24)       (0.24)       (0.16)
In excess of net investment income                               --(3)           --           --           --
From net realized gain                                        (0.18)          (0.43)          --           --
                                                              (0.37)          (0.67)       (0.24)       (0.16)
Net asset value, end of period                               $14.05          $13.03       $12.01        $9.61
Total return(4)(%)                                            (1.15)(6)       (2.51)       (5.99)      (18.71)
----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          --(7)           $1           $2           $2
Ratio of expenses to average net assets(%)                     1.84(8)         2.01         2.07         2.09
Ratio of net investment income to average net assets(%)        1.88(8)         1.93         1.76         1.46
Portfolio turnover(%)                                            94              99           98           86

(1) As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums and accretion of discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 2.50%, 1.80% and 1.80% for Class A, Class B and Class C shares, respectively. The effect of this change on per share amounts for the year ended December 31, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 2.28%, 1.57% and 1.59% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2)   Based on the average of the shares outstanding.
(3)   Less than $0.01 per share.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Class C shares began operations on 5-3-99.
(6)   Not annualized.
(7)   Less than $500,000.
(8)   Annualized.


                                                                 FUND DETAILS 43

Classic Value Fund

* Figures audited by PricewaterhouseCoopers LLP.
+ Figures audited by Tait, Weller and Baker.

CLASS A SHARES PERIOD ENDED:                  4-30-98+    4-30-99+    4-30-00+    4-30-01+    4-30-02+   12-31-02*(1,2)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $11.56      $14.40      $11.83      $11.63      $16.08      $18.16
Net investment Income (loss)(3)                 (0.03)      (0.05)      (0.06)       0.02        0.05        0.05
Net realized and unrealized gain (loss)
 on investments                                  3.93       (2.02)       0.19        4.43        2.42       (2.68)
Total from investment operations                 3.90       (2.07)       0.13        4.45        2.47       (2.63)
Less distributions
From net realized income                           --          --          --          --       (0.06)      (0.02)
From net realized gain                          (1.06)      (0.50)      (0.33)         --       (0.33)      (0.44)
                                                (1.06)      (0.50)      (0.33)         --       (0.39)      (0.46)
Net asset value, end of period                 $14.40      $11.83      $11.63      $16.08      $18.16      $15.07
Total return(4,5)(%)                            35.10      (14.03)       1.34       38.26       15.67      (14.00)(6)
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)           $10          $7          $5         $11         $22         $22
Ratio of expenses to average net assets(%)       1.75        1.75        1.75        1.75        1.25        1.27(7)
Ratio of adjusted expenses to average net
 assets(8)(%)                                    2.69        2.60        2.99        2.81        2.01        2.57(7)
Ratio of net investment income (loss) to
 average net assets(%)                          (0.32)      (0.41)      (0.47)       0.22        0.34        0.44(7)
Portfolio turnover(%)                              54          47          50          78          38          47

CLASS B SHARES PERIOD ENDED:                                       12-31-02*(9)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period                                 $14.11
Net investment loss(3)                                                   --(10)
Net realized and unrealized gain on investments                        0.94
Total from investment operations                                       0.94
Net asset value, end of period                                       $15.05
Total return(4,5)(%)                                                   6.66(6)
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $1
Ratio of expenses to average net assets(%)                             2.10(7)
Ratio of adjusted expenses to average net assets(8)(%)                 6.82(7)
Ratio of net investment loss to average net assets(%)                 (0.06)(7)
Portfolio turnover(%)                                                    47

CLASS C SHARES PERIOD ENDED:                                       12-31-02*(9)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period                                 $14.11
Net investment loss(3)                                                   --(10)
Net realized and unrealized gain on investments                        0.94
Total from investment operations                                       0.94
Net asset value, end of period                                       $15.05
Total return(4,5)(%)                                                   6.66(6)
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $1
Ratio of expenses to average net assets(%)                             2.10(7)
Ratio of adjusted expenses to average net assets(8)(%)                 6.82(7)
Ratio of net investment loss to average net assets(%)                 (0.10)(7)
Portfolio turnover(%)                                                    47

(1) Effective November 8, 2002, shareholders of the former Pzena Focused Value Fund became owners of an equal number of full and fractional Class A shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of John Hancock Classic Value Fund Class A.
(2)   Effective 12-31-02, the fiscal year changed from April 30 to December 31.
(3)   Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total return would have been lower had certain expenses not been reduced during the periods shown.
(6)   Not annualized.
(7)   Annualized.
(8) Does not take into consideration expense reductions during the periods shown.
(9)   Class B, Class C and Class I shares began operations on 11-11-02.
(10)  Less than $0.01 per share.


44 FUND DETAILS

Core Equity Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                    12-31-98     12-31-99     12-31-00     12-31-01     12-31-02
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $23.93       $30.14       $33.21       $29.87       $26.61
Net investment income (loss)(1)                                     0.05        (0.02)       (0.06)       (0.03)       (0.02)
Net realized and unrealized gain (loss) on investments              6.81         3.72        (2.49)       (3.22)       (6.06)
Total from investment operations                                    6.86         3.70        (2.55)       (3.25)       (6.08)
Less distributions
From net realized gain                                             (0.65)       (0.63)       (0.42)       (0.01)          --
In excess of net realized gain                                        --           --        (0.37)          --           --
                                                                   (0.65)       (0.63)       (0.79)       (0.01)          --
Net asset value, end of period                                    $30.14       $33.21       $29.87       $26.61       $20.53
Total return(2)(%)                                                 28.84        12.37        (7.75)      (10.87)      (22.85)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $201         $394         $373         $255         $184
Ratio of expenses to average net assets(%)                          1.39         1.37         1.41         1.47         1.60
Ratio of net investment income (loss) to average net asset          0.17        (0.06)       (0.19)       (0.12)       (0.10)
Portfolio turnover(%)                                                 50           98           82           76           64(3)

CLASS B SHARES PERIOD ENDED:                                    12-31-98     12-31-99     12-31-00     12-31-01     12-31-02
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $23.80       $29.75       $32.54       $29.06       $25.71
Net investment loss(1)                                             (0.14)       (0.24)       (0.27)       (0.22)       (0.18)
Net realized and unrealized gain (loss) on investments              6.74         3.66        (2.42)       (3.12)       (5.83)
Total from investment operations                                    6.60         3.42        (2.69)       (3.34)       (6.01)
Less distributions
From net realized gain                                             (0.65)       (0.63)       (0.42)       (0.01)          --
In excess of net realized gain                                        --           --        (0.37)          --           --
                                                                   (0.65)       (0.63)       (0.79)       (0.01)          --
Net asset value, end of period                                    $29.75       $32.54       $29.06       $25.71       $19.70
Total return(2)(%)                                                 27.90        11.59        (8.35)      (11.49)      (23.38)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $347         $664         $499         $377         $253
Ratio of expenses to average net assets(%)                          2.09         2.07         2.07         2.17         2.30
Ratio of net investment income (loss) to average net assets(%)     (0.53)       (0.77)       (0.86)       (0.82)       (0.80)
Portfolio turnover(%)                                                 50           98           82           76           64(3)


                                                                 FUND DETAILS 45

CLASS C SHARES PERIOD ENDED:                                   12-31-98(4)   12-31-99     12-31-00     12-31-01     12-31-02
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $27.81       $29.75       $32.54       $29.05       $25.70
Net investment loss(1)                                             (0.09)       (0.25)       (0.28)       (0.22)       (0.18)
Net realized and unrealized gain (loss) on investments              2.68         3.67        (2.42)       (3.12)       (5.83)
Total from investment operations                                    2.59         3.42        (2.70)       (3.34)       (6.01)
Less distributions
From net realized gain                                             (0.65)       (0.63)       (0.42)       (0.01)          --
In excess of net realized gain                                        --           --        (0.37)          --           --
                                                                   (0.65)       (0.63)       (0.79)       (0.01)          --
Net asset value, end of period                                    $29.75       $32.54       $29.05       $25.70       $19.69
Total return(2)(%)                                                  9.46(5)     11.59        (8.38)      (11.49)      (23.39)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $7          $30          $32          $30          $23
Ratio of expenses to average net assets(%)                          2.12(6)      2.08         2.11         2.17         2.30
Ratio of net investment loss to average net assets(%)              (0.53)(6)    (0.80)       (0.89)       (0.82)       (0.80)
Portfolio turnover(%)                                                 50           98           82           76           64(3)

(1)   Based on the average of the shares outstanding.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Excludes merger activity.
(4)   Class C shares began operations on 5-1-98.
(5)   Not annualized.
(6)   Annualized.


46 FUND DETAILS

Focused Equity Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                10-31-01(1)       10-31-02
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.00             $7.17
Net investment loss(2)                                         (0.10)            (0.06)
Net realized and unrealized loss on investments                (2.73)            (2.45)
Total from investment operations                               (2.83)            (2.51)
Net asset value, end of period                                 $7.17             $4.66
Total return(3,4)(%)                                          (28.30)(5)        (35.01)
---------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $12                $6
Ratio of expenses to average net assets(%)                      1.50(6)           1.50
Ratio of adjusted expenses to average net assets(7)(%)          2.47(6)           2.13
Ratio of net investment loss to average net assets(%)          (1.09)(6)         (0.89)
Portfolio turnover(%)                                             97               144

CLASS B SHARES PERIOD ENDED:                                10-31-01(1)       10-31-02
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.00             $7.12
Net investment loss(2)                                         (0.17)            (0.10)
Net realized and unrealized loss on investments                (2.71)            (2.43)
Total from investment operations                               (2.88)            (2.53)
Net asset value, end of period                                 $7.12             $4.59
Total return(3,4)(%)                                          (28.80)(5)        (35.53)
---------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $11                $5
Ratio of expenses to average net assets(%)                      2.20(6)           2.18
Ratio of adjusted expenses to average net assets(7)(%)          3.17(6)           2.81
Ratio of net investment loss to average net assets(%)          (1.80)(6)         (1.57)
Portfolio turnover(%)                                             97               144

CLASS C SHARES PERIOD ENDED:                                10-31-01(1)       10-31-02
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.00             $7.12
Net investment loss(2)                                         (0.17)            (0.10)
Net realized and unrealized loss on investments                (2.71)            (2.43)
Total from investment operations                               (2.88)            (2.53)
Net asset value, end of period                                 $7.12             $4.59
Total return(3,4)(%)                                          (28.80)(5)        (35.53)
---------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $4                $2
Ratio of expenses to average net assets(%)                      2.20(6)           2.20
Ratio of adjusted expenses to average net assets(7)(%)          3.17(6)           2.83
Ratio of net investment loss to average net assets(%)          (1.78)(6)         (1.59)
Portfolio turnover(%)                                             97               144

(1)   Class A, Class B and Class C shares began operations on 11-1-00.
(2)   Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the periods shown.

================================================================================

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the period ended October 31, 2001 and the year ended October 31, 2002, would have been (29.27%) and (35.64%) for Class A, (29.77%) and (36.16%) for Class B and (29.77%) and (36.16%) for Class
C, respectively.


                                                                 FUND DETAILS 47

Growth Trends Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                         10-31-00(1)        10-31-01        10-31-02
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.00              $9.54           $5.87
Net investment income (loss)(2)                                          0.01              (0.05)          (0.05)
Net realized and unrealized loss on investments                         (0.47)             (3.61)          (1.33)
Total from investment operations                                        (0.46)             (3.66)          (1.38)
Less distributions
From net investment income                                                 --              (0.01)             --
Net asset value, end of period                                          $9.54              $5.87           $4.49
Total return(3,4)(%)                                                    (4.60)(5)         (38.37)         (23.51)
-----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $86                $99             $65
Ratio of expenses to average net assets(%)                               1.65(6)            1.65            1.65
Ratio of adjusted expenses to average net assets(7)(%)                   1.75(6)            1.85            1.88
Ratio of net investment income (loss) to average net assets(%)           0.57(6)           (0.70)          (0.91)
Portfolio turnover(%)                                                      11                116              68

CLASS B SHARES PERIOD ENDED:                                         10-31-00(1)        10-31-01        10-31-02
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.00              $9.54           $5.83
Net investment loss(2)                                                     --(8)           (0.10)          (0.09)
Net realized and unrealized loss on investments                         (0.46)             (3.61)          (1.32)
Total from investment operations                                        (0.46)             (3.71)          (1.41)
Net asset value, end of period                                          $9.54              $5.83           $4.42
Total return(3,4)(%)                                                    (4.60)(5)         (38.89)         (24.19)
-----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $125               $161            $102
Ratio of expenses to average net assets(%)                               2.34(6)            2.35            2.35
Ratio of adjusted expenses to average net assets(7)(%)                   2.44(6)            2.55            2.58
Ratio of net investment loss to average net assets(%)                   (0.13)(6)          (1.40)          (1.61)
Portfolio turnover(%)                                                      11                116              68

CLASS C SHARES PERIOD ENDED:                                         10-31-00(1)        10-31-01        10-31-02
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.00              $9.54           $5.83
Net investment loss(2)                                                     --(8)           (0.10)          (0.09)
Net realized and unrealized loss on investments                         (0.46)             (3.61)          (1.32)
Total from investment operations                                        (0.46)             (3.71)          (1.41)
Net asset value, end of period                                          $9.54              $5.83           $4.42
Total return(3,4)(%)                                                    (4.60)(5)         (38.89)         (24.19)
-----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $53                $69             $42
Ratio of expenses to average net assets(%)                               2.34(6)            2.35            2.35
Ratio of adjusted expenses to average net assets(7)(%)                   2.44(6)            2.55            2.58
Ratio of net investment loss to average net assets(%)                   (0.13)(6)          (1.40)          (1.61)
Portfolio turnover(%)                                                      11                116              68

(1)   Class A, Class B and Class C shares began operations on 9-22-00.
(2)   Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8)   Less than $0.01 per share.

================================================================================

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the period ended October 31, 2000 for Class A, Class B and Class C would have been (4.61%), (4.61%) and (4.61%), respectively. For the years ended October 31, 2001 and 2002, the returns without expense reduction would have been (38.57%), (39.09%) and (39.09%) and (23.74%), (24.42%) and (24.42%) for Class A, Class B and Class C shares, respectively.


48 FUND DETAILS

Large Cap Equity Fund

Figures audited by Ernst & Young LLP.

CLASS A SHARES PERIOD ENDED:                                    12-31-98     12-31-99     12-31-00     12-31-01     12-31-02
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $19.32       $21.26       $27.02       $20.93       $19.10
Net investment income (loss)(1)                                     0.16         0.09(2)     (0.10)       (0.10)          --(3)
Net realized and unrealized gain (loss) on investments              2.85         7.80         0.07        (0.62)       (7.23)
Total from investment operations                                    3.01         7.89        (0.03)       (0.72)       (7.23)
Less distributions
From net investment income                                         (0.14)          --           --           --           --
From net realized gain                                             (0.93)       (2.13)       (6.06)       (1.11)       (0.02)
                                                                   (1.07)       (2.13)       (6.06)       (1.11)       (0.02)
Net asset value, end of period                                    $21.26       $27.02       $20.93       $19.10       $11.85
Total return(4)(%)                                                 15.95(5)     37.89        (2.93)       (3.36)      (37.83)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $421         $604         $774         $768         $365
Ratio of expenses to average net assets(%)                          1.16         1.17         1.14         1.23         1.28
Ratio of adjusted expenses to average net assets(6)(%)              1.18           --           --           --           --
Ratio of net investment income (loss) to average net assets(%)      0.79         0.40        (0.39)       (0.50)        0.02
Portfolio turnover(%)                                                 64          113          112           71          114

CLASS B SHARES PERIOD ENDED:                                    12-31-98     12-31-99     12-31-00     12-31-01     12-31-02
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $19.31       $21.20       $26.79       $20.52       $18.55
Net investment income (loss)(1)                                     0.01        (0.07)       (0.30)       (0.25)       (0.11)
Net realized and unrealized gain (loss) on investments              2.84         7.75         0.09        (0.61)       (7.00)
Total from investment operations                                    2.85         7.68        (0.21)       (0.86)       (7.11)
Less distributions
From net investment income                                         (0.03)          --           --           --           --
From net realized gain                                             (0.93)       (2.09)       (6.06)       (1.11)       (0.02)
                                                                   (0.96)       (2.09)       (6.06)       (1.11)       (0.02)
Net asset value, end of period                                    $21.20       $26.79       $20.52       $18.55       $11.42
Total return(4)(%)                                                 15.05(5)     36.95        (3.64)       (4.12)      (38.31)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $548         $768         $791         $718         $290
Ratio of expenses to average net assets(%)                          1.91         1.88         1.89         1.98         2.03
Ratio of adjusted expenses to average net assets(6)(%)              1.93           --           --           --           --
Ratio of net investment income (loss) to average net assets(%)      0.05        (0.31)       (1.13)       (1.25)       (0.74)
Portfolio turnover(%)                                                 64          113          112           71          114


                                                                 FUND DETAILS 49

CLASS C SHARES PERIOD ENDED:                                    12-31-98(7)  12-31-99     12-31-00     12-31-01     12-31-02
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $22.03       $21.20       $26.79       $20.52       $18.55
Net investment income (loss)(1)                                     0.03        (0.09)       (0.29)       (0.25)       (0.11)
Net realized and unrealized gain (loss) on investments              0.09         7.77         0.08        (0.61)       (7.00)
Total from investment operations                                    0.12         7.68        (0.21)       (0.86)       (7.11)
Less distributions
From net investment income                                         (0.02)          --           --           --           --
From net realized gain                                             (0.93)       (2.09)       (6.06)       (1.11)       (0.02)
                                                                   (0.95)       (2.09)       (6.06)       (1.11)       (0.02)
Net asset value, end of period                                    $21.20       $26.79       $20.52       $18.55       $11.42
Total return(4)(%)                                                  0.83(5,8)   36.94        (3.64)       (4.12)      (38.31)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $5          $13          $66         $120          $40
Ratio of expenses to average net assets(%)                          1.92(9)      1.92         1.89         1.98         2.03
Ratio of adjusted expenses to average net assets(6)(%)              1.94           --           --           --           --
Ratio of net investment income (loss) to average net assets(%)      0.28(9)     (0.40)       (1.14)       (1.25)       (0.75)
Portfolio turnover(%)                                                 64          113          112           71          114

(1)   Based on the average of the shares outstanding.
(2) Class A has net investment income because of its relatively lower class expenses, as compared to other share classes.
(3)   Less than $0.01 per share.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total return would have been lower had certain expenses not been reduced during the period shown.
(6) Does not take into consideration expense reductions during the period shown.
(7)   Class C shares began operations on 5-1-98.
(8)   Not annualized.
(9)   Annualized.


50 FUND DETAILS

Large Cap Growth Fund

Figures audited by Ernst & Young LLP.

CLASS A SHARES PERIOD ENDED:                                    10-31-98     10-31-99     10-31-00     10-31-01     10-31-02
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $24.37       $22.27       $25.04       $20.73       $10.38
Net investment loss(1)                                             (0.11)       (0.17)       (0.23)       (0.13)       (0.10)
Net realized and unrealized gain (loss) on investments              2.17         5.65        (1.48)       (9.42)       (2.14)
Total from investment operations                                    2.06         5.48        (1.71)       (9.55)       (2.24)
Less distributions
From net realized gain                                             (4.16)       (2.71)       (2.60)       (0.80)          --
Net asset value, end of period                                    $22.27       $25.04       $20.73       $10.38        $8.14
Total return(2)(%)                                                  9.80        27.58        (8.15)      (47.77)      (21.58)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $382         $484         $421         $209         $140
Ratio of expenses to average net assets(%)                          1.40         1.35         1.36         1.59         1.75
Ratio of net investment loss to average net assets(%)              (0.50)       (0.70)       (0.97)       (0.99)       (0.96)
Portfolio turnover(%)                                                153(3)       183          162          131          228

CLASS B SHARES PERIOD ENDED:                                    10-31-98     10-31-99     10-31-00     10-31-01     10-31-02
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $23.70       $21.38       $23.74       $19.40        $9.62
Net investment loss(1)                                             (0.25)       (0.31)       (0.37)       (0.21)       (0.15)
Net realized and unrealized gain (loss) on investments              2.09         5.38        (1.37)       (8.77)       (1.98)
Total from investment operations                                    1.84         5.07        (1.74)       (8.98)       (2.13)
Less distributions
From net realized gain                                             (4.16)       (2.71)       (2.60)       (0.80)          --
Net asset value, end of period                                    $21.38       $23.74       $19.40        $9.62        $7.49
Total return(2)(%)                                                  9.04        26.70        (8.79)      (48.12)      (22.14)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $217         $312         $239          $88          $51
Ratio of expenses to average net assets(%)                          2.08         2.02         2.05         2.24         2.45
Ratio of net investment loss to average net assets(%)              (1.16)       (1.37)       (1.66)       (1.65)       (1.66)
Portfolio turnover(%)                                                153(3)       183          162          131         2.28

CLASS C SHARES PERIOD ENDED:                                   10-31-98 (4)  10-31-99     10-31-00     10-31-01     10-31-02
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $21.43       $21.37       $23.73       $19.39        $9.61
Net investment loss(1)                                             (0.10)       (0.31)       (0.37)       (0.20)       (0.15)
Net realized and unrealized gain (loss) on investments              0.04         5.38        (1.37)       (8.78)       (1.97)
Total from investment operations                                   (0.06)        5.07        (1.74)       (8.98)       (2.12)
Less distributions
From net realized gain                                                --        (2.71)       (2.60)       (0.80)          --
Net asset value, end of period                                    $21.37       $23.73       $19.39        $9.61        $7.49
Total return(2)(%)                                                 (0.28)(5)    26.72        (8.80)      (48.15)      (22.06)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $1           $1           $3           $4           $3
Ratio of expenses to average net assets(%)                         $2.10(6)      2.05         2.06         2.29         2.45
Ratio of net investment loss to average net assets(%)              (1.14)(6)    (1.36)       (1.71)       (1.68)       (1.66)
Portfolio turnover(%)                                                153(3)       183          162          131          228

(1)   Based on the average of the shares outstanding.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Excludes merger activity.
(4)   Class C shares began operations on 6-1-98.
(5)   Not annualized.
(6)   Annualized.


                                                                 FUND DETAILS 51

Large Cap Spectrum Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                       10-31-02(1)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
Net investment loss(2)                                                   --(3)
Net realized and unrealized loss on investments                       (2.33)
Total from investment operations                                      (2.33)
Net asset value, end of period                                        $7.67
Total return(4,5)(%)                                                 (23.30)(6)
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $6
Ratio of expenses to average net assets(%)                             1.50(7)
Ratio of adjusted expenses to average net assets(8)(%)                 2.40(7)
Ratio of net investment loss to average net assets(%)                    --(7)
Portfolio turnover(%)                                                    70

CLASS B SHARES PERIOD ENDED:                                       10-31-02(1)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
Net investment loss(2)                                                (0.04)
Net realized and unrealized loss on investments                       (2.32)
Total from investment operations                                      (2.36)
Net asset value, end of period                                        $7.64
Total return(4,5)(%)                                                 (23.60)(6)
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $8
Ratio of expenses to average net assets(%)                             2.20(7)
Ratio of adjusted expenses to average net assets(8)(%)                 3.10(7)
Ratio of net investment loss to average net assets(%)                 (0.69)(7)
Portfolio turnover(%)                                                    70

CLASS C SHARES PERIOD ENDED:                                       10-31-02(1)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
Net investment loss(2)                                                (0.04)
Net realized and unrealized loss on investments                       (2.32)
Total from investment operations                                      (2.36)
Net asset value, end of period                                        $7.64
Total return(3,4)(%)                                                 (23.60)(6)
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $6
Ratio of expenses to average net assets(%)                             2.20(7)
Ratio of adjusted expenses to average net assets(8)(%)                 3.10(7)
Ratio of net investment loss to average net assets(%)                 (0.69)(7)
Portfolio turnover(%)                                                    70

(1)   Class A, Class B and Class C shares began operations on 2-25-02.
(2)   Based on the average of the shares outstanding.
(3)   Less than $0.01 per share.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6)   Not annualized.
(7)   Annualized.
(8) Does not take into consideration expense reductions during the periods shown.

================================================================================

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for Class A, Class B and Class C for the period ended October 31, 2002 would have been (23.91%), (24.21%) and (24.21%), respectively.


52 FUND DETAILS

Mid Cap Growth Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                    10-31-98     10-31-99     10-31-00     10-31-01     10-31-02
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $11.40        $9.11       $12.85       $16.03        $7.66
Net investment loss(1)                                             (0.09)       (0.12)       (0.17)       (0.12)       (0.11)
Net realized and unrealized gain (loss) on investments             (0.89)        3.86         4.23        (7.48)       (1.08)
Total from investment operations                                   (0.98)        3.74         4.06        (7.60)       (1.19)
Less distributions
From net realized gain                                             (1.31)          --        (0.88)       (0.77)          --
Net asset value, end of period                                     $9.11       $12.85       $16.03        $7.66        $6.47
Total return(2)(%)                                                 (9.40)       41.05        33.26       (49.87)      (15.54)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $101         $112         $176          $85          $85
Ratio of expenses to average net assets(%)                          1.59         1.60         1.46         1.63         1.89
Ratio of net investment loss to average net assets(%)              (0.86)       (1.14)       (1.08)       (1.13)       (1.52)
Portfolio turnover(%)                                                168          153          146          211          267

CLASS B SHARES PERIOD ENDED:                                    10-31-98     10-31-99     10-31-00     10-31-01     10-31-02
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $11.03        $8.72       $12.22       $15.08        $7.13
Net investment loss(1)                                             (0.15)       (0.18)       (0.27)       (0.18)       (0.16)
Net realized and unrealized gain (loss) on investments             (0.85)        3.68         4.01        (7.00)       (0.99)
Total from investment operations                                   (1.00)        3.50         3.74        (7.18)       (1.15)
Less distributions
From net realized gain                                             (1.31)          --        (0.88)       (0.77)          --
Net asset value, end of period                                     $8.72       $12.22       $15.08        $7.13        $5.98
Total return(2)(%)                                                 (9.97)       40.14        32.30       (50.24)      (16.13)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $134         $146         $241         $101          $46
Ratio of expenses to average net assets(%)                          2.27         2.23         2.16         2.33         2.56
Ratio of net investment loss to average net assets(%)              (1.54)       (1.77)       (1.78)       (1.83)       (2.20)
Portfolio turnover(%)                                                168          153          146          211          267

CLASS C SHARES PERIOD ENDED:                                    10-31-98(3)  10-31-99     10-31-00     10-31-01     10-31-02
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $9.99        $8.72       $12.21       $15.07        $7.13
Net investment loss(1)                                             (0.06)       (0.19)       (0.27)       (0.18)       (0.16)
Net realized and unrealized gain (loss) on investments             (1.21)        3.68         4.01        (6.99)       (0.98)
Total from investment operations                                   (1.27)        3.49         3.74        (7.17)       (1.14)
Less distributions
From net realized gain                                                --           --        (0.88)       (0.77)          --
Net asset value, end of period                                     $8.72       $12.21       $15.07        $7.13        $5.99
Total return(2)(%)                                                 12.71(4)     40.02        32.32       (50.21)      (15.99)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               --(5)        --(5)        $5           $3           $2
Ratio of expenses to average net assets(%)                          2.29(6)      2.30         2.16         2.33         2.58
Ratio of net investment loss to average net assets(%)              (1.66)(6)    (1.82)       (1.80)       (1.83)       (2.21)
Portfolio turnover(%)                                                168          153          146          211          267

(1)   Based on the average of the shares outstanding.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Class C shares began operations on 6-1-98.
(4)   Not annualized.
(5)   Less than $500,000.
(6)   Annualized.


                                                                 FUND DETAILS 53

Multi Cap Growth Fund

Figures audited by PricewaterhouseCoopers LLP.

CLASS A SHARES PERIOD ENDED:                                10-31-01(1)       10-31-02
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.00             $6.78
Net investment loss(2)                                         (0.05)            (0.06)
Net realized and unrealized loss on investments                (3.17)            (0.91)
Total from investment operations                               (3.22)            (0.97)
Less distributions
From net investment income                                        --             (0.10)
Net asset value, end of period                                 $6.78             $5.71
Total return(3,4)(%)                                          (32.20)(5)        (14.24)
---------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $2                $2
Ratio of expenses to average net assets(%)                      1.40(6)           1.40
Ratio of adjusted expenses to average net assets(7)(%)          6.03(6)           4.05
Ratio of net investment loss to average net assets(%)          (0.80)(6)         (0.96)
Portfolio turnover(%)                                            106               103

CLASS B SHARES PERIOD ENDED:                                10-31-01(1)       10-31-02
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.00             $6.74
Net investment loss(2)                                         (0.10)            (0.11)
Net realized and unrealized loss on investments                (3.16)            (0.89)
Total from investment operations                               (3.26)            (1.00)
Less distributions
From net investment income                                        --             (0.06)
Net asset value, end of period                                 $6.74             $5.68
Total return(3,4)(%)                                          (32.60)(5)        (14.80)
---------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $1                $1
Ratio of expenses to average net assets(%)                      2.10(6)           2.10
Ratio of adjusted expenses to average net assets(7)(%)          6.73(6)           4.75
Ratio of net investment loss to average net assets(%)          (1.57)(6)         (1.66)
Portfolio turnover(%)                                            106               103

CLASS C SHARES PERIOD ENDED:                                10-31-01(1)        10-31-02
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.00             $6.74
Net investment loss(2)                                         (0.10)            (0.11)
Net realized and unrealized loss on investments                (3.16)            (0.89)
Total from investment operations                               (3.26)            (1.00)
Less distributions
From net investment income                                        --             (0.06)
Net asset value, end of period                                 $6.74             $5.68
Total return(3,4)(%)                                          (32.60)(5)        (14.79)
---------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $1                $1
Ratio of expenses to average net assets(%)                      2.10(6)           2.09
Ratio of adjusted expenses to average net assets(7)(%)          6.72(6)           4.74
Ratio of net investment loss to average net assets(%)          (1.56)(6)         (1.65)
Portfolio turnover(%)                                            106               103

(1)   Class A, Class B and Class C shares began operations on 12-1-00.
(2)   Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the periods shown.

================================================================================

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the period ended October 31, 2001 and the year ended October 31, 2002, would have been (36.45%) and (16.89%) for Class A, (36.85%) and (17.45%) for Class B and (36.84%) and (17.44%) for Class
C, respectively.


54 FUND DETAILS

Small Cap Equity Fund

Figures audited by Ernst & Young LLP.

CLASS A SHARES PERIOD ENDED:                 12-31-97       10-31-98(1)      10-31-99       10-31-00    10-31-01    10-31-02
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $10.32         $12.27           $10.82         $17.27      $22.07      $16.59
Net investment income (loss)(2)                  0.06           0.02            (0.09)         (0.18)      (0.18)      (0.16)
Net realized and unrealized gain (loss)
 on investments                                  2.52          (1.47)            6.67           6.35       (3.49)      (4.83)
Total from investment operations                 2.58          (1.45)            6.58           6.17       (3.67)      (4.99)
Less distributions
From net investment income                      (0.03)            --               --             --          --          --
From net realized gain                          (0.60)            --            (0.13)         (1.37)      (1.81)      (0.17)
                                                (0.63)            --            (0.13)         (1.37)      (1.81)      (0.17)
Net asset value, end of period                 $12.27         $10.82           $17.27         $22.07      $16.59      $11.43
Total return(3)(%)                              25.25(4)      (11.82)(4,5)      61.39(4)       37.75      (18.02)     (30.44)(4)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)           $21            $23              $52           $276        $353        $201
Ratio of expenses to average net assets(%)       0.99           1.01(6)          1.39           1.36        1.35        1.58
Ratio of adjusted expenses to average net
 assets(7)(%)                                    1.59           1.62(6)          1.54             --          --          --
Ratio of net investment income (loss) to
 average net assets(%)                           0.47           0.25(6)         (0.67)         (0.77)      (0.95)      (1.00)
Portfolio turnover(%)                             140             69              140             36          66          44

CLASS B SHARES PERIOD ENDED:                 12-31-97       10-31-98         10-31-99       10-31-00    10-31-01    10-31-02
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $10.31         $12.21           $10.71         $16.98      $21.51      $16.02
Net investment loss(2)                          (0.03)         (0.04)           (0.18)         (0.31)      (0.31)      (0.26)
Net realized and unrealized gain (loss)
 on investments                                  2.53          (1.46)            6.58           6.21       (3.37)      (4.63)
Total from investment operations                 2.50          (1.50)            6.40           5.90       (3.68)      (4.89)
Less distributions
From net realized gain                          (0.60)            --            (0.13)         (1.37)      (1.81)      (0.17)
Net asset value, end of period                 $12.21         $10.71           $16.98         $21.51      $16.02      $10.96
Total return(3)(%)                              24.41(4)      (12.29)(4,5)      60.33(4)       36.73      (18.58)     (30.90)(4)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)           $35            $31              $75           $249        $288        $175
Ratio of expenses to average net assets(%)       1.69           1.71(6)          2.06           2.06        2.05        2.28
Ratio of adjusted expenses to average
 net assets(7)(%)                                2.29           2.32(6)          2.21             --          --          --
Ratio of net investment loss to average
 net assets(%)                                  (0.24)         (0.45)(6)        (1.34)         (1.38)      (1.65)      (1.70)
Portfolio turnover(%)                             140             69              140             36          66          44


                                                                 FUND DETAILS 55

Small Cap Equity Fund continued

CLASS C SHARES PERIOD ENDED:                          10-31-98(8)       10-31-99        10-31-00     10-31-01     10-31-02
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $13.39            $10.71          $16.97       $21.51       $16.02
Net investment loss(2)                                   (0.03)            (0.19)          (0.34)       (0.30)       (0.26)
Net realized and unrealized gain (loss)
 on investments                                          (2.65)             6.58            6.25        (3.38)       (4.63)
Total from investment operations                         (2.68)             6.39            5.91        (3.68)       (4.89)
Less distributions
From net realized gain                                      --             (0.13)          (1.37)       (1.81)       (0.17)
Net asset value, end of period                          $10.71            $16.97          $21.51       $16.02       $10.96
Total return(3)(%)                                      (20.01)(4,5)       60.24(4)        36.82       (18.58)      (30.90)(4)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     --(9)             $4             $49          $96          $63
Ratio of expenses to average net assets(%)                1.71(6)           2.09            2.07         2.05         2.28
Ratio of adjusted expenses to average
 net assets(7)(%)                                         2.32(6)           2.25              --           --           --
Ratio of net investment loss to average
 net assets(%)                                           (0.54)(6)         (1.43)          (1.50)       (1.62)       (1.70)
Portfolio turnover(%)                                       69               140              36           66           44

(1) Effective 10-31-98, the fiscal year end changed from December 31 to October 31.
(2)   Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total return would have been lower had certain expenses not been reduced during the periods shown.
(5)   Not annualized.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8)   Class C shares began operations on 5-1-98.
(9)   Less than $500,000.

================================================================================

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the year or period ended December 31, 1997, and October 31, 1998 and 1999 would have been 24.65%, (12.43%) and
61.24% for Class A; 23.81%, (12.90%) and 60.18% for Class B; and for Class C for the period or year ended October 31, 1998 and 1999 would have been 20.32% and 60.08%, respectively.


56 FUND DETAILS

Small Cap Growth Fund

Figures audited by Ernst & Young LLP.

CLASS A SHARES PERIOD ENDED:                                  10-31-98(1)      10-31-99     10-31-00        10-31-01     10-31-02
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $12.35           $8.41       $12.65          $13.70        $8.54
Net investment loss(2)                                            (0.08)          (0.12)       (0.14)          (0.09)       (0.09)
Net realized and unrealized gain (loss) on investments            (1.34)           4.59         2.70           (4.51)       (1.67)
Total from investment operations                                  (1.42)           4.47         2.56           (4.60)       (1.76)
Less distributions
From net realized gain                                            (2.52)          (0.23)       (1.51)          (0.56)          --
Net asset value, end of period                                    $8.41          $12.65       $13.70           $8.54        $6.78
Total return(3)(%)                                               (14.14)          54.41        21.69          (35.04)      (20.61)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $180            $267       $1,000            $684         $553
Ratio of expenses to average net assets(%)                         1.37            1.34         1.28            1.41         1.50
Ratio of net investment loss to average net assets(%)             (1.02)          (1.17)       (0.88)          (0.85)       (1.10)
Portfolio turnover(%)                                               103             104          104(4)           82           64

CLASS B SHARES PERIOD ENDED:                                  10-31-98(1)      10-31-99     10-31-00        10-31-01     10-31-02
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.72           $7.81       $11.64          $12.38        $7.62
Net investment loss(2)                                            (0.15)          (0.18)       (0.23)          (0.15)       (0.14)
Net realized and unrealized gain (loss) on investments            (1.24)           4.24         2.48           (4.05)       (1.48)
Total from investment operations                                  (1.39)           4.06         2.25           (4.20)       (1.62)
Less distributions
From net realized gain                                            (2.52)          (0.23)       (1.51)          (0.56)          --
Net asset value, end of period                                    $7.81          $11.64       $12.38           $7.62        $6.00
Total return(3)(%)                                               (14.80)          53.31        20.79          (35.57)      (21.26)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $362            $478         $949            $457         $261
Ratio of expenses to average net assets(%)                         2.08            2.03         2.03            2.16         2.25
Ratio of net investment loss to average net assets(%)             (1.73)          (1.87)       (1.62)          (1.59)       (1.85)
Portfolio turnover(%)                                               103             104          104(4)           82           64

CLASS C SHARES PERIOD ENDED:                                   10-31-98(5)     10-31-99     10-31-00        10-31-01     10-31-02
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $8.96           $7.81       $11.62          $12.36        $7.61
Net investment loss(2)                                            (0.03)          (0.19)       (0.22)          (0.15)       (0.14)
Net realized and unrealized gain (loss) on investments            (1.12)           4.23         2.47           (4.04)       (1.47)
Total from investment operations                                  (1.15)           4.04         2.25           (4.19)       (1.61)
Less distributions
From net realized gain                                               --           (0.23)       (1.51)          (0.56)          --
Net asset value, end of period                                    $7.81          $11.62       $12.36           $7.61        $6.00
Total return(3)(%)                                               (12.83)(6)       53.05        20.83          (35.54)      (21.16)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              --(7)           $4          $33             $24          $23
Ratio of expenses to average net assets(%)                         2.12(8)         2.09         2.02            2.16         2.25
Ratio of net investment loss to average net assets(%)             (1.86)(8)       (1.94)       (1.62)          (1.59)       (1.85)
Portfolio turnover(%)                                               103             104          104(4)           82           64

(1) All per share amounts and net asset values have been restated to reflect the 4-for-1 stock split effective 5-1-98.
(2)   Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Excludes merger activity.
(5)   Class C shares began operations on 6-1-98
(6)   Not annualized.
(7)   Less than $500,000.
(8)   Annualized.


                                                                 FUND DETAILS 57

Sovereign Investors Fund

Figures audited by Ernst & Young LLP.

CLASS A SHARES PERIOD ENDED:                                    12-31-98     12-31-99     12-31-00     12-31-01(1)  12-31-02(1)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $22.41       $24.23       $24.51       $23.35       $19.88
Net investment income(2)                                            0.31         0.30         0.33         0.32         0.24
Net realized and unrealized gain (loss) on investments              3.11         1.11         0.61        (1.77)       (3.94)
Total from investment operations                                    3.42         1.41         0.94        (1.45)       (3.70)
Less distributions
From net investment income                                         (0.31)       (0.35)       (0.33)       (0.37)       (0.25)
From net realized gain                                             (1.29)       (0.78)       (1.77)       (1.65)       (0.12)
                                                                   (1.60)       (1.13)       (2.10)       (2.02)       (0.37)
Net asset value, end of period                                    $24.23       $24.51       $23.35       $19.88       $15.81
Total return(3)(%)                                                 15.62         5.91         4.10        (6.06)      (18.68)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $1,884       $1,788       $1,446       $1,217         $908
Ratio of expenses to average net assets(%)                          1.03         1.05         1.08         1.10         1.17
Ratio of net investment income to average net assets(%)             1.33         1.21         1.44         1.50         1.36
Portfolio turnover(%)                                                 51           64           46           76           85

CLASS B SHARES PERIOD ENDED:                                    12-31-98     12-31-99     12-31-00     12-31-01(1)  12-31-02
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $22.38       $24.20       $24.48       $23.31       $19.86
Net investment income(2)                                            0.14         0.13         0.17         0.17         0.12
Net realized and unrealized gain (loss) on investments              3.11         1.11         0.60        (1.76)       (3.94)
Total from investment operations                                    3.25         1.24         0.77        (1.59)       (3.82)
Less distributions
From net investment income                                         (0.14)       (0.18)       (0.17)       (0.21)       (0.13)
From net realized gain                                             (1.29)       (0.78)       (1.77)       (1.65)       (0.12)
                                                                   (1.43)       (0.96)       (1.94)       (1.86)       (0.25)
Net asset value, end of period                                    $24.20       $24.48       $23.31       $19.86       $15.79
Total return(3)(%)                                                 14.79         5.20         3.32        (6.66)      (19.29)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $790         $820         $663         $551         $328
Ratio of expenses to average net assets(%)                          1.79         1.73         1.78         1.80         1.87
Ratio of net investment income to average net assets(%)             0.58         0.54         0.75         0.80         0.65
Portfolio turnover(%)                                                 51           64           46           76           85


58 FUND DETAILS

CLASS C SHARES PERIOD ENDED:                                    12-31-98(4)     12-31-99     12-31-00     12-31-01(1)  12-31-02
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $24.43          $24.22       $24.50       $23.33       $19.88
Net investment income(2)                                            0.13            0.13         0.18         0.17         0.12
Net realized and unrealized gain (loss) on investments              1.07            1.10         0.59        (1.76)       (3.94)
Total from investment operations                                    1.20            1.23         0.77        (1.59)       (3.82)
Less distributions
From net investment income                                         (0.12)          (0.17)       (0.17)       (0.21)       (0.13)
From net realized gain                                             (1.29)          (0.78)       (1.77)       (1.65)       (0.12)
                                                                   (1.41)          (0.95)       (1.94)       (1.86)       (0.25)
Net asset value, end of period                                    $24.22          $24.50       $23.33       $19.88       $15.81
Total return(3)(%)                                                  5.18(5)         5.17         3.32        (6.66)      (19.27)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                               $5             $11          $12          $17          $24
Ratio of expenses to average net assets(%)                          1.67(6)         1.75         1.79         1.80         1.87
Ratio of net investment income to average net assets(%)             0.84(6)         0.51         0.76         0.82         0.67
Portfolio turnover(%)                                                 51              64           46           76           85

(1) As required, effective January 1, 2002, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.53%, 0.83% and 0.85% for Class A, Class B and Class C shares, respectively. The effect of this change on per share amounts for the year ended December 31, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 1.43%, 0.72% and 0.74% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2)   Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Class C shares began operations on 5-1-98.
(5)   Not annualized.
(6)   Annualized.


                                                                 FUND DETAILS 59

U.S. Global Leaders Growth Fund

Figures audited by Ernst & Young LLP.

CLASS A SHARES PERIOD ENDED:                        6-30-98        6-30-99     6-30-00     6-30-01    6-30-02(1)     12-31-02(2)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $16.29         $22.35      $25.65      $26.37      $24.98         $24.03
Net investment loss(3)                                (0.07)         (0.13)      (0.07)      (0.14)      (0.09)          0.01
Net realized and unrealized gain (loss) on
 investments                                           6.13           3.43        0.79       (1.25)      (0.86)         (2.47)
Total from investment operations                       6.06           3.30        0.72       (1.39)      (0.95)         (2.46)
Net asset value, end of period                       $22.35         $25.65      $26.37      $24.98      $24.03         $21.57
Total return(4)(%)                                    37.20(5)       14.77        2.81       (5.27)      (3.80)(5)     (10.24)(5,6)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                 $89           $129         $87         $81        $150           $237
Ratio of expenses to average net assets(%)             1.42           1.31        1.31        1.38        1.37           1.27(7)
Ratio of adjusted expenses to average net
 assets(8)(%)                                          1.43             --          --          --        1.40           1.36(7)
Ratio of net investment income (loss) to
 average net assets(%)                                (0.66)         (0.66)      (0.23)      (0.54)      (0.36)          0.07(7)
Portfolio turnover rate(%)                                4             14          25           3           3              1

CLASS B SHARES PERIOD ENDED:                                 6-30-02(1,9)     12-31-02(2)
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $25.81            $24.01
Net investment loss(3)                                         (0.02)            (0.07)
Net realized and unrealized loss on investments                (1.78)            (2.47)
Total from investment operations                               (1.80)            (2.54)
Net asset value, end of period                                $24.01            $21.47
Total return(4,5)(%)                                           (6.97)(6)        (10.58)(6)
------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                          $12               $73
Ratio of expenses to average net assets(%)                      2.13(7)           2.02(7)
Ratio of adjusted expenses to average net assets(8)(%)          2.39(7)           2.11(7)
Ratio of net investment loss to average net assets(%)          (0.93)(7)         (0.67)(7)
Portfolio turnover(%)                                              3                 1

CLASS C SHARES PERIOD ENDED:                                 6-30-02(1,9)     12-31-02(2)
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $25.81            $24.01
Net investment loss(3)                                         (0.02)            (0.07)
Net realized and unrealized loss on investments                (1.78)            (2.47)
Total from investment operations                               (1.80)            (2.54)
Net asset value, end of period                                $24.01            $21.47
Total return(4,5)(%)                                           (6.97)(6)        (10.58)(6)
------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                           $6               $49
Ratio of expenses to average net assets(%)                      2.12(7)           2.00(7)
Ratio of adjusted expenses to average net assets(8)(%)          2.38(7)           2.11(7)
Ratio of net investment loss to average net assets(%)          (0.96)(7)         (0.67)(7)
Portfolio turnover(%)                                              3                 1

(1) Effective May 17, 2002, shareholders of the former U.S. Global Leaders Growth Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund. Additionally, the accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.
(2) Effective August 24, 2002, the fiscal period end changed from June 30 to December 31.
(3)   Based on the average of the shares outstanding.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6)   Not annualized.
(7)   Annualized.
(8) Does not take into consideration expense reductions during the periods shown.
(9)   Class B and Class C shares began operations on 5-20-02.

================================================================================

The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for Class A, Class B and Class C for the period ended June 30, 2002 and December 31, 2002 would have been (3.83%) and (10.29%), (7.00%) and (7.02%) and (7.00%) and (7.02%), respectively.


60 FUND DETAILS

For more information

Two documents are available that offer further information on John Hancock equity funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2003 JOHN HANCOCK FUNDS, LLC                                       EQTPN 3/03


[LOGO](R)                                                          -------------
                                                                     PRSRT STD
John Hancock Funds, LLC                                            U.S. POSTAGE
MEMBER NASD                                                           P A I D
101 Huntington Avenue                                               BOSTON, MA
Boston, MA 02199-7603                                              PERMIT NO. 11
                                                                   -------------

www.jhfunds.com

                       JOHN HANCOCK LARGE CAP GROWTH FUND

                       Class A, Class B and Class C Shares

                       Statement of Additional Information


                                  March 1, 2003


This Statement of Additional Information provides information about John Hancock Large Cap Growth Fund (the "Fund") in addition to the information that is contained in the combined Equity Funds' current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust III (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page

Organization of the Fund..................................................     2
Investment Objective and Policies.........................................     2
Investment Restrictions...................................................    14
Those Responsible for Management..........................................    17
Investment Advisory and Other Services....................................    24
Distribution Contracts....................................................    27
Sales Compensation........................................................    29
Net Asset Value...........................................................    31
Initial Sales Charge on Class A and Class C Shares........................    31
Deferred Sales Charge on Class B and Class C Shares.......................    34
Special Redemptions.......................................................    39
Additional Services and Programs..........................................    39
Purchases and Redemptions Through Third Parties...........................    41
Description of the Fund's Shares..........................................    41
Tax Status................................................................    43
Calculation of Performance................................................    48
Brokerage Allocation......................................................    51
Transfer Agent  Services..................................................    54
Custody of Portfolio......................................................    54
Independent Auditors......................................................    54
Appendix A - Description of Investment Risk...............................   A-1
Appendix B - Description of Bond Ratings..................................   B-1
Financial Statements......................................................   F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in 1984 under the laws of The Commonwealth of Massachusetts. Prior to July 1996, the Fund was a series of John Hancock Capital Series. Prior to June 1, 1999, the Fund was called John Hancock Growth Fund.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to seek long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its Assets in stocks of large-capitalization companies - companies in the capitalization range of the Russell Top 200 Growth Index.

With respect to the Fund's investment policy of investing at least 80% of its Assets in large capitalization companies, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

The Fund invests principally in common stocks (and in securities convertible into or with rights to purchase common stocks) of companies which the Fund's management believes offer outstanding growth potential over both the intermediate and long term. The Fund generally invests in a diversified portfolio of U.S. companies. The Fund has tended to emphasize, or overweight, certain sectors such as health care, technology or consumer goods. These weightings may change in the future.

In choosing individual stocks, the managers use fundamental financial analysis to identify companies with:

o    Strong cash flows
o    Secure market franchises
o    Sales growth that outpaces their industries

The management team uses various means to assess the depth and stability of companies' senior management, including interviews and company visits. The fund favors companies for which the managers project an above average growth rate.

When management believes that current market or economic conditions warrant, the Fund temporarily may retain cash or invest in preferred stock, nonconvertible bonds or other fixed-income securities. Fixed income securities in the Fund's portfolio will generally be rated at least BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investor's Service, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. The Fund may, however, invest up to 5% of its net assets in lower rated securities, commonly known as "junk bonds".

In abnormal circumstances, such as situations where the Fund experiences unusually large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political or other conditions, the Fund may temporarily invest extensively in investment-grade short-term securities, cash and cash equivalents.

Lower Rated High Yield Debt Obligations. The Fund may invest in debt securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") and unrated securities deemed of equivalent quality by the Adviser. These securities are speculative to a high degree and often have very poor prospects of attaining real investment standing. Lower rated securities are generally referred to as junk bonds. No more than 5% of the Fund's net assets, however, will be invested in securities rated lower than BBB by S&P or Baa by Moody's. In addition, no more than 5% of the Fund's net assets may be invested in securities rated BBB or Baa and unrated securities deemed of equivalent quality. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations. The market prices of zero coupon bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated, or its rating may be reduced below minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments In Foreign Securities. The Fund may invest up to 15% of its total assets in securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information in the U.S.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Sub-Adviser.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks in Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers of the are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, interest and in some cases, capital gains payable on certain Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4 (2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid securities. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments [or currencies] for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in a short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possesses volatility characteristics similar to those being hedged. To effect such transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced the Fund is required to pay to the lender an accrued interest and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or liquid securities of any type of maturity equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or liquid securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the Fund's gross income in order for the Fund to qualify as a regulated investment company under the Code for that year.

The Fund does not intend to enter into short sale (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds 5% of the value of the Fund's assets. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

8. With respect to 75% of the fund's total assets, the fund may not invest more than 5% of the fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.

     In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized by cash or securities of the U.S. Government or its agencies or instrumentalities, and the Fund's custodian must take possession of the collateral either physically or in book entry form. Any cash collateral will consist of short-term high quality debt instruments. Securities used as collateral must be marked to market daily.

Non-fundamental Investment Restrictions

The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) Purchase securities on margin or make short sales, except in connection with arbitrage transactions, or unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(b) Invest for the purpose of exercising control over or management of any company.

(c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one such investment company.

(d)  Invest more than 15% of its net assets in illiquid securities.

(e) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").


------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of
                                                                                                             John
                                                                                                             Hancock
                             Position(s)   Trustee/                                                          Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other Directorships       Overseen by
And Age                      Fund          since(2)    During Past 5 Years                                   Trustee
------------------------------------------------------------------------------------------------------------------------
Independent Trustees

------------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz          Trustee       1998        Professor of Law, Emeritus, Boston University         31
Born:  1931                                            School of Law (as of 1996); Director, Brookline
                                                       Bancorp.

------------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee       1978        President and Chief Executive Officer, Brookline      31
Born:  1935                                            Bancorp., Inc. (lending) (since 1972); Chairman and
                                                       Director, Lumber Insurance Co. (insurance) (until
                                                       2000); Chairman and Director, Northeast Retirement
                                                       Services, Inc. (retirement administration) (since
                                                       1998).

------------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee       1991        Vice President, Senior Banker and Senior Credit       31
Born:  1933                                            Officer, Citibank, N.A. (banking) (retired 1991);
                                                       Executive Vice President, Citadel Group
                                                       Representatives, Inc.(financial reinsurance);
                                                       Director, Hudson City Bancorp (banking); Trustee,
                                                       Scholarship Fund for Inner City Children (since
                                                       1986).

------------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee       1996        President, Farrell, Healer & Co., Inc., (venture      31
Born:  1932                                            capital management firm)(since 1980) and General
                                                       Partner of the Venture Capital Fund of NE;
                                                       Trustee, Marblehead Savings Bank (since 1994).
                                                       Prior to 1980, headed the venture capital group at
                                                       Bank of Boston Corporation.

------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of
                                                                                                             John
                                                                                                             Hancock
                             Position(s)   Trustee/                                                          Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other Directorships       Overseen by
And Age                      Fund          since(2)    During Past 5 Years                                   Trustee
------------------------------------------------------------------------------------------------------------------------
William F. Glavin            Trustee       1996        President Emeritus, Babson College (as of 1998);      31
Born:  1932                                            Vice Chairman, Xerox Corporation (until 1989);
                                                       Director, Reebok, Inc. (until 2002) and Inco
                                                       Ltd. (until 2002).

------------------------------------------------------------------------------------------------------------------------
John A. Moore                Trustee       1996        President and Chief Executive Officer, Institute      39
Born:  1939                                            for Evaluating Health Risks, (nonprofit
                                                       institution) (until 2001); Senior Scientist,
                                                       Sciences International (health research)(since
                                                       1998); Principal, Hollyhouse (consulting)(since
                                                       2000); Director, CIIT(nonprofit research) (since
                                                       2002).

------------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson        Trustee       1995        Executive Director, Council for International         39
Born:  1943                                            Exchange of Scholars (since 1998); Vice
                                                       President, Institute of International Education
                                                       (since 1998); Senior Fellow, Cornell Institute
                                                       of Public Affairs, Cornell University (until
                                                       1997); President Emerita of Wells College and
                                                       St. Lawrence University; Director, Niagara
                                                       Mohawk Power Corporation (electric utility).

------------------------------------------------------------------------------------------------------------------------
John W. Pratt                Trustee       1996        Professor of Business Administration Emeritus,        31
Born:  1931                                            Harvard University Graduate School of Business
                                                       Administration (as of 1998).
------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of
                                                                                                             John
                                                                                                             Hancock
                             Position(s)   Trustee/                                                          Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other Directorships       Overseen by
And Age                      Fund          since(2)    During Past 5 Years                                   Trustee
------------------------------------------------------------------------------------------------------------------------
Interested Trustees

------------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)         Trustee       2001        Executive Vice President and Chief Investment          61
Born:  1948                                            Officer, John Hancock Financial Services, Inc.;
                                                       Director, Executive Vice President and Chief
                                                       Investment Officer, John Hancock Life Insurance
                                                       Company; Chairman of the Committee of Finance of
                                                       John Hancock Life Insurance Company; Director,
                                                       John Hancock Subsidiaries, LLC, Hancock Natural
                                                       Resource Group, Independence Investment LLC,
                                                       Independence Fixed Income LLC, John Hancock
                                                       Advisers, LLC (the "Adviser") and The Berkeley
                                                       Financial Group, LLC ("The Berkeley Group"), John
                                                       Hancock Funds, LLC ("John Hancock Funds"),
                                                       Massachusetts Business Development Corporation;
                                                       Director, John Hancock Insurance Agency, Inc.
                                                       ("Insurance Agency, Inc.") (until 1999) and John
                                                       Hancock Signature Services, Inc. ("Signature
                                                       Services") (until 1997).

------------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)          Trustee,      2000        Executive Vice President, John Hancock Financial       61
Born:  1955                  Chairman,                 Services, Inc., John Hancock Life Insurance
                             President                 Company; Chairman, Director, President and Chief
                             and Chief                 Executive Officer, the Advisers and The Berkeley
                             Executive                 Group; Chairman, President, Director and Chief
                             Officer                   Executive Officer, John Hancock Funds; Chairman,
                                                       Director and Chief Executive Officer, Sovereign
                                                       Asset Management Corporation ("SAMCorp.");
                                                       Director, Independence Investment LLC,
                                                       Independence Fixed Income LLC and Signature
                                                       Services; Senior Vice President, MassMutual
                                                       Insurance Co. (until 1999).

------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of
                                                                                                             John
                                                                                                             Hancock
                             Position(s)   Trustee/                                                          Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other Directorships       Overseen by
And Age                      Fund          since(2)    During Past 5 Years                                   Trustee
------------------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees

------------------------------------------------------------------------------------------------------------------------
William L. Braman           Executive      2000        Executive Vice President and Chief Investment          N/A
Born:  1953                 Vice                       Officer, the Adviser and each of the John Hancock
                            President                  funds; Director, SAMCorp., Executive Vice
                            and Chief                  President and Chief Investment Officer, Barring
                            Investment                 Asset Management, London U.K. (until 2000).
                            Officer

------------------------------------------------------------------------------------------------------------------------
Richard A. Brown            Senior Vice    2000        Senior Vice President, Chief Financial Officer         N/A
Born:  1949                 President                  and Treasurer, the Adviser, John Hancock Funds,
                            and Chief                  and The Berkeley Group;  Second Vice President
                            Financial                  and Senior Associate Controller, Corporate Tax
                            Officer                    Department, John Hancock Financial Services, Inc.
                                                       (until 2001).

------------------------------------------------------------------------------------------------------------------------
Thomas H. Connors           Vice           1992        Vice President and Compliance Officer, the             N/A
Born:  1959                 President                  Adviser and each of the John Hancock funds; Vice
                            and                        President, John Hancock Funds.
                            Compliance
                            Officer

------------------------------------------------------------------------------------------------------------------------
William H. King             Vice           1992        Vice President and Assistant Treasurer, the            N/A
Born:  1952                 President                  Adviser; Vice President and Treasurer of each of
                            and Treasurer              the John Hancock funds; Assistant Treasurer of
                                                       each of the John Hancock funds (until 2001).

------------------------------------------------------------------------------------------------------------------------
Susan S. Newton             Senior Vice    1984        Senior Vice President, Secretary and Chief Legal       N/A
Born:  1950                 President,                 Officer, SAMCorp., the Adviser and each of the
                            Secretary                  John Hancock funds, John Hancock Funds and The
                            and Chief                  Berkeley Group; Vice President, Signature
                            Legal Officer              Services (until 2000), Director, Senior Vice
                                                       President and Secretary, NM Capital.
------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees. The Audit Committee members are Messrs. Moore, Glavin and Ms. Peterson. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2002.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund and reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues. The Administration Committee held four meetings during the fiscal year ended October 31, 2002.

The Contracts/Operations Committee members are Messrs. Farrell and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2002.

The Investment Performance Committee consists of Messrs. Aronowitz, Chapman and Cosgrove. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2002.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

----------------------------------------------------------------------------------------
                                                          Aggregate Dollar Range of
                           Dollar Range of Fund Shares    holdings in John Hancock funds
Name of Trustee            Owned by Trustee (1)           overseen by Trustee (1)
----------------------------------------------------------------------------------------
Independent Trustees
----------------------------------------------------------------------------------------
Dennis S. Aronowitz        $1-$10,000                     $50,001-$100,000
----------------------------------------------------------------------------------------
Richard P. Chapman, Jr.    $10,001-$50,000                Over $100,000
----------------------------------------------------------------------------------------
William J. Cosgrove        $1-$10,000                     Over $100,000
----------------------------------------------------------------------------------------
Richard A. Farrell         $1-$10,000                     Over $100,000
----------------------------------------------------------------------------------------
William F. Glavin          None                           $10,001-$50,000
----------------------------------------------------------------------------------------
Dr. John A. Moore          $1-$10,000                     Over $100,000
----------------------------------------------------------------------------------------
Patti McGill Peterson      $10,001-$50,000                Over $100,000
----------------------------------------------------------------------------------------
John W. Pratt              $10,001-$50,000                Over $100,000
----------------------------------------------------------------------------------------
Interested Trustees
----------------------------------------------------------------------------------------
John M. DeCiccio           None                           Over $100,000
----------------------------------------------------------------------------------------
Maureen R. Ford            $1-$10,000                     Over $100,000
----------------------------------------------------------------------------------------

     (1)  This  Fund  does   participate  in  the  John  Hancock   Deferred
          Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows:
          $10,001-$50,000 and over $100,000 for Mr. Chapman, $1-$10,000 and over
          $100,000 for Mr. Cosgrove, $10,001-$50,000  and over $100,000  for Mr.
          Glavin, $1-$10,000 and over $100,000 for Dr. Moore.


The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                                                     Total Compensation From the
                            Aggregate Compensation   Fund and John Hancock Fund
Independent Trustees        from the Fund (1)        Complex to Trustees (2)
--------------------        ----------------------   ---------------------------

Dennis J. Aronowitz         $ 1,989                  $ 72,000
Richard P. Chapman*           2,118                    78,100
William J. Cosgrove*          2,024                    75,100
Richard A. Farrell            2,022                    75,000
Gail D. Fosler +              1,989                    72,000
William F. Glavin*            2,022                    75,000
Dr. John A. Moore*            1,989                    72,000
Patti McGill Peterson         1,968                    72,000
John Pratt                    1,970                    72,100
                            -------                  ---------
Total                       $18,091                  $663,300

(1) Compensation is for the current fiscal year ending October 31, 2002.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2002. As of this date, there were sixty-one funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-nine funds and each other Independent Trustees servicing on thirty one funds.

*As of December 31, 2002, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $46,844, Mr. Cosgrove was $166,358, Mr. Glavin was $219,230 and for Dr. Moore was $203,650 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ As of December 31, 2002, Ms. Fosler resigned as a Trustee of the Complex.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 3, 2003, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of the Fund.

                                                      Percentage of Total
                                                      Outstanding Shares of the
Name and Address of Shareholder     Class of Shares   Class of the Fund
-------------------------------     ---------------   -------------------------
MLPF&S For The                             B                   9.29%
Sole Benefit of Its Customers
Attn: Fund Administration 97DA7
4800 Deer Lake Drive East 2nd Fl
Jacksonville, FL 32246-6484

MLPF&S For The                             C                   5.48%
Sole Benefit of Its Customers
Attn: Fund Administration 97DA7
4800 Deer Lake Drive East 2nd Fl
Jacksonville, FL 32246-6484

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and as of December 31, 2002 has approximately $26 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Average Daily Net Assets                                     Annual Rate
------------------------                                     -----------
First $750,000,000                                           0.75%
Amount over $750,000,000                                     0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the Adviser an investment advisory fees of $5,882,773, $3,200,186 and $2,000,022, respectively.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The primary factors underlying the Board's decision to renew the Fund's Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable large-cap growth funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with the Adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the Adviser $149,540, $85,263 and $56,337, respectively, for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended October 31, 2000, 2001 and 2002 were $581,112, $415,911 and $173,752, respectively. Of such amounts, $84,340, $31,084 and $24,430, respectively, were retained by John Hancock Funds in 2000, 2001 and 2002. Total underwriting commissions for sales of the Fund's Class C shares for the period from May 1, 2000 to October 31, 2000 and the fiscal year ended October 31,
2001 and 2002 were $16,204, $17,798 and $9,552, respectively. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time. For the fiscal year ended October 31, 2002, an aggregate of $6,009,302 distribution expenses or 8.07% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended October 31, 2002, an aggregate of $66,893 distribution expenses or 1.79% of the average net assets of the Class C share of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule12b-1 fees in prior periods.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 2002, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services.

                                     Expense Items
                                     -------------

                          Printing and                                    Interest
                          Mailing of                                      Carrying or
                          Prospectus                       Expenses of    Other
                          to New         Compensation to   John Hancock   Finance
            Advertising   Shareholders   Selling Brokers   Funds          Charges
            -----------   ------------   ---------------   ------------   -----------
Class A     $47,548       $2,470         $417,905          $ 97,343          --
Class B      87,938        4,500          486,443           166,205          --
Class C       2,665           99           25,747             8,863          --


SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments are (1) the 12b-1 fees that are paid out of the Fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                                                     Broker receives         Broker receives
                             Sales charge            maximum                 12b-1 service fee   Total broker
                             paid by investors       reallowance             (% of net           compensation (1)
Class A investments          (% of offering price)   (% of offering price)   investment) (3)     (% of offering price)
-------------------          ---------------------   ---------------------   -----------------   ---------------------
Up to $49,999                5.00%                   4.01%                   0.25%               4.25%
$50,000 - $99,999            4.50%                   3.51%                   0.25%               3.75%
$100,000 - $249,999          3.50%                   2.61%                   0.25%               2.85%
$250,000 - $499,999          2.50%                   1.86%                   0.25%               2.10%
$500,000 - $999,999          2.00%                   1.36%                   0.25%               1.60%

Investments
of Class A share of
$1 million or more (4)
----------------------
First $1M - $4,999,999       --                      0.75%                   0.25%               1.00%
Next $1 - $5M above that     --                      0.25%                   0.25%               0.50% (2)
Next $1 or more above that   --                      0.00%                   0.25%               0.25% (2)

                                                     Broker receives         Broker receives
                                                     maximum                 12b-1 service fee   Total broker
                                                     reallowance             (% of net           compensation (1)
Class B investments                                  (% of offering price)   investment) (3)     (% of offering price)
-------------------                                  ---------------------   -----------------   ---------------------
All amounts                  --                      3.75%                   0.25%               4.00%

                                                     Broker receives         Broker receives
                                                     maximum                 12b-1 service fee   Total broker
                                                     reallowance             (% of net           compensation (1)
Class C investments                                  (% of offering price)   Investment) (3)     (% of offering price)
-------------------                                  --------------------    -----------------   ---------------------
Over $1,000,000 or amounts   --                      0.75%                   0.25%               1.00%
purchased at NAV
All other amounts            1.00%                   1.75%                   0.25%               2.00%

(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1 service fees quarterly in arrears.

(4) John Hancock Funds may reduce aggregate investments by the amount of recent redemptions.

CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The Fund no longer issues share certificates, all shares are electronically recorded. The Trustees of the Fund reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, subadviser and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                               CDSC Rate
      ---------------                               ---------
      $1 to $4,999,999                              1.00%
      Next $5 million to $9,999,999                 0.50%
      Amounts of $10 million and over               0.25%

Class C shares may be offered without a front-end sales charge to:

o    Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.)

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who busy through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen
(13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

     o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)     $ 600.00
     o *Minus Appreciation ($12 - $10) x 100 shares                    (200.00)
     o Minus proceeds of 10 shares not subject to CDSC (dividend
       reinvestment)                                                   (120.00)
                                                                      --------
     o Amount subject to CDSC                                         $ 280.00

     *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

     Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.


For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

-------------------------------------------------------------------------------------------------------------------
Type of                     401 (a) Plan       403 (b)          457              IRA, IRA          Non-
Distribution                (401 (k), MPP,                                       Rollover          Retirement
                            PSP) 457 &
                            408 (SEPs &
                            Simple IRAs)
-------------------------------------------------------------------------------------------------------------------
Death or Disability         Waived             Waived           Waived           Waived            Waived
-------------------------------------------------------------------------------------------------------------------
Over 70 1/2                 Waived             Waived           Waived           Waived for        12% of account
                                                                                 required          value annually
                                                                                 minimum           in periodic
                                                                                 distributions*    payments
                                                                                 or 12% of
                                                                                 account value
                                                                                 annually in
                                                                                 periodic
                                                                                 payments.
-------------------------------------------------------------------------------------------------------------------
Between 59 1/2              Waived             Waived           Waived           Waived for Life   12% of account
and 70 1/2                                                                       Expectancy or     value annually
                                                                                 12% of account    in periodic
                                                                                 value annually    payments
                                                                                 in periodic
                                                                                 payments.
-------------------------------------------------------------------------------------------------------------------
Under 59 1/2                Waived for         Waived for       Waived for       Waived for        12% of account
(Class B and Class C        annuity payments   annuity          annuity          annuity           value annually
only)                       (72t) or 12% of    payments (72t)   payments (72t)   payments (72t)    in periodic
                            account value      or 12% of        or 12% of        or 12% of         payments
                            annually in        account value    account value    account value
                            periodic           annually in      annually in      annually in
                            payments.          periodic         periodic         periodic
                                               payments.        payments.        payments.
-------------------------------------------------------------------------------------------------------------------
Loans                       Waived             Waived           N/A              N/A               N/A
-------------------------------------------------------------------------------------------------------------------
Termination of Plan         Not Waived         Not Waived       Not Waived       Not Waived        N/A
-------------------------------------------------------------------------------------------------------------------
Hardships                   Waived             Waived           Waived           N/A               N/A
-------------------------------------------------------------------------------------------------------------------
Qualified Domestic          Waived             Waived           Waived           N/A               N/A
Relations Orders
-------------------------------------------------------------------------------------------------------------------
Termination of              Waived             Waived           Waived           N/A               N/A
Employment Before
Normal Retirement Age
-------------------------------------------------------------------------------------------------------------------
Return of Excess            Waived             Waived           Waived           Waived            N/A
-------------------------------------------------------------------------------------------------------------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and three other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The

Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock or ADRs representing stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The

Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $218,821,116 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire Fund's carryforward expires on October 31, 2009.


Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of October 31, 2002, the average annual total returns for Class A shares of the Fund for the one, five and ten year periods were -25.53%, -12.92% and 0.11%, respectively.

As of October 31, 2002, the average annual total returns before taxes for Class B shares of the Fund for the one year and five year periods and since the commencement of operations on January 3, 1994, were -26.03%, -12.85% and -2.23%, respectively.

As of October 31, 2002, the average annual total returns before taxes for Class C shares of the Fund for the one year period and since the commencement of operations on June 1, 1998 were -23.63% and -16.08%, respectively.


The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ERV

Where:

P   =   a hypothetical initial payment of $1,000.
T   =   average annual total return.
n   =   number of years.
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year, and 10-year periods (or fractional portion).


The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             D

Where:

         P      =   a hypothetical initial payment of $1,000
         T      =   average annual total return (after taxes on distributions)
         n      =   number of years
         ATV    =   ending value of a hypothetical $1,000 payment made at the
            D       beginning of the 1-year, 5-year or 10-year periods (or
                    fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             DR

Where:

         P      =   a hypothetical initial payment of $1,000
         T      =   average annual total return (after taxes on distributions
                    and redemption)
         n      =   number of years
         ATV    =   ending value of a hypothetical $1,000 payment made at the
            DR      beginning of the 1-year, 5-year or 10-year periods (or
                    fractional portion) after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                  a-b        6
   Yield = 2 ( [ (---) ] + 1]  - 1)
                  cd

Where:

         a =   dividends and interest earned during the period.
         b =   net expenses accrued during the period.
         c =   the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d =   the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended October 31, 2002, the Fund paid $401,615 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities.

Research services received from broker-dealers supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the period ended October 31, 2000 and the fiscal years ended October 31, 2001 and 2002, the Fund paid negotiated brokerage commissions of $1,998,163, $999,129 and $1,616,943, respectively.

The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or an "Affiliated Broker"). For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund did not execute portfolio transactions with Signator.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses for Class A, B and C shares are aggregated and allocated to each class on the basis of their relative net asset values.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS


The independent auditors of the Fund are Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116. Deloitte & Touche LLP audits and renders opinions on the Fund's annual financial statements and reviews the Fund's annual Federal income tax returns.

Until October 31, 2002, the independent auditors of the Fund were Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. The financial statements of the Fund, incorporated by reference in the Prospectus and this Statement of Additional Information, have been audited by Ernst & Young LLP for the periods indicated in their report with respect to those financial statements and are included in reliance upon the authority of Ernst & Young, LLP as experts in accounting and auditing.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P- (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2002 Annual Report to Shareholder's for the year ended October 31, 2002 (filed electronically on December 27, 2002, accession number 0000928816-02-000996 and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Large Cap Growth Fund (file no. 811-4630 and 33-4559).

John Hancock Investment Trust III
     John Hancock Large Cap Growth Fund

     Statement of Assets and Liabilities as of October 31, 2002
     Statement of Operations for the year ended of October 31, 2002.
     Statement of Changes in Net Asset for each of the two years in the period ended October 31, 2002.
     Financial Highlights for each of the five years in the period ended October 31, 2002.
     Schedule of Investments as of October 31, 2002.
     Notes to Financial Statements.
     Report of Independent Auditors.

                        JOHN HANCOCK MID CAP GROWTH FUND

                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information


                                  March 1, 2003


This Statement of Additional Information provides information about John Hancock Mid Cap Growth Fund (the "Fund") in addition to the information that is contained in the combined Equities Funds' current Prospectus and in the Fund's current Prospectus for Class I shares, (the "Prospectuses"). The Fund is a diversified series of John Hancock Investment Trust III (the "Trust").


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                           Page

Organization of the Fund..................................................    2
Investment Objective and Policies.........................................    2
Investment Restrictions...................................................   11
Those Responsible for Management..........................................   14
Investment Advisory and Other Services....................................   22
Distribution Contracts....................................................   25
Sales Compensation........................................................   27
Net Asset Value...........................................................   29
Initial Sales Charge on Class A and Class C Shares........................   29
Deferred Sales Charge on Class B and Class C Shares.......................   32
Special Redemptions.......................................................   36
Additional Services and Programs..........................................   36
Purchases and Redemptions through Third Parties...........................   38
Description of the Fund's Shares..........................................   38
Tax Status................................................................   39
Calculation of Performance................................................   44
Brokerage Allocation......................................................   46
Transfer Agent  Services..................................................   49
Custody of Portfolio......................................................   49
Independent Auditors......................................................   49
Appendix A - Description of Investment Risk...............................  A-1
Appendix B - Description of Bond Ratings..................................  B-1
Financial Statements......................................................  F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust on March 31, 1986 under the laws of The Commonwealth of Massachusetts. Prior to June 1, 1999, the Fund was called John Hancock Special Opportunities Fund.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is non-fundamental and may be changed by a vote of the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its Assets in stocks of medium-capitalization companies-companies in the capitalization range of the Russell MidCap Growth Index.

With respect to the Fund's investment policy of investing at least 80% of its Assets in medium capitalization companies, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

In managing the portfolio, the manager seeks to identify promising sectors for investment. The manager considers broad economic trends, demographic factors, technological changes, consolidation trends and legislative initiatives.

The manager conducts fundamental financial analysis to identify companies with above average earnings growth. The manager looks for companies with growth stemming from a combination of gains in market share and increasing operating efficiency. Before investing, the manager identifies a specific catalyst for growth, such as a new product, business reorganization or merger. The management team generally maintains personal contact with the senior management of the companies the fund invests in.

The fund may not invest more than 5% of assets in any one security (other than securities of the U.S. government, its agencies or instrumentalities).

The fund may invest up to 10% of assets in foreign securities. It may also use certain derivatives (investments whose value is based on indices or currencies).

Under normal circumstances, the fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and option contracts). Under normal circumstances, the fund will not invest in any other fixed income securities. However, in abnormal circumstances, the fund may temporarily invest in U.S.

government securities and U.S. government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. government securities maturing in 90 days or less). The equity securities in which the Fund invests consist primarily of common stocks but may also include preferred stocks and warrants.

Government Securities. Under normal circumstances the fund will not invest in any fixed income securities except cash equivalents as noted above. However, in abnormal circumstances the fund may temporarily invest in US Government securities and US Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including US Government securities maturing in 90 days or less). Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made the by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Preferred stocks. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Investment in Foreign Securities. The Fund may invest up to 10% of total assets in the securities of foreign issuers, including securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts (GDRs), convertible preferred stocks, preferred stocks and warrants or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information in the United States.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, interest and in some cases, capital gains payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. The Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investments is a practice known as "leverage," which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, the Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However, there is a risk that interest expense will nevertheless exceed the income earned. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary or emergency purposes, except pursuant to reverse repurchase agreements, in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the firms involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities Indices. The Fund may purchase and write (sell) call and put options on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options for any non-speculative purpose. These include using options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on a securities index written by the Fund obligates the Fund to make a cash payment reflecting any increase in the index above a specified level to the holder of the option if the option is exercised at any time before the expiration date. A put option on a securities index written by the Fund obligates the Fund to make a cash payment reflecting any decrease in the index below a specified level from the option holder if the option is exercised at any time before the expiration date. Options on securities indices do not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio.

Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. The Fund may also cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase index call options in anticipation of an increase, or index put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of an index call option would entitle the Fund, in return for the premium paid, to receive a cash payment reflecting any increase in the index above a specified level upon exercising the option during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if the amount of this cash payment exceeded the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of an index put option would entitle the Fund, in exchange for the premium paid, to receive a cash payment reflecting any decrease in the index below a specified level upon exercising the option during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the level of the index decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell various kinds of futures contracts on securities indices, and purchase and write call and put options on these futures contracts, for any non-speculative purpose. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. An index futures contract may generally be described as an agreement between two parties to deliver a final cash settlement price based on an increase or decrease in the level of the index above or below a specified level. Unlike some futures contracts, index futures do not involve the physical delivery of securities at the end of trading in the contract.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the contract will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may be based on indices that include securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing index futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase index futures contracts as a substitute for transactions in securities. For example, the Fund may engage in these substitution transactions in order to remain fully invested in the stock market while maintaining a sufficient cash position to meet the Fund's liquidity needs.

Options on Futures Contracts. The Fund may purchase and write options on index futures for the same purposes as its transactions in index futures contracts. The purchase of put and call options on index futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on an index futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on an index futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on index futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in index futures and related options transactions for bona fide hedging or other non-speculative purposes. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long index futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in index futures contracts and options on index futures involve brokerage costs, require margin deposits and, in the case of contracts and options that are economically equivalent to the purchase of securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in index futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's index futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may not make short sales.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting, or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

     (1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, interest rate or currency swaps, forward commitments, forward foreign currency exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

     (2) Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, except pursuant to reverse repurchase agreements, in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value.

     (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the Fund's total assets taken at market value.

     (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or marketable interests therein or issued by companies that invest in real estate or interests therein and may retain or sell real estate acquired due to the ownership of securities.

     (6) Make loans, except that the Fund may (a) lend portfolio securities in an amount that does not exceed 33 1/3% of such Fund's total assets;
          (b) enter into repurchase agreements; and (c) purchase bank certificates of deposit, bank loan participation agreements, bankers' acceptances or all or a portion of an issue of debt securities, whether or not the purchase is made upon the original issuance of the securities.

     (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except financial futures contracts, options on securities, securities indices, currency and other financial instruments, options on futures contracts, forward foreign currency exchange contracts, forward commitments, interest rate or currency swaps, warrants and repurchase agreements entered into in accordance with the Fund's investment policies. See also nonfundamental (h)

     (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. For purposes of this restriction, telephone, water, gas and electric public utilities are each regarded as separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parent. This limitation does not apply to investments by the Fund in obligations of the U.S. Government or any of its agencies or instrumentalities.

     (9) With respect to 75% of its total assets, purchase any security (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would own more than 10% of the voting securities of any one issuer. See also nonfundamental (g)

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

     (a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

     (b)  Make short sales of securities.

     (c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

     (d) Invest for the purpose of exercising control over or management of any company.

     (e)  Invest more than 15% of its net assets in illiquid securities.

     (f) Purchase securities while outstanding borrowings, other than reverse repurchase agreements, exceed 5% of the Fund's total assets.

     (g) Invest more than 5% of its total assets at time of purchase in any one security (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

     (h)  purchase or sell currency options or currency futures.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.


THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of John
                             Position(s)   Trustee/       Principal Occupation(s) and other            Hancock Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

---------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz          Trustee       1996           Professor of Law, Emeritus, Boston           31
Born:  1931                                               University School of Law (as of 1996);
                                                          Director, Brookline Bancorp.

---------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee       1996           President and Chief Executive Officer,       31
Born:  1935                                               Brookline Bancorp., Inc. (lending) (since
                                                          1972); Chairman and Director, Lumber
                                                          Insurance Co. (insurance) (until 2000);
                                                          Chairman and Director, Northeast
                                                          Retirement Services, Inc. (retirement
                                                          administration) (since 1998).

---------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee       1996           Vice President, Senior Banker and Senior     31
Born:  1933                                               Credit Officer, Citibank, N.A. (banking)
                                                          (retired 1991); Executive Vice President,
                                                          Citadel Group Representatives,
                                                          Inc. (financial reinsurance);  Director,
                                                          Hudson City Bancorp (banking); Trustee,
                                                          Scholarship Fund for Inner City Children
                                                          (since 1986).

---------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee       1993           President, Farrell, Healer & Co., Inc.,      31
Born:  1932                                               (venture capital management firm)(since
                                                          1980) and General Partner of the Venture
                                                          Capital Fund of NE; Trustee, Marblehead
                                                          Savings Bank (since 1994). Prior to 1980,
                                                          headed the venture capital group at Bank
                                                          of Boston Corporation.

---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                             Number of John
                             Position(s)   Trustee/       Principal Occupation(s) and other                  Hancock Funds
Name, Address (1)            Held with     Officer        Directorships                                      Overseen by
And Age                      Fund          since(2)       During Past 5 Years                                Trustee
---------------------------------------------------------------------------------------------------------------------------
William F. Glavin            Trustee       1993           President Emeritus, Babson College (as of 1998);   31
Born:  1932                                               Vice Chairman, Xerox Corporation (until 1989);
                                                          Director, Reebok, Inc. (until 2002) and Inco
                                                          Ltd. (until 2002).

---------------------------------------------------------------------------------------------------------------------------
John A. Moore                Trustee       1993           President and Chief Executive Officer, Institute   39
Born:  1939                                               for Evaluating Health Risks, (nonprofit
                                                          institution) (until 2001); Senior Scientist,
                                                          Sciences International (health research)(since
                                                          1998); Principal, Hollyhouse (consulting)(since
                                                          2000); Director, CIIT(nonprofit research) (since
                                                          2002).

---------------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson        Trustee       1993           Executive Director, Council for International      39
Born:  1943                                               Exchange of Scholars (since 1998); Vice
                                                          President, Institute of International Education
                                                          (since 1998); Senior Fellow, Cornell Institute
                                                          of Public Affairs, Cornell University (until
                                                          1997); President Emerita of Wells College and
                                                          St. Lawrence University; Director, Niagara
                                                          Mohawk Power Corporation (electric utility).

---------------------------------------------------------------------------------------------------------------------------
John W. Pratt                Trustee       1993           Professor of Business Administration Emeritus,     31
Born:  1931                                               Harvard University Graduate School of Business
                                                          Administration (as of 1998).

---------------------------------------------------------------------------------------------------------------------------


(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number of John
                             Position(s)   Trustee/       Principal Occupation(s) and other                Hancock Funds
Name, Address (1)            Held with     Officer        Directorships                                    Overseen by
And Age                      Fund          since(2)       During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)         Trustee       2001           Executive Vice President and Chief Investment    61
Born:  1948                                               Officer, John Hancock Financial Services,
                                                          Inc.; Director, Executive Vice President and
                                                          Chief Investment Officer, John Hancock Life
                                                          Insurance Company; Chairman of the Committee
                                                          of Finance of John Hancock Life Insurance
                                                          Company; Director, John Hancock Subsidiaries,
                                                          LLC, Hancock Natural Resource Group,
                                                          Independence Investment LLC, Independence
                                                          Fixed Income LLC, John Hancock Advisers, LLC
                                                          (the "Adviser") and The Berkeley Financial
                                                          Group, LLC ("The Berkeley Group"), John
                                                          Hancock Funds, LLC ("John Hancock Funds"),
                                                          Massachusetts Business Development
                                                          Corporation; Director, John Hancock Insurance
                                                          Agency, Inc. ("Insurance Agency, Inc.") (until
                                                          1999) and John Hancock Signature Services,
                                                          Inc. ("Signature Services") (until 1997).

-------------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)          Trustee,      2000           Executive Vice President, John Hancock           61
Born:  1955                  Chairman,                    Financial Services, Inc., John Hancock Life
                             President                    Insurance Company; Chairman, Director,
                             and Chief                    President and Chief Executive Officer, the
                             Executive                    Advisers and The Berkeley Group; Chairman,
                             Officer                      President, Director and Chief Executive
                                                          Officer, John Hancock Funds; Chairman,
                                                          Director and Chief Executive Officer,
                                                          Sovereign Asset Management Corporation
                                                          ("SAMCorp."); Director, Independence
                                                          Investment LLC, Independence Fixed Income LLC
                                                          and Signature Services; Senior Vice President,
                                                          MassMutual Insurance Co. (until 1999).

-------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number of John
                             Position(s)   Trustee/       Principal Occupation(s) and other                Hancock Funds
Name, Address (1)            Held with     Officer        Directorships                                    Overseen by
And Age                      Fund          since(2)       During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO
ARE NOT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
William L. Braman           Executive      2000           Executive Vice President and Chief Investment    N/A
Born:  1953                 Vice                          Officer, the Adviser and each of the John
                            President                     Hancock funds; Director, SAMCorp., Executive
                            and Chief                     Vice President and Chief Investment Officer,
                            Investment                    Barring Asset Management, London U.K. (until
                            Officer                       2000).

-------------------------------------------------------------------------------------------------------------------------
Richard A. Brown            Senior Vice    2000           Senior Vice President, Chief Financial Officer   N/A
Born:  1949                 President                     and Treasurer, the Adviser, John Hancock
                            and Chief                     Funds, and The Berkeley Group;  Second Vice
                            Financial                     President and Senior Associate Controller,
                            Officer                       Corporate Tax Department, John Hancock
                                                          Financial Services, Inc. (until 2001).

-------------------------------------------------------------------------------------------------------------------------
Thomas H. Connors           Vice           1993           Vice President and Compliance Officer, the       N/A
Born:  1959                 President                     Adviser and each of the John Hancock funds;
                            and                           Vice President, John Hancock Funds.
                            Compliance
                            Officer

-------------------------------------------------------------------------------------------------------------------------
William H. King             Vice           1993           Vice  President  and Assistant  Treasurer,  the  N/A
Born:  1952                 President                     Adviser;  Vice  President and Treasurer of each
                            and Treasurer                 of the John Hancock funds;  Assistant Treasurer
                                                          of each of the John Hancock funds (until 2001).

-------------------------------------------------------------------------------------------------------------------------
Susan S. Newton             Senior Vice    1993           Senior Vice President, Secretary and Chief       N/A
Born:  1950                 President,                    Legal Officer, SAMCorp., the Adviser and each
                            Secretary                     of the John Hancock funds, John Hancock Funds
                            and Chief                     and The Berkeley Group; Vice President,
                            Legal Officer                 Signature Services (until 2000), Director,
                                                          Senior Vice President and Secretary, NM
                                                          Capital.

-------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees. The Audit Committee members are Messrs. Moore, Glavin and Ms. Peterson. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2002.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with all Trustees on the selection and election of officers of the Fund and reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues. The Administration Committee held four meetings during the fiscal year ended October 31, 2002.

The Contracts/Operations Committee members are Messrs. Farrell and Pratt. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2002.

The Investment Performance Committee consists of Messrs. Aronowitz, Chapman and Cosgrove. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2002.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2002.

--------------------------------------------------------------------------------------------------
                                                                AGGREGATE DOLLAR RANGE OF HOLDINGS
                            DOLLAR RANGE OF FUND SHARES OWNED   IN JOHN HANCOCK FUNDS OVERSEEN BY
NAME OF TRUSTEE             BY TRUSTEE (1)                      TRUSTEE (1)
--------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------
Dennis S. Aronowitz         $1-$10,000                          $50,001-$100,000
--------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.     $1-$10,000                          Over $100,000
--------------------------------------------------------------------------------------------------
William J. Cosgrove         $1-$10,000                          Over $100,000
--------------------------------------------------------------------------------------------------
Richard A. Farrell          $1-$10,000                          Over $100,000
--------------------------------------------------------------------------------------------------
William F. Glavin           None                                $10,001-$50,000
--------------------------------------------------------------------------------------------------
Dr. John A. Moore           $1-$10,000                          Over $100,000
--------------------------------------------------------------------------------------------------
Patti McGill Peterson       $1-$10,000                          Over $100,000
--------------------------------------------------------------------------------------------------
John W. Pratt               $10,001-$50,000                     Over $100,000
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------
John M. DeCiccio            $10,001-$50,000                     Over $100,000
--------------------------------------------------------------------------------------------------
Maureen R. Ford             $1-$10,000                          Over $100,000
--------------------------------------------------------------------------------------------------

     (1)  This  Fund  does   participate  in  the  John  Hancock   Deferred
          Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2002, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: $1-$10,000 and over $100,000 for Mr. Chapman, $1-$10,000 and over $100,000 for Mr.
          Cosgrove,   $50,001-$100,000   and  over  $100,000  for  Mr.   Glavin,
          $10,001-$50,000 and over $100,000 for Dr. Moore.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

                        Aggregate
                        Compensation from   Total Compensation From the Fund and
Independent Trustees    the Fund (1)        John Hancock Fund Complex to Trustees (2)
--------------------    -----------------   -----------------------------------------
Dennis J. Aronowitz     $ 1,281             $ 72,000
Richard P. Chapman*       1,367               78,100
William J. Cosgrove*      1,305               75,100
Richard A. Farrell        1,303               75,000
Gail D. Fosler +          1,281               72,000
William F. Glavin*        1,303               75,000
Dr. John A. Moore*        1,281               72,000
Patti McGill Peterson     1,267               72,000
John Pratt                1,269               72,100
                        -------             --------
Total                   $11,657             $663,300

(1)  Compensation is for the current fiscal year ending October 31, 2002.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2002. As of this date, there were sixty-one funds in the John Hancock Fund Complex, with Mr. Moore and Ms. Peterson serving on thirty-nine funds and each other Independent Trustees servicing on thirty one funds.

*As of December 31, 2002, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $46,844, Mr. Cosgrove was $166,358, Mr. Glavin was $219,230 and for Dr. Moore was $203,650 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ As of December 31, 2002, Ms. Fosler resigned as a Trustee of the Complex.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 3, 2003, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of the Fund.

-------------------------------------------------------------------------------------------------
                                                                  Percentage of Total Outstanding
Name and Address of Shareholder                 Class of Shares          Shares of the Fund
-------------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit of Its Customers             B                     6.34%
Attn: Fund Administration 97C90
4800 Deer Lake Drive E 2nd Flr
Jacksonville FLA 32246-6484

-------------------------------------------------------------------------------------------------
MLPF&S For The Sole Benefit of Its Customers             C                     6.86%
Attn: Fund Administration
4800 Deer Lake Drive E 2nd Flr
Jacksonville FLA 32246-6484

-------------------------------------------------------------------------------------------------
Sterling Trust Company                                   I                    60.08%
FBO The Investment Incentive Plan
1380 Lawrence St STE 1400
Denver Co.  80204

-------------------------------------------------------------------------------------------------
Sterling Trust Company                                   I                    15.06%
FBO Savings Plan for EE's of Texon USA
1380 Lawrence St STE 1400
Denver Co.  80204

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                  Percentage of Total Outstanding
Name and Address of Shareholder                 Class of Shares          Shares of the Fund
-------------------------------------------------------------------------------------------------
Sterling Trust Company                                   I                     7.85%
FBO One Color Comm 401(k) Retirement Plan
1380 Lawrence St STE 1400
Denver Co.  80204

-------------------------------------------------------------------------------------------------
Sterling Trust Company                                   I                     6.71%
FBO Chautauqua Airlines Inc
401 (k)
1380 Lawrence St STE 1400
Denver Co.  80204

-------------------------------------------------------------------------------------------------
Sterling Trust Company                                   I                     5.01%
FBO T L Cannon 401 (k) Plan
1380 Lawrence St STE 1400
Denver Co.  80204

-------------------------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and as of December 31, 2002 has approximately $26 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating with Standard & Poor's and A. M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

          Average Daily Net Assets                      Annual Rate
          ------------------------                      -----------
          First $500,000,000                               0.80%
          Next $500,000,000                                0.75%
          Amount over $1,000,000,000                       0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the Adviser an investment advisory fee of $3,143,893, $2,247,369 and $1,407,452, respectively.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The primary factors underlying the Board's decision to renew the Fund's Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable multi-cap growth funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with the Adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid the Adviser $74,428, $56,109 and $37,164, respectively, for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") that have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A and Class C shares, at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended October 31, 2000, 2001 and 2002 were $345,001, $354,212 and $124,864, respectively. Of such amounts $53,040, $43,008 and $11,772, respectively, were retained by John Hancock Funds in 2000. 2001 and 2002. Total underwriting commissions for sales of the Fund's Class C shares for the period from May 1, 2000 to October 31, 2000 and the fiscal year ended October 31, 2001 and 2002 were $25,374, $18,115 and $7,166, respectively. The remainder of the underwriting commissions were reallowed to Selling Brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and/or Class C Plans at any time. For the fiscal year ended October 31, 2002, an aggregate of $11,421,902 of distribution expenses or 15.09%of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the year ended October 31, 2002, an aggregate of $8,613 of distribution expenses or 0.27% of the average net assets of the Class C shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior period.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.


Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.


Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended October 31, 2002, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services.

                                    Expense Items
                                    -------------

                        Printing and                                   Interest,
                        Mailing of                     Expenses of     Carrying or
                        Prospectus to   Compensation   John            Other Finance
                        New             to Selling     Hancock Funds   Finance
          Advertising   Shareholders    Brokers        Funds           Charges
          -----------   -------------   ------------   -------------   -------------
Class A     $ 51,117       $1,120         $118,405        $116,805            --
Class B      137,197        2,716          371,997         239,700        $5,446
Class C        4,446           88           16,095          10,791            --

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of broker compensation payments for Class A, Class B and Class C are (1) the 12 b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to financial services firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Whenever you make an investment in the Fund, the financial services firm receives a reallowance/payment, as described below. The firm also receives the first year's 12b-1 service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual 12b-1 service fee of 0.25% of its total eligible fund net assets. This fee is paid quarterly in arrears by the Fund.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

                             Sales charge        Broker receives         Broker receives
                             paid by investors   maximum                 12b-1 service fee   Total broker
                             (% of offering      reallowance             (% of net           compensation (1)
Class A investments          price)              (% of offering price)   investment) (3)     (% of offering price)
-------------------          -----------------   ---------------------   -----------------   ---------------------
Up to $49,999                5.00%               4.01%                   0.25%               4.25%
$50,000 - $99,999            4.50%               3.51%                   0.25%               3.75%
$100,000 - $249,999          3.50%               2.61%                   0.25%               2.85%
$250,000 - $499,999          2.50%               1.86%                   0.25%               2.10%
$500,000 - $999,999          2.00%               1.36%                   0.25%               1.60%

Investments
of Class A share of
$1 million or more (4)
----------------------
First $1M - $4,999,999       --                  0.75%                   0.25%               1.00%
Next $1 - $5M above that     --                  0.25%                   0.25%               0.50% (2)
Next $1 or more above that   --                  0.00%                   0.25%               0.25% (2)

                                                 Broker receives         Broker receives
                                                 maximum                 12b-1 service fee   Total broker
                                                 reallowance             (% of net           compensation (1)
Class B investments                              (% of offering price)   investment) (3)     (% of offering price)
-------------------                              ---------------------   -----------------   ---------------------
All amounts                  --                  3.75%                   0.25%               4.00%

                                                 Broker receives         Broker receives
                                                 maximum                 12b-1 service fee   Total broker
                                                 reallowance             (% of net           compensation (1)
Class C investments                              (% of offering price)   Investment) (3)     (% of offering price)
-------------------                              --------------------    -----------------   ---------------------
Over $1,000,000 or amounts
purchased at NAV             --                  .75%                    0.25%               1.00%
All other amounts            1.00%               1.75%                   0.25%               2.00%


                                                 Broker receives         Broker receives
                                                 maximum                 12b-1 service       Total broker
                                                 reallowance             fee (% of net       compensation (1)
Class I investments                              (% of offering price)   investment) (3)     (% of offering price)
-------------------                              --------------------    ---------------     ---------------------
All amounts                  --                  0.00%                   0.00%               0.00% (5)


(1) Broker percentages and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal total broker compensation percentages if combined using simple addition.

(2) For Group Investment Programs sales, the maximum total broker compensation for investments of $1 million or more is 1.00% of the offering price (one year CDSC of 1.00% applies for each sale).

(3) After first year broker receives 12b-1 fees quarterly in arrears.

(4) John Hancock Funds reduce aggregate investments by the amount of recent redemptions.

(5) John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells Class I shares of the Fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay broker commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV. If quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A AND CLASS C SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A and Class C shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

     o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, subadviser or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandparents, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan of the individuals described above.

     o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

     o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

     o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

     o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

     o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

     o Pension plans transferring assets from John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

     o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                                  CDSC RATE
         ---------------                                  ---------
         $1 to $4,999,000                                   1.00%
         Next $5 million to $9,999,999                      0.50%
         Amounts of $10 million and over                    0.25%

Class C shares may be offered without a front-end sales charge to:

o    Investments of redemption proceeds from a non-John Hancock mutual fund.

o Group Retirement plan products for which John Hancock Signature Services performs recordkeeping and administrative services. (These plans include 403(b), Simple IRA, SEP and SARSEP plans.)

o Group Retirement plan products sold through third party administrators under the John Hancock SELECT retirement plan program. (These plans include 401(k), Money Purchase and Profit Sharing plans.)

o An investor who buys through a Merrill Lynch omnibus account. However, a CDSC may apply if the shares are sold within 12 months of purchase.

Class A and Class C shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transaction involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize. A company's (not an individual's) qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention ("LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a 48 month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments cannot be combined to satisfy LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional shares and may be terminated at any time.


Because Class I shares are sold at net asset value without the imposition of any sales charge, none of the privileges described under these captions are available to Class I investors.


DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining this number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

     o Proceeds of 50 shares redeemed at $12 per share (50 x 12)       $ 600.00
     o *Minus Appreciation ($12 - $10) x 100 shares                     (200.00)
     o Minus proceeds of 10 shares not subject to CDSC
       (dividend reinvestment)                                          (120.00)
                                                                       --------
     o Amount subject to CDSC                                          $ 280.00

     *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvestment dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver do not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.


For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code unless otherwise noted:


* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                    401 (a) Plan      403 (b)          457              IRA, IRA          Non-
Distribution               (401 (k), MPP,                                      Rollover          retirement
                           PSP) 457 & 408
                           (SEPs & Simple
                           IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability        Waived            Waived           Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2                Waived            Waived           Waived           Waived for        12% of account
                                                                               required          value annually
                                                                               minimum           in periodic
                                                                               distributions*    payments
                                                                               or 12% of
                                                                               account value
                                                                               annually in
                                                                               periodic
                                                                               payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2             Waived            Waived           Waived           Waived for Life   12% of account
and 70 1/2                                                                     Expectancy or     value annually
                                                                               12% of account    in periodic
                                                                               value annually    payments
                                                                               in periodic
                                                                               payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2               Waived for        Waived for       Waived for       Waived for        12% of account
(Class B and Class C       annuity           annuity          annuity          annuity           value annually
only)                      payments (72t)    payments (72t)   payments (72t)   payments (72t)    in periodic
                           or 12% of         or 12% of        or 12% of        or 12% of         payments
                           account value     account value    account value    account value
                           annually in       annually in      annually in      annually in
                           periodic          periodic         periodic         periodic
                           payments.         payments.        payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                      Waived            Waived           N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan        Not Waived        Not Waived       Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships                  Waived            Waived           Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic         Waived            Waived           Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of             Waived            Waived           Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess           Waived            Waived           Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS


Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class. Investors may exchange between institutional funds and Class I shares


Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock 500 Index Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund and/or John Hancock Funds, LLC. (the Fund's principal distributor), share in the expense of these fees.

DESCRIPTION OF THE FUND'S SHARES


The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and three other series. Additional series may by added in the future. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.


The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions imposed by the Internal Revenue Service with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to qualify to pass such taxes through to its shareholders, who consequently will not take such taxes into account on their own tax returns. However, the Fund will deduct such taxes in determining the amount it has available for distribution to shareholders.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata are of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has a $127,218,756 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The Fund's carryforwards expire as follows: $2,538,691 on October 31, 2008, $99,673,619 on October 31, 2009 and $25,006,446 on October 31, 2010.
Availability of a certain amount of capital loss carryforwards which were acquired on June 7, 2002, September 6, 1996 and December 16, 1994, may be limited in a given year.


For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and to the extent such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and forward contracts in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


As of October 31, 2002, the average annual total returns before taxes for Class A shares of the Fund for the one and five year periods and since the commencement of operations on November 1, 1993 were -19.73%, -7.29% and 1.19%, respectively.

As of October 31, 2002, the average annual returns before taxes for Class B shares of the Fund for the one and five year periods and since the commencement of operations on November 1, 1993 were -20.32%, -7.27% and 1.06%, respectively.

As of October 31, 2002, the average annual returns before taxes for the Class C shares of the Fund for the one year period and since the commencement of operations on June 1, 1998 were -17.64% and -8.68%, respectively.

As of October 31, 2002, the average annual returns before taxes for the Class I shares of the Fund since the commencement of operations on March 1, 2002 was -20.22%.


Without taking into account the expense limitation arrangements, the foregoing total return performance for Class A, Class B and Class C would have been lower.

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ERV

Where:

         P        =      a hypothetical initial payment of $1,000
         T        =      average annual total return
         n        =      number of years
         ERV      =      ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).


The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended December 31, 2002 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             D

Where:

         P     =   a hypothetical initial payment of $1,000
         T     =   average annual total return (after taxes on distributions)
         n     =   number of years
         ATV   =   ending value of a hypothetical $1,000 payment made at the
            D      beginning of the 1-year, 5-year or 10-year periods (or
                   fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATVDR

Where:

         P        =      a hypothetical initial payment of $1,000
         T        =      average annual total return (after taxes on
                         distributions and redemption)
         n        =      number of years
         ATV      =      ending value of a hypothetical $1,000 payment made at
            DR           the beginning of the 1-year, 5-year or 10-year periods
                         (or fractional portion) after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Fund Performance Analysis", a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices.

Performance ranking and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors, including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemption of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.


BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Subadviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser and Subadviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and Subadviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended October 31, 2002, the Fund paid $216,088 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities.

Research services received from broker-dealers supplement the Adviser's or Sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with the Adviser's or Subadviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Subadviser since the broker-dealers used by the Adviser or Subadviser tend to follow a broader universe of securities and other matters than the Adviser's or Subadviser's staff can follow. In addition, the research provides the Adviser or Subadviser with a diverse perspective on financial markets. Research services provided to the Adviser or Subadviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates, or by the Subadviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Subadviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities. In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments.

The Adviser and Subadviser believe that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's or Subadviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Subadviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Subadviser. However, to the extent that the Adviser or Subadviser would have purchased research services had they not been provided by broker-dealers, the expenses to the Adviser or Subadviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Subadviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

While the Adviser and/or the Subadviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser or Subadviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid negotiated brokerage commissions of $675,634, $850,201 and $1,161,435, respectively.

The Adviser or Subadviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser or Subadviser in particular, including sales of the Fund. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser or Subadviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Subadviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, the Subadviser or the Affiliated Broker. Because the Adviser or Subadviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or an "Affiliated Broker"). For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund did not execute portfolio transactions with Signator.

Other investment advisory clients advised by the Adviser or Subadviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Subadviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Subadviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Subadviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses for Class A, B and C shares are aggregated and allocated to each class on the basis of their relative net asset values. The Fund pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class I shares plus certain out-of pocket expenses.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust and The Bank of New York, One Wall Street, New York, New York l0286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.


INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return.

APPENDIX A - MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

                                   APPENDIX B

                           DESCRIPTION OF BOND RATINGS

Standard & Poor's Bond Ratings

     AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA-Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

     A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     To provide more detailed indications of credit quality, the ratings AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating, indicated by "p" following a rating, is sometimes used by Standard & Poor's. It assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Moody's Bond Ratings

     Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Generally speaking, the safety of obligations of this class is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. The market value of Aa bonds is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

     A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols Aa, A and Baa are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

     Conditional ratings, indicated by "Con", are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds, are given a conditional rating that denotes their probably credit statute upon completion of that act or fulfillment of that condition.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2002 Annual Report to Shareholder's for the year ended October 31, 2002 (filed electronically on December 27, 2002, accession number 0000928816-02-000996 and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Mid Cap Growth Fund (file no. 811-4630 and 33-4559).

John Hancock Investment Trust III
    John Hancock Mid Cap Growth Fund

Statement of Assets and Liabilities as of October 31,2002.
    Statement of Operations for year ended October 31, 2002.
    Statement of Changes in Net Assets for the two years ended October 31, 2002. Financial Highlights.
    Notes to Financial Statements.
    Schedule of Investments as of October 31, 2002.
    Report of Independent Auditors.

                       John Hancock Investment Trust III

                                     PART C.

                               OTHER INFORMATION

Item 23.  Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item 25.  Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, LLC ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC ("the Adviser") provide as follows:

"Section 5.06. Indemnity."

1.01     Indemnification and Exculpation.
         -------------------------------

         (a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

         (b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

         (c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

         (d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

         (e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

         (f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by
(a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question ("Disinterested Directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

         (g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Item 26.  Business and Other Connections of Investment Advisers.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 27.  Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II, John Hancock Equity Trust and John Hancock Investment Trust III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.


  Name and Principal                Positions and Offices                  Positions and Offices
   Business Address                    with Underwriter                       with Registrant
   ----------------                    ----------------                       ---------------

Maureen R. Ford                    Director, Chairman, President        Trustee, Chairman, President
101 Huntington Avenue              and Chief Executive Officer           and Chief Executive Officer
Boston, Massachusetts

Robert H. Watts                     Director, Executive Vice                        None
John Hancock Place              President and Chief Compliance
P.O. Box 111                               Officer
Boston, Massachusetts

Mark C. Lapman                              Director                                None
53 State Street
Boston, Massachusetts

Susan S. Newton                       Senior Vice President, Chief             Senior Vice President,
101 Huntington Avenue                  Legal Officer and Secretary       Chief Legal Officer and Secretary
Boston, Massachusetts

Robert A. Brown                        Senior Vice President,                   Senior Vice President
101 Huntington Avenue                  Chief Financial Officer                  and Chief Financial
Boston, Massachusetts                     and Treasurer                               Officer

William H. King                        Vice President and                        Vice President and
101 Huntington Avenue                  Assistant Treasurer                           Treasurer
Boston, Massachusetts

Thomas E. Moloney                          Director                                 None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                        Director                                 None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                           Director                                 Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts



                                       C-3



  Name and Principal                Positions and Offices                  Positions and Offices
   Business Address                    with Underwriter                       with Registrant
   ----------------                    ----------------                       ---------------


David F. D'Alessandro                      Director                                  None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Keith F. Hartstein                    Executive Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

Gary Cronin                             Senior Vice President                        None
101 Huntington Avenue
Boston, Massachusetts

John T. Litzow                          Senior Vice President                        None
101 Huntington Avenue
Boston, Massachusetts

Kristine McManus                          Vice President                             None
101 Huntington Avenue
Boston, Massachusetts

Thomas H. Connors                         Vice President                          Vice President
101 Huntington Avenue                     and Compliance                          and Complaince
Boston, Massachusetts                        Officer                                 Officer

Jeffrey H. Long                     Vice President, Controller and                   None
101 Huntington Avenue                    Assisatant Treasurer
Boston, Massachusetts



                                       C-4



  Name and Principal                Positions and Offices                  Positions and Offices
   Business Address                    with Underwriter                       with Registrant
   ----------------                    ----------------                       ---------------

Karen F. Walsh                            Vice President                             None
101 Huntington Avenue
Boston, Massachusetts


     (c) None.

Item 28.  Location of Accounts and Records

         The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment
         Company Act of 1940 as its principal executive offices at 101
         Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 29.  Management Services

     Not applicable.

Item 30.  Undertakings

     (a) Not applicable.



                                       C-5



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 28th day of February, 2003.

                              JOHN HANCOCK INVESTMENT TRUST III

                              By:      *
                              -----------------------
                              Maureen R. Ford
                              Chairman, President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                        Title                              Date
       ---------                        -----                              ----

        *
------------------------      Trustee, Chairman, President             February 28, 2003
Maureen R. Ford               and Chief Executive Officer


        *
------------------------      Senior Vice President and
Richard A. Brown              Chief Financial Officer

/s/William H. King
------------------------      Vice President, Treasurer
William H. King               (Chief Accounting Officer)

        *
------------------------      Trustee
Dennis S. Aronowitz

        *
------------------------      Trustee
Richard P. Chapman, Jr.

        *
------------------------      Trustee
William J. Cosgrove




                                       C-6


       Signature                        Title                              Date
       ---------                        -----                              ----


------------------------      Trustee
John M. DeCiccio

        *
------------------------      Trustee
Richard A. Farrell

        *
------------------------      Trustee
William F. Glavin

        *
------------------------      Trustee
John A. Moore

        *
------------------------      Trustee
Patti McGill Peterson

        *
------------------------      Trustee
John W. Pratt




*By: /s/Susan S. Newton                                               February 28, 2003
     -------------------
     Susan S. Newton
     Attorney-in-Fact
     Powers of Attorney
     dated June 23, 2001
     and September 12, 2001
     filed herewith.



                                       C-7



                        John Hancock Investment Trust III

                               (File no. 33-4559)

                                INDEX TO EXHIBITS

99.(a) Articles of Incorporation. Amended and Restated Declaration of Trust dated March 1, 2002.######

99.(a).1   Abolition of John Hancock U.S. Global Leaders Fund and Amendment of
           Section 5.11 effective August 27, 2002.######

99.(b)     By-Laws.  Amended and Restated By-Laws dated December 3, 1996.****

99.(b).1   Amendment to By-Laws dated March 1, 2002.######

99.(c) Instruments Defining Rights of Security Holders. See Exhibit 99.(a) and 99.(b).

99.(d)     Investment Advisory Contracts.   Advisory Agreement restated
           January 1, 1994.*

99.(d).1   Investment Management Contract between John Hancock Growth Fund and
           John Hancock Advisers, Inc. dated July 1, 1996. **

99.(d).2   Investment Management Contract between John Hancock International
           Fund and John Hancock Advisers, Inc. dated July 1, 1996.**

99.(d).3   Investment Management Contract between John Hancock Global Fund and
           John Hancock  Advisers,  Inc. dated July 1, 1996.**

99.(d).4   Sub-Advisory Agreement among International Fund, Indocam
           International Investment Services and John Hancock Advisers, Inc.
           dated January 1, 2000.*******

99.(d).5   Sub-Advisory Agreement among Global Fund, Indocam International
           Investment Services and John Hancock Advisers, Inc. dated
           January 1, 2000.*******

99.(d).6   Interim Sub-Advisory Agreement among John Hancock International Fund,
           Nicholas Applegate and John Hancock Advisers, Inc. dated
           December 21, 2000.##

99.(d).7   Interim Sub-Advisory Agreement among John Hancock Global Fund,
           Nicholas Applegate and John Hancock Advisers, Inc. dated
           December 21, 2000.##

99.(d).8   Second Interim Sub-Advisory Agreement among John Hancock
           International Fund, Nicholas Applegate and John Hancock Advisers,
           Inc. dated December 31, 2000.##

                                       C-8


99.(d).9   Second Interim Sub-Advisory Agreement among John Hancock Global Fund,
           Nicholas Applegate and John Hancock Advisers, Inc. dated
           December 31, 2000.##

99.(d).10  Sub-Advisory Agreement among John Hancock Global Fund, Nicholas-
           Applegate and John Hancock Advisers, Inc. dated May 11, 2001.###

99.(d).11  Sub-Advisory Agreement among John Hancock International Fund,
           Nicholas-Applegate and John Hancock Advisers, Inc. dated
           May 11, 2001.###

99.(e)     Underwriting Contracts. Distribution Agreement between  John Hancock
           Funds, Inc. and the Registrant dated November 13, 1996.***

99.(e).1   Form of Soliciting Dealer Agreement between John Hancock Broker
           Distribution Services, Inc. and Selected Dealers.******

99.(e).2   Form of Financial Institution Sales & Service Agreement.*

99.(e).3   Amendment to Distribution Agreement dated July 1, 1996.**

99.(e).4   Amendment to Distribution Agreement dated March 1, 2001.##

99.(f)     Bonus or Profit Sharing Contracts.  Not Applicable.

99.(g)     Custodian Agreements.  Custody Agreement between John Hancock Mutual
           Funds and Bank of New York dated September 10, 2001.####

99.(h)     Other Material Contracts.  Amended and Restated Master Transfer
           Agency  Service Agreement between John Hancock funds and John Hancock
           Signature Services, Inc. dated June 1, 1998.*****

99.(h).1   Amendment to Amended and Restated Master Transfer Agency and Service
           Agreement dated March 1, 2001.##

99.(h).2   Accounting & Legal Services Agreement between John Hancock Advisers,
           Inc. and the Registrant as of January 1, 1996.*

99.(i)     Legal Opinion.+

99.(j)     Other Opinions.  Auditor's Consent.+

99.(k)     Omitted Financial Statements.  Not Applicable.

99.(l)     Initial Capital Agreements.  Not Applicable.

99.(m)     Rule 12b-1 Plan. Class A Distribution Plan between John Hancock
           Growth Fund and John Hancock Funds, Inc. dated  June 3, 1997.*****

99.(m).1   Class B Distribution Plan between  John Hancock Growth Fund and John
           Hancock Funds, Inc. dated June 3, 1997.*****

99.(m).2   Class A Distribution Plan between John Hancock Global Fund, John
           Hancock International Fund, John Hancock Special Opportunities Fund and John Hancock Funds, Inc. dated June 3, 1997.****

99.(m).3   Class B Distribution Plan between John Hancock Global Fund, John
           Hancock International Fund, John Hancock Special Opportunities Fund and John Hancock Funds, Inc. dated June 3, 1997.****

99.(m).4   Class C Distribution Plans between John Hancock Growth Fund,
           John Hancock International Fund and John Hancock Special
           Opportunities Fund and John Hancock Funds, Inc. dated June 1,
           1998.*****

99.(m).5   Class C Distribution Plan between John Hancock Global Fund and John
           Hancock Funds, Inc. dated March 1, 1999.*******


                                       C-9


99.(n)     Not Applicable.

99.(o)     Rule 18f-3. John Hancock Funds Class A, Class B and Class C
           Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for each fund in the trust.*****

99.(o).1   Rule 18f-3. John Hancock Funds Class A, Class B, Class C and
           Class I - Multiple Class Plan pursuant to Rule 18f-3 for
           Registrant.#####

99.(p)     Code of Ethics: John Hancock Advisers and each of the John
           Hancock Funds dated October 1, 2002.######

99.(p).1   Code of Ethics: Indocam International Investment Services.#

99.(p).2   Code of Ethics: Nicholas-Applegate.##

* Previously filed electronically with post-effective amendmen no. 28, file nos. 811-4630;33-4559) on February 27, 1995, accession number 0000950146-95-000057.

** Previously filed with post-effective amendment number 32 (file nos. 811-4630; 33-4559) on August 30, 1996, accession number
           0001010521-96-000151.

*** Previously filed with post-effective amendment number 33 (file nos. 811-4630; 33-4559) on February 27, 1997, accession number
           0001010521-97-000227.

**** Previously filed with post-effective amendment number 34 (file nos. 811-4630; 33-4559) on February 27, 1998, accession number
           0001010521-98-000202.

***** Previously filed with post-effective amendment number 36 (file nos. 811-4630; 33-4559) on December 21, 1998, accession number
           0001010521-98-000397.

****** Previously filed with post-effective amendment number 37 (file nos. 811-4630; 33-4559) on February 25, 1999, accession number
           0001010521-99-000143.

******* Previously filed with post-effective amendment number 39 (file nos. 811-4630; 33-4559) on December 23, 1999, accession number
           0001010521-99-000389.

******** Previously filed with post-effective amendment number 40 (file nos. 811-4630; 33-4559) on February 25, 2000, accession number
           0001010521-00-000199.

# Previously filed with post-effective amendment number 41 (file nos. 811-4630; 33-4559) on December 13, 2000, accession number
           0001010521-00-000482.

## Previously filed with post-effective amendment number 42 (file nos. 811-4630; 33-4559) on February 9, 2001, accession number
           0001010521-01-000106.

### Previously filed with post-effective amendment number 43 (file nos. 811-4630; 33-4559) on June 25, 2001, accession number
           0001010521-01-500062.

#### Previously filed with post-effective amendment number 44 (file nos. 811-4630; 33-4559) on December 27, 2001, accession number
           0001010521-01-500306.

##### Previously filed with post-effective amendment number 44 (file nos. 811-4630; 33-4559) on February 27, 2002, accession number
           0001010521-02-000110.

###### Previously filed with post-effective amendment number 46 (file nos. 811-4630; 33-4559) on February 12, 2003, accession number
           0001010521-03-000089.

+          Filed herewith.


                                      C-10